As filed with the Securities and Exchange Commission on July 23, 2026

Securities Act File No. 333-

Investment Company Act File No. 811-24203

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ___ ☐
Post-Effective Amendment No. ___ ☐
And
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. ___ ☐

Powerlaw Fund II

(Registrant Exact Name as Specified in Charter)

631 Folsom Street Ste A & B
San Francisco, California 94107-3850
(Address of Principal Executive Offices (Number, Street, City, State and Zip Code))

(707) 653-6892
(Registrant’s Telephone Number, including Area Code)

Michael Dinsdale
631 Folsom Street Ste A & B
San Francisco, California 94107-3850
(Name and Address of Agent for Service)

WITH COPIES TO:
John J. Mahon
Adam Fleisher
Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Tel: (212) 225-2000

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE U.S. SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans.

☐ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(c) under the Securities Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to section 8(c) of the Securities Act.

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

☐ immediately upon filing pursuant to paragraph (b) of Rule 486

☐ on (date) pursuant to paragraph (b) of Rule 486

☐ on (date) pursuant to paragraph (a) of Rule 486

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “1940 Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [     ], 2026

PRELIMINARY PROSPECTUS

Powerlaw Fund II

[    ] Shares

Powerlaw Fund II (the “Fund”, “we”, “us” or “our”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an externally managed, non-diversified, closed-end management investment company with limited operating history. Powerlaw Fund Adviser, LLC (formerly known as Akkadian CEF Manager, LLC), a Delaware limited liability company, is our investment adviser (the “Adviser”) and manages our investments subject to the supervision of our board of trustees (the “Board”). We intend to elect to be classified, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. As a registered investment company and a RIC, we will be required to comply with certain regulatory requirements.

Prior to commencement of operations, it is intended that [•] (the “Predecessor Fund”) will reorganize with and transfer substantially all of its assets and liabilities to us (the “Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to ours. The Predecessor Fund’s investments, if any, at the time of the Proposed Reorganization will be appropriate for investment by us in light of our investment objectives and policies. The Predecessor Fund’s investment adviser is also the Adviser.

This prospectus (the “Prospectus”) relates to the registration and resale of up to [•] shares of our common shares of beneficial interest, par value $0.001 per share (the “Shares”), by the shareholders identified in this Prospectus (the “Selling Shareholders”). The Selling Shareholders presently hold equity interests in the Predecessor Fund and will receive Shares issued by us in connection with the Reorganization conducted pursuant to a private placement that will be exempt from the registration requirements of the Securities Act. We have applied to list our Shares on [•] (the “Exchange”) under the symbol “[•].” The listing of our Shares must be approved by the Exchange prior to any trading of our Shares on the Exchange. Unlike an IPO, the resale by the Selling Shareholders is not being underwritten by an investment bank. A Selling Shareholder may, or may not, elect to sell its Shares covered by this Prospectus, as and to the extent such Selling Shareholder may determine. Sales made by the Selling Shareholders, if any, will be made through brokerage transactions on the Exchange at prevailing market prices. See “Plan of Distribution.” If a Selling Shareholder chooses to sell its Shares, we will not receive any proceeds from the sale of Shares by the Selling Shareholder. We intend to keep this Prospectus effective until all of the securities have been sold pursuant to this Prospectus or Rule 144 under the Securities Act or any other rule of similar effect.

No established public trading market for our Shares currently exists and our Shares have no history of trading in private transactions.

On the day that our Shares are initially listed on the Exchange, the Exchange will begin accepting, but not executing, pre-opening buy and sell orders and will begin to continuously generate the indicative Current Reference Price (as defined below) on the basis of such accepted orders. During a 10-minute “Display Only” period, market participants may enter quotes and orders in our Shares in the Exchange’s systems and such information is disseminated, along with other indicative imbalance information, to [•] (“[•]”), and other market participants (including the other financial advisors) by the Exchange on its NOII and BookViewer tools. Following the “Display Only” period, a “Pre-Launch” period begins, during which [•], in its capacity as our designated financial advisor to perform the required functions, must notify the Exchange that our Shares are “ready to trade.” Once [•] has notified the Exchange that our Shares are ready to trade, the Exchange will calculate the Current Reference Price (as defined below) for our Shares, in accordance with the Exchange’s rules. If [•] then approves proceeding at the Current Reference Price, the Exchange will conduct price validation checks in accordance with its rules. As part of conducting its price validation checks, the Exchange may consult with [•] and other market participants (including the other financial advisors). Upon completion of such price validation checks, the applicable orders that have been entered will then be executed at such price and regular trading of our Shares on the Exchange will commence. Under the Exchange rules, the “Current Reference Price” means: (i) the single price at which the maximum number of orders to buy or sell our Shares can be matched; (ii) if more than one price exists under clause (i), then the price that minimizes the number of our Shares for which orders cannot be matched; (iii) if more than one price exists under clause (ii), then the entered price (i.e., the specified price entered in an order by a customer to buy or sell) at which our Shares will remain unmatched (i.e., will not be bought or sold); and (iv) if more than one price exists under clause (iii), a price determined by the Exchange after consultation with [•], [•] will exercise any consultation rights only to the extent that it may do so consistent with the anti-manipulation provisions of the federal securities laws, including Regulation M (to the extent applicable), or applicable relief granted thereunder. The registered shareholders will not be involved in the Exchange’s price-setting mechanism, including any decision to delay or proceed with trading, nor will they control or influence [•] in carrying out their roles as financial advisors. [•] will determine when our Shares are ready to trade and approve proceeding at the Current Reference Price primarily based on consideration of volume, timing, and price. In particular, [•] will determine, based primarily on pre-opening buy and sell orders, when a reasonable amount of volume will cross on the opening trade such that sufficient price discovery has been made to open trading at the Current Reference Price. For more information, see the section titled “Plan of Distribution.”

Our investment objective is to seek long-term capital appreciation. Under normal circumstances, we will seek to achieve our investment objective by primarily investing in equity and equity-related securities of, and instruments providing economic exposure to, late-stage, privately-held technology companies that, in the view of the Adviser, are established, high-growth businesses with significant revenues and durable competitive advantages within their respective markets (each, a “Portfolio Company”). The Adviser generally considers a company to have a competitive advantage if the Adviser believes the company possesses one or more attributes — such as commercial scale, market position, proprietary technology, brand recognition or network effects — that distinguish it from other companies operating in its sector. We will seek to identify Portfolio Companies that the Adviser believes are differentiated and positioned for sustained growth, based on the Adviser’s assessment of industry and technology trends, its knowledge of the private markets and of where leading institutional and venture investors are deploying capital, and its own proprietary research and analysis. We may invest in Portfolio Companies organized or operating both within and outside the United States. We intend to make both direct and indirect investments in Portfolio Companies. We will seek to invest directly in the equity and equity-related securities of Portfolio Companies, which may include common stock, preferred stock, and convertible securities, and other equity or equity-linked securities and ownership interests. We may acquire these securities from the issuer or, in secondary transactions, from existing security holders. In order to broaden our access to Portfolio Companies, we may also invest indirectly, including by acquiring interests in special purpose vehicles (“SPVs”), privately offered funds (“Private Funds”) and other pooled investment vehicles that provide economic exposure to one or more Portfolio Companies, and by entering into forward contracts. SPVs and Private Funds in which we invest are managed by unaffiliated third parties and may charge management fees, carried interest or other fees that will reduce the value of, and the return on, our investment. We may acquire these interests directly from the sponsor or, in secondary transactions, from existing investors. A more detailed description of these investment structures and their related risks appears under “Prospectus Summary - Investment Strategy and Types of Investments,” “The Fund’s Investments — Investment Structures” and “Risk Factors.”

Investing in our Shares involves a high degree of risk and is highly speculative. Before buying any Shares, you should consider the discussion of the risks of investing in our Shares together with all of the other information contained in this Prospectus. See “Risk Factors” beginning on page 23 of the Prospectus. In addition, investors should observe the following:

●	Shares of closed-end management investment companies frequently trade at a discount to their net asset values (“NAV”).

●	If our Shares trade at a discount to our NAV, investors will face increased risk of loss.

●	We do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be less consistent than the distributions of other registered investment companies that primarily make debt investments.

●	Indirect investments in Portfolio Companies involve substantial risks, including that the Portfolio Company may object to or not recognize our investment and actively seek to obstruct it, which could result in us disposing of such investments. Such dispositions could potentially be on unfavorable terms or at a loss. See “Risk Factors – Risks Associated with Our Investments.”

●	There are significant potential risks associated with investing in technology companies that have complex capital structures, including limited financial resources, limited operating histories, limited publicly available information, dependence on management and talent efforts of a small group of people and the increased likelihood of unexpected problems in areas of product development, manufacturing, marketing, financial and general management. See “Risk Factors – Risks Associated with Our Investments.”

●	As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. This constitutes leverage and may magnify the potential for gain or loss and may increase the risk of investment in our Shares. See “Risk Factors – Risks Related to Leverage.”

This Prospectus concisely sets forth important information you should know before investing in our Shares. Please read this Prospectus before investing and keep it for future reference. A Statement of Additional Information (the “SAI”), dated [•], 2026, containing additional information about us, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. We will also file annual and semi-annual reports to shareholders and other information about us with the SEC. The SAI, annual and semi-annual reports and other information about us are available free of charge by contacting us at c/o Powerlaw Fund II, 631 Folsom Street Ste A & B, San Francisco, California 94107-3850, calling us at [•] or visiting our website located at [•]. You may also contact us using the foregoing address and telephone number for any shareholder inquiries. Information on our website is not incorporated into or a part of this Prospectus. You may also obtain the SAI, material incorporated by reference and other information about us for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus is _________, 2026

TABLE OF CONTENTS

We have not, and the Selling Shareholders have not, authorized anyone to give you any information other than in this Prospectus, and we take no responsibility for any other information that others may give you. We are not, and the Selling Shareholders are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

PROSPECTUS SUMMARY

The following information is only a summary and does not contain all of the information that you should consider before investing in Powerlaw Fund II. Before investing, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI and our Amended and Restated Declaration of Trust and Agreement (the “Declaration of Trust”).

The Fund	Powerlaw Fund II (the “Fund”, “we,” “us” or “our”) is a newly organized Delaware statutory trust that is registered under the 1940 Act as an externally managed, non-diversified, closed-end management investment company with limited operating history.

Our business operations are managed and supervised under the direction of our Board of Trustees (the “Board”), subject to the laws of the State of Delaware and our Declaration of Trust. The Board is comprised of [five] trustees, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”). The Board has overall responsibility for the management and supervision of our business operations.

Prior to commencement of operations, it is intended that [•] (the “Predecessor Fund”) will reorganize with and transfer substantially all of its assets and liabilities to us (the “Proposed Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to ours. The Predecessor Fund’s investments, if any, at the time of the Proposed Reorganization will be appropriate for investment by us in light of our investment objectives and policies. The Predecessor Fund’s investment adviser is also the Adviser.

The Proposed Reorganization is subject to approval by our Board. In considering whether to approve the Proposed Reorganization, the Board will consider whether participation in the Proposed Reorganization is in our best interests. There is no guarantee that the Proposed Reorganization will be approved or consummated. In the event the Proposed Reorganization is not consummated, we will invest the proceeds from the sale of Shares in accordance with our investment objective and strategies.

Investment Adviser

Powerlaw Fund Adviser, LLC (formerly known as Akkadian CEF Manager, LLC), a Delaware limited liability company, (the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as our investment adviser pursuant to an investment advisory agreement between us and the Adviser (the “Investment Advisory Agreement”).

The Powerlaw Platform

The Adviser is a wholly-owned subsidiary of Powerlaw Capital Group, LLC, a Delaware limited liability company (“Powerlaw Capital Group” or “PCG”). Powerlaw Capital Group is an asset management platform established to, among other things, sponsor and advise a family of registered closed-end funds that seek to provide public market investors with access to late-stage private technology companies. Each registered fund advised by the Adviser is designed to share a common framework: a registered, non-diversified, closed-end management investment company that intends to elect to be regulated as a RIC, lists its shares on a national securities exchange, and pursues exposure to private technology companies through direct and indirect investments. The first registered fund sponsored by the platform, Powerlaw Corp. (Nasdaq: PWRL), commenced trading on Nasdaq on May 27, 2026. We are the second registered fund sponsored by the platform. The Adviser serves, or expects to serve, as investment adviser to each of the registered funds sponsored by the platform, as well as certain private funds and other investment vehicles that Powerlaw Capital Group may sponsor and launch from time to time. The Adviser, Powerlaw Capital Group and their affiliates currently manage, and intend in the future to manage, other closed-end funds and investment vehicles, certain of which may have investment objectives, strategies and target investments that are similar to, or that overlap with, ours. As a result, the Adviser and its affiliates are subject to conflicts of interest in allocating investment opportunities, personnel and other resources among us and such other funds and vehicles.

Powerlaw Capital Group and the Adviser are recently organized and have limited history operating a registered closed-end management investment company. See “Risk Factors – The Adviser is newly formed and has limited experience managing a registered closed-end management investment company.”

Investment Heritage — Akkadian

The Adviser’s investment team draws on the heritage and private markets experience of Akkadian Ventures (“Akkadian”), a venture capital and secondary investment firm founded in 2010 from which the Powerlaw platform originated. The principals of Powerlaw Capital Group and the Adviser have managed Akkadian and the investment professionals primarily responsible for managing our portfolio developed their experience investing in private technology companies at Akkadian. Akkadian is under common control with Powerlaw Capital Group and the Adviser.

Akkadian focuses on direct secondary investments, option exercise loans and company liquidity programs in the private markets. As of March 31, 2026, Akkadian, together with its affiliates, managed approximately $1.36 billion in assets and has completed more than 875 transactions across 130+ private technology companies over a 16-year history. The Adviser believes that the relationships Akkadian’s principals have developed across the private secondary market over this period may position us to access investment opportunities, including as a counterparty in secondary transactions. There can be no assurance that these relationships will result in investment opportunities for us, or that any such opportunities will be available on favorable terms.

The historical results and experience of Akkadian and its affiliated funds are not a guarantee of, and may not be indicative of, our future results. Akkadian’s prior investment vehicles were privately offered funds that differ from us in structure, investment program, regulatory framework, and fees and expenses, and the historical performance of those vehicles is not attributable to us. See “Risk Factors.”

Ownership, Control and the Investment Committee

The Adviser is owned and controlled by Powerlaw Capital Group, which in turn is controlled by Michael Dinsdale, its Chief Executive Officer, Benjamin Black, its Chief Investment Officer, and Peter Smith, its President and General Counsel.

All investment decisions made on our behalf are made by the Adviser, subject to the oversight of our Board, and are overseen by the Adviser’s investment committee (the “Investment Committee”). The Investment Committee is currently comprised of Benjamin Black and Michael Dinsdale and is supported by other members of the Adviser’s senior investment team. The Investment Committee is responsible for selecting and evaluating investment and disposition decisions with respect to our investments. The members of the Investment Committee may change from time to time as designated by the Adviser.

Under the Investment Advisory Agreement, commencing upon the date that this registration statement is declared effective by the SEC (the “Effective Date”), we will pay the Adviser a management fee (the “Management Fee”), payable quarterly in arrears, calculated at an annual rate of 2.50% of our average gross assets, which includes cash and cash equivalents and assets financed using leverage, determined as of the end of the two (2) most recently completed calendar quarters.

Investment Objective, Investment Strategy and Types of Investments

Investment Objective

Our investment objective is to seek long-term capital appreciation. There can be no assurance that we will achieve our investment objective. Our investment objective is not a fundamental policy and may be changed by our Board without prior approval of our shareholders, upon sixty (60) days’ prior written notice to shareholders.

Investment Strategy

Under normal circumstances, we will seek to achieve our investment objective by primarily investing in equity and equity-related securities of, and instruments providing economic exposure to Portfolio Companies. The Adviser generally considers a company to have a competitive advantage if the Adviser believes the company possesses one or more attributes — such as commercial scale, market position, proprietary technology, brand recognition or network effects — that distinguish it from other companies operating in its sector.

We will seek to identify Portfolio Companies that the Adviser believes are differentiated and positioned for sustained growth, based on the Adviser’s assessment of industry and technology trends, its knowledge of the private markets and of where leading institutional and venture investors are deploying capital, and its own proprietary research and analysis. We may invest in Portfolio Companies organized or operating both within and outside the United States. We intend to make both direct and indirect investments in Portfolio Companies, as described below.

Types of Investments

Direct investments. We will seek to invest directly in the equity and equity-related securities of Portfolio Companies, which may include common stock, preferred stock, and convertible securities, and other equity or equity-linked securities and ownership interests. We may acquire these securities from the issuer or, in secondary transactions, from existing security holders.

Indirect investments. In order to broaden our access to Portfolio Companies, we may also invest indirectly, including by acquiring interests in SPVs, Private Funds and other pooled investment vehicles that provide economic exposure to one or more Portfolio Companies, and by entering into forward contracts. SPVs and Private Funds in which we invest are managed by unaffiliated third parties and may charge management fees, carried interest or other fees that will reduce the value of, and the return on, our investment. We may acquire these interests directly from the sponsor or, in secondary transactions, from existing investors. A more detailed description of these investment structures and their related risks appears under “The Fund’s Investments — Investment Structures” and “Risk Factors.”

Non-Diversified Status and Concentration

We are classified as a “non-diversified” management investment company under the 1940 Act, which means we may invest a greater portion of our assets in the securities of a smaller number of issuers than a diversified fund. Under normal circumstances, we will concentrate our investments in a variety of industries, including but not limited to artificial intelligence (“AI”) and machine learning; enterprise and application software; cloud computing and infrastructure; data and analytics; cybersecurity; semiconductors and advanced hardware; financial technology; digital assets and blockchain; aerospace, defense and space; robotics and automation; mobility and transportation; healthcare and life sciences technology; biotechnology and synthetic biology; energy and climate technology; industrial and manufacturing technology; agriculture and food technology; consumer internet and media; commerce and retail technology; gaming and interactive entertainment; spatial and immersive computing; telecommunications and connectivity; real estate and construction technology; education, human resources, marketing, legal and government technology; and quantum and other emerging computing technologies.

Temporary and Other Investments

We may hold a portion of our assets — including while we are building positions in Portfolio Companies and for cash management or temporary defensive purposes — in cash and cash equivalents, U.S. government securities and other short-term, high-quality fixed income instruments, money market funds, exchange-traded funds and other liquid investments. To the extent we hold a significant portion of our assets in these investments for an extended period, we may not achieve our investment objective.

Holding Period and Dispositions

We generally intend to hold our investments as a long-term investor, and we do not expect to dispose of investments on any particular timeline or upon the occurrence of any particular event. We may continue to hold an investment in a Portfolio Company following a liquidity event, such as an initial public offering or a merger or acquisition, or we may dispose of an investment, in whole or in part, when the Adviser determines that doing so is appropriate and consistent with our investment objective. The timing of any liquidity event is difficult to predict.

We may seek to realize, reduce or otherwise dispose of our investments through transactions in both the private markets and the public markets. Private market dispositions may include secondary sales of privately-held securities or interests in SPVs or Private Funds to other investors, sales back to the issuer or its existing securityholders, and dispositions in connection with a merger, acquisition or other company-level transaction. Public market dispositions may include sales of securities that have become publicly traded, including following a Portfolio Company's initial public offering, direct listing or other liquidity event, subject to any applicable lock-up, holding-period or volume limitations and to applicable securities laws. There can be no assurance that any particular means of disposition will be available to us at any given time or on terms we consider favorable.

As a general matter, and consistent with prudent portfolio management, we intend to maintain a majority of our portfolio in exposure to privately-held companies. This is not a fundamental policy, however, and we reserve the right to deviate from that allocation if the Adviser determines that circumstances warrant, including as a result of Portfolio Companies becoming publicly traded, market conditions, the availability of investment opportunities, or portfolio management, liquidity or regulatory considerations.

Leverage and Changes to Policies

We may borrow money and issue debt securities to the extent permitted by the 1940 Act. Our use of leverage, and the related risks, are described under “Leverage” and “Risk Factors.” Except for any policies expressly identified as fundamental, our investment objective and the strategies and policies described above are not fundamental and may be changed by our Board without shareholder approval.

Investment Criteria	In selecting investments, the Adviser seeks to identify Portfolio Companies that, in its view, exhibit some or all of the following general characteristics. The Adviser applies these criteria flexibly, and not every Portfolio Company will exhibit each characteristic:

•	established commercial operations and significant revenue scale relative to other privately-held companies at a similar stage of development;

•	a leading, differentiated or defensible position within their respective markets;

•	significant and durable competitive advantages with the potential to support growth over an extended period;

•	meaningful and sustained revenue growth within large and growing addressable markets;

•	a demonstrated ability to attract capital from established institutional, venture capital or strategic investors;

•	experienced management teams and recognized brands, products or services;

•	evidence of investor demand for their securities in the private and secondary markets; and

•	the potential, in the Adviser’s view, to perform as durable companies over the long term, including following a future liquidity event such as an initial public offering or a merger or acquisition.

The foregoing criteria represent desired characteristics only. We cannot guarantee that all, or any, of our Portfolio Companies will exhibit these characteristics, and the Adviser may invest in companies that do not meet one or more of them. The Adviser may also modify the characteristics it considers from time to time.

Our target Portfolio Companies are generally late-stage, privately-held companies. In recent years, many such companies have tended to remain private for longer periods before pursuing an initial public offering (“IPO”) or other liquidity event, and we are designed to provide investors with access to these companies during their private growth phase.

The Adviser evaluates prospective investments against these criteria through the research and due diligence process described under “— Investment Process.” Our investment criteria are not fundamental policies and may be changed by our Board, or by the Adviser pursuant to delegated authority, without shareholder approval and, except as otherwise required by applicable law, without prior notice to shareholders.

Investment Structures	As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically governed by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies.

Direct equity investments. We will seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. We will seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases. Over the past 15 years, Akkadian has developed relationships with over 40 brokers who provide it and its affiliated entities access to various opportunities. In addition, the Adviser may use private secondary marketplaces such as Hiive Markets Limited, Forge Securities LLC, NPM Securities, LLC, and Zanbato Securities LLC, which have registered with the SEC’s Alternative Trading System by filing a Form ATS with the SEC and which are registered broker-dealers and FINRA members as reported by FINRA’s Brokercheck online service. Such private secondary marketplaces are used to source introductions to potential sellers of (i) equity and equity-related interests in privately-held companies that meet the Adviser’s investment criteria and (ii) equity interests in SPVs that provide indirect access to equity and equity-related interests in privately-held companies that meet the Adviser’s investment criteria. Upon receiving such introductions via the private secondary marketplaces, the Adviser (a) negotiates, documents, and closes the transactions directly with the sellers or via the corresponding private secondary marketplace and (b) if applicable pays a commission to the private secondary marketplace. We will also purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet the Adviser’s investment criteria, by leveraging Akkadian’s relationships at the target companies in the broader venture capital community.

We will seek to deploy capital primarily in the form of non-controlling equity and equity-linked investments in Portfolio Companies. The term “equity” includes common shares, preferred shares, and convertible securities. The term “equity-linked security” includes securities, the returns on which are linked to the performance of an equity security.

We seek to invest directly in the equity securities of Portfolio Companies, however, in order to increase our access to Portfolio Companies, we may also invest in (i) SPVs and similar investment structures, (ii) forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and (iii) Private Funds to gain diversified exposure to Portfolio Companies or to obtain co-investment opportunities from Private Fund managers. In addition, we may purchase equity interests in SPVs in secondary transactions. We may invest in Portfolio Companies through secondary purchases and exchanges from selling stockholders of such companies and direct purchases from such Portfolio Companies.

We invest in SPVs that are private investment vehicles managed by unaffiliated external managers or general partners that are designed to provide us and other eligible investors access to concentrated economic exposure of one or more specific private companies through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. Other eligible investors in the SPVs may include high net worth individuals, family offices, and entities that satisfy “accredited investor” or “qualified purchaser” requirements, depending on the structure of the SPV. Generally, other investors in the SPV will not be affiliated with us or our Adviser, however, we may co-invest in SPVs with affiliates in accordance with the 1940 Act, the rules thereunder, and any related guidance or exemptive relief obtained by us. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that we expect to invest in may have different terms and structures, which may present unique risks and a different economic experience or return profile than if we were to hold interests in the underlying private companies directly. The types of SPVs in which we expect to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of our investment and our investment return. All investors in an SPV typically will have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered between an investor (including us) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. When investing in SPVs, we seek to obtain information rights that are typical for investors in SPVs, including rights to receive timely annual capital account statements, financial statements and tax statements, as well as confirmation of the SPV’s continued ownership of interests in the underlying Portfolio Company securities. We do not primarily control any such SPVs, and such SPVs will not be consolidated for financial reporting purposes or treated as our subsidiaries. Private investment vehicles in which we invest that are primarily controlled by us will be consolidated for financial reporting purposes and treated as Subsidiaries (as defined below). We may hold 100% of the equity of, or contribute substantially all of the capital to, certain SPVs that we do not primarily control or manage. In these situations, we do not consolidate these entities for financial reporting purposes but will treat these SPVs as “Subsidiaries” for purposes of compliance with the 1940 Act. Specifically (i) we will comply with the provisions of the 1940 Act regarding investment policies (Section 8) on an aggregated basis with these SPVs; (ii) we comply with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregated basis with these SPVs, so that we treat the debt of these SPVs as our own debt for purposes of Section 18; (iii) these SPVs will comply with 1940 Act affiliated transaction restrictions and custody requirements (Section 17); (iv) to the extent that the SPV manager is engaged in activities with respect to the SPV that would cause the SPV manager to be an “investment adviser” of that SPV as that term is defined in the 1940 Act, the SPV will enter into an agreement with the SPV manager, with such terms as required by Section 15(a) of the 1940 Act, and the Board will approve such agreement and a template form of SPV manager agreement will be filed as an exhibit to the registration statement (for the avoidance of doubt, no such SPV manager will be considered an adviser or sub-adviser to us); (v) the management fee, if any, of these SPVs, including any performance fee, will be included in the management fee line item of our fees and expenses table, and the SPVs’ expenses will be included in the other expenses line item of our fees and expenses table; and (vi) these SPVs will agree to inspection of their books and records by the SEC, and such books and records will be kept in accordance with the 1940 Act (Section 31).

In limited circumstances, certain of our investments may be structured through a multi-layer special purpose vehicle (“Multi-Layer SPV”). Under this arrangement, we initially invest in an intermediary vehicle, typically organized as a limited liability company or limited partnership. That intermediary vehicle may invest directly in a single-tier special purpose entity (the “Primary SPV”), which directly owns securities of the underlying Portfolio Company or may invest in additional intermediary vehicles, which ultimately invest directly in a Primary SPV.

The Multi-Layer structure facilitates efficient management of investment terms, eases compliance with transfer restrictions and regulatory requirements, and allows for tax optimization. Specifically, it provides us with increased flexibility to participate in complex secondary market transactions, manage liquidity events, accommodate investor-specific regulatory constraints, and optimize capital calls and distributions.

In a Multi-Layer SPV structure, we retain economic exposure to the underlying portfolio investments through our direct or indirect ownership of interests in the Primary SPV, subject to the terms and agreements governing the respective SPVs. Investors should carefully consider the additional structural complexity and potential risks arising from such arrangements.

See “Risk Factors – There are risks associated with investing in SPVs or similar investment structures, including that we will bear our pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying Portfolio Companies” for a description of the risks of investing through SPVs.

We may make investments directly or indirectly through one or more subsidiaries that primarily engage in investment activities in securities and other assets and that we primarily control and consolidate for financial reporting purposes (each, a “Subsidiary”). We form Subsidiaries to manage investments with increased flexibility, simplify transfers of economic interests, and mitigate investment-specific risks. The Subsidiaries are consolidated with us for financial reporting purposes and for purposes of compliance with the 1940 Act. Specifically (i) we will comply with the provisions of the 1940 Act regarding investment policies (Section 8) on an aggregated basis with our Subsidiaries; (ii) we will comply with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregated basis with our Subsidiaries, so that we treat the debt of our Subsidiaries as our own debt for purposes of Section 18; (iii) the Subsidiaries will comply with 1940 Act affiliated transaction restrictions and custody requirements (Section 17); (iv) to the extent any of our subsidiaries have investment advisers, the investment advisers to our Subsidiaries will comply with Section 15 regarding approval of advisory agreements, and we will file any such agreements as exhibits to our registration statement (note that the Adviser is authorized to create Subsidiaries pursuant to delegated authority to the Adviser within the Investment Advisory Agreement and the Adviser does not enter into separate advisory agreements with the Subsidiaries it creates); (v) the management fee, if any, of the Subsidiaries, including any performance fee, will be included in the management fee line item of our fees and expenses table, and the Subsidiaries’ expenses will be included in the other expenses line item of our fees and expenses table; and (vi) the Subsidiaries will agree to inspection of their books and records by the SEC, and such books and records will be kept in accordance with the 1940 Act (Section 31). We and our shareholders will bear the respective organizational and operating fees, costs, expenses and liabilities of Subsidiaries created by us. References herein to our investments also refer to any Subsidiary’s investments.

To the extent that we invest in Private Funds, investors should be aware that investing in Private Funds introduces additional layers of structural complexity, and potential risks related to liquidity, transparency and valuation. Investments in Private Funds also may result in additional indirect costs for shareholders. See “Risk Factors – Investments in Private Funds may involve significant risks, including that the Adviser will have no control over the investments of the Private Fund and we will bear our pro rata portion of expenses on investments in Private Funds.”

Portfolio Construction

Number of Holdings

Under normal circumstances, we intend to construct a focused portfolio consisting of approximately 20 to 30 Portfolio Companies. The actual number of Portfolio Companies in which we are invested may be greater or smaller from time to time, including during periods in which we are building, rebalancing or repositioning the portfolio or holding the proceeds of dispositions. We are classified as a non-diversified management investment company, and intend to concentrate our investments, as described under “Investment Objective, Investment Strategy and Types of Investments.” Because we expect to hold a relatively focused portfolio, developments affecting any single Portfolio Company may have a greater effect on us than they would on a fund holding a larger number of positions.

Position Sizing and RIC Diversification

We generally will seek to limit our investment in any single Portfolio Company to no more than 20% of our net assets, measured at the time of purchase. Because the value of our investments will fluctuate following purchase, any single investment may represent more or less than 20% of our net assets at any given time. We intend to size individual positions, and to construct the portfolio as a whole, in a manner that the Adviser believes is consistent with the asset diversification requirements applicable to RICs under the Code. These requirements are described under “Certain U.S. Federal Income Tax Considerations.” The 20% guideline is not a fundamental policy, and the Adviser may determine to hold a larger or smaller position in a Portfolio Company in its discretion without shareholder approval or prior notice to shareholders, subject to applicable law.

Building and Rebalancing Positions

After establishing an initial position in a Portfolio Company, we may increase or decrease that position through subsequent transactions, and the Adviser may rebalance the portfolio from time to time in its discretion, based on its evaluation of our Portfolio Companies, the availability of additional exposure, our liquidity and other portfolio-management considerations. The specific Portfolio Companies in which we invest, and the relative size of our positions, will change over time. We cannot guarantee that we will be able to achieve or maintain any particular position size, allocation or number of holdings.

Holding Period and Liquidity Events

Consistent with our investment objective, we generally intend to hold our investments as a long-term investor. Certain of our Portfolio Companies are expected to be late-stage private companies that the Adviser believes may experience a liquidity event, such as an initial public offering or a merger or acquisition, generally within approximately one to six years following our investment. The timing of any liquidity event is difficult to predict, however, and a liquidity event may not occur within that period or at all. We may continue to hold an investment following a liquidity event. See “Investment Objective, Investment Strategy and Types of Investments – Holding Period and Dispositions.” We may also choose to sell or dispose of our position in a portfolio company investment prior to a liquidity event occurring, including for portfolio structuring purposes, to the extent we believe an attractive opportunity exists to exit such investment, or if we believe that continuing to hold such investment may raise concerns from a legal, regulatory or tax perspective for us.

Geographic Focus

We expect that most of our investments will be in Portfolio Companies organized in the United States, but we may also invest in Portfolio Companies organized outside the United States, including in emerging market countries. For this purpose, we consider emerging market countries to be those included in the MSCI Emerging Markets Index.

Liquidity, Transfer Restrictions and Changes

A substantial portion of our investments will be illiquid and subject to legal or contractual transfer restrictions, which may include rights of first refusal, drag-along rights and lock-up restrictions following an initial public offering, and dispositions of interests held through SPVs or Private Funds may require the consent or action of an unaffiliated manager. As a result, we may be unable to dispose of investments when we would otherwise choose to do so, or at prices we consider favorable. Except for any policy expressly identified as fundamental, the portfolio construction guidelines described above are not fundamental and may be changed by our Board or the Adviser without shareholder approval and, except as otherwise required by applicable law, without prior notice to shareholders.

For a complete discussion of the risks involved with our investments, please read the section entitled “Risk Factors.”

NAV	On a monthly basis we will publish our NAV per share, within 10 business days of the end of the month, on our website. Additionally, on a quarterly basis, we will provide updated information regarding our current portfolio, including information regarding our underlying Portfolio Company holdings on an aggregate basis as a percentage of our net assets. Such information will be available within 60 days of the end of each fiscal quarter on our website at [•].

Investment Process

Sourcing and Identification

The Adviser seeks to identify prospective Portfolio Companies that satisfy its investment criteria using its professional network, its industry relationships, and its internal research and analysis. The Adviser’s research draws on a range of sources, including external research and industry relationships, to identify and evaluate trends that may affect individual companies or entire industries. The Adviser expects to source investment opportunities through a number of channels, including direct relationships with companies and their stakeholders; relationships with registered broker-dealers and other intermediaries; private secondary marketplaces operated by registered broker-dealers and SEC-registered alternative trading systems; and direct negotiations with existing securityholders, including venture capital funds, and current and former employees, seeking liquidity in their privately-held securities. Where an opportunity is sourced through a broker-dealer or private secondary marketplace, we may pay a commission or other transaction-based fee.

Due Diligence

Once the Adviser identifies a prospective Portfolio Company, it performs the due diligence it considers appropriate in light of the nature of the opportunity. As part of its company-level review, the Adviser may assess factors such as the company’s total addressable market and market growth rate, financing history, growth rate, competitive position, business model, potential network effects or economies of scale, and any material regulatory or legal considerations, among other indicators. As part of its transaction-level review, the Adviser may evaluate the transparency of available financial information, the structure of the contemplated transaction (including the class or type of securities to be acquired), and recent and historical secondary market pricing.

For transactions involving SPVs, Private Funds or other vehicles, the Adviser’s diligence may also include a review of the relevant legal and transaction documentation, an assessment of the applicable manager’s or general partner’s capabilities and history, reference checks, and verification of ownership. For transactions with individual securityholders, the Adviser’s diligence may further include verification of ownership and title, review of relevant documentation, and background or reference checks, in each case as the Adviser considers appropriate. A principal objective of this process is to confirm clarity of ownership and to mitigate risks relating to the transfer of, or title to, the securities being acquired.

Ongoing Monitoring

Following an investment, the Adviser monitors the performance and financial trends of each Portfolio Company in order to assess our exposure to individual companies and the overall quality of our portfolio. The Adviser may establish valuation targets at the portfolio level and with respect to particular companies, sectors or exposures. If the Adviser determines that a Portfolio Company is underperforming or is no longer consistent with our investment objective, it may seek to dispose of the investment, including in the private markets and potentially at a loss, and may redeploy the resulting proceeds into other opportunities. The Adviser may modify its investment process from time to time in its discretion.

Proposed Ticker Symbol on Exchange	“[•]”

Distributions	The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our shareholders will be declared out of assets legally available for distribution. As we primarily focus on making investments in equity securities that provide opportunity for capital gains, we do not anticipate that we will pay distributions on a quarterly or other basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be less consistent than the distributions of registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. See “Distributions.” To qualify as a RIC, we must make certain distributions. See “Certain U.S. Federal Income Tax Considerations – Taxation as a Regulated Investment Company.”

Taxation	We intend to elect to be classified as a RIC for U.S. federal income tax purposes, and we intend to operate in a manner so as to continue to qualify as a RIC. Our tax treatment as a RIC will enable us to deduct qualifying distributions to our shareholders, so that we will be subject to U.S. federal income tax only in respect of earnings that we retain and do not distribute.

To maintain our status as a RIC, we must, among other things:

●	derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and maintain diversified holdings.

In addition, to qualify for RIC tax treatment, we must distribute to our shareholders (or be treated as distributing) for each taxable year dividends for tax purposes of an amount equal to at least the sum of (i) 90% of our investment company taxable income and (ii) 90% of our net tax-exempt income for that taxable year.

As a RIC, we generally will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gains that we timely distribute to our shareholders. We will be subject to corporate-level U.S. federal income tax on any income or net capital gains not distributed to our shareholders. If we fail to distribute a sufficient amount of our investment company taxable income or net capital gains on a timely basis, we may be subject to a nondeductible 4% federal excise tax. We may choose to retain all or a portion of our net capital gains or a portion of our income and pay the resulting U.S. federal income tax on such income or gains. See “Distributions” and “Certain U.S. Federal Income Tax Considerations.”

Leverage	We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing stock (i.e., preferred shares), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities representing stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of outstanding senior securities representing indebtedness plus the aggregate involuntary liquidation preference of such class of senior security which is a stock. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of outstanding senior securities representing indebtedness.

Distribution Reinvestment Plan	We have adopted an “opt out” distribution reinvestment plan (“DRIP”), under which a shareholder’s cash distributions would automatically be reinvested under the DRIP, unless the shareholder “opts out” of the DRIP, thereby electing to receive cash distributions.

Shareholders who receive distributions and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as shareholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, those shareholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Distribution Reinvestment Plan.”

Administrator	[•] serves as our administrator (the “Administrator”) pursuant to a fund administration services agreement.

Custodian, Transfer and Dividend Paying Agent and Registrar	[•] serves as our custodian. [•] serves as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Summary Risk Factors	There is no assurance that we will meet our investment objective. The value of your investment in us, as well as the amount of return you receive on your investment in us, may fluctuate significantly. You may lose part or all of your investment in us or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in us. Please refer to the section of the Prospectus titled “Risk Factors” for a more detailed discussion of the principal risk factors related to us.

Risks Related to Our Business and Our Structure

●	We are a newly organized, non-diversified closed-end management investment company with limited operating history.

●	We may lack investment diversification and are subject to greater risk than a broadly diversified fund.

●	Adverse market conditions may have a material adverse impact on our Portfolio Companies and our returns.

●	Political, social and economic uncertainty risks could have a material adverse effect on us.

●	A cyber-attack could have a material adverse effect on us.

●	Changes to U.S. tariff and import/export regulations may have a negative effect on the operations of our Portfolio Companies and, in turn, negatively impact us.

●	The loss of the services of any key personnel or data could have a material adverse effect on the Adviser and us, and materially adversely affect our financial condition and results of operations.

●	The Adviser is newly formed and has limited experience managing a registered closed-end management investment company.

●	Our financial condition and results of operations depend on our ability to achieve our investment objective.

●	We will likely experience fluctuations in our quarterly results, and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.

●	We operate in a highly competitive market for direct equity investment opportunities. If we are unable to make investments, it may have an adverse effect on our performance.

●	There are significant potential conflicts of interest which could impact our investment returns and limit the flexibility of our investment policies.

●	In the event the value of your investment declines, the Management Fee will still be payable.

●	Changes in laws or regulations governing our operations may adversely affect our business.

●	The transparency of our performance reporting may indirectly increase the difficulty of investing in certain Portfolio Companies.

●	The Adviser has full discretion over our portfolio, and our shareholders are not involved in investment decisions.

●	We are subject to the risks of active management.

●	Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

●	Our ability to enter into transactions with our affiliates is restricted.

●	We may be limited in our ability to enter into unfunded commitment agreements under Rule 18f-4 under the 1940 Act.

●	Our Board may change our non-fundamental investment policies and our investment strategies without prior notice or shareholder approval, the effects of which may be adverse.

●	We have indemnification obligations.

Risks Related to Our Investments

●	Our investments in equity securities are subject to risks inherent in equity investing, including the risk of loss of our entire investment.

●	There are risks inherent in investing in venture-backed companies.

●	Our investments in Portfolio Companies may be extremely risky, and we could lose all or part of our investments.

●	We may make investment decisions with limited due diligence and on the basis of incomplete or inaccurate information.

●	There are risks associated with investing in SPVs or similar investment structures, including that we will bear our pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying Portfolio Companies.

●	Investments in Private Funds may involve significant risks, including that the Adviser will have no control over the investments of the Private Fund and we will bear our pro rata portion of expenses on investments in Private Funds.

●	We may be subject to significant penalties, including forfeiture of our investment, if we fail to satisfy capital calls to a Private Fund, and we may engage in an over-commitment strategy that increases this risk.

●	A Private Fund may be terminated prior to the end of its stated term, which could adversely affect us.

●	We may invest in forward contracts, which involve certain risks.

●	Indirect investments in Portfolio Companies involve substantial risks, including that Portfolio Companies may object to our investments, which could result in us disposing of such investments, including potentially on unfavorable terms or at a loss.

●	There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

●	Secondary investments purchased at a negotiated discount may result in unrealized gains.

●	We may acquire contingent liabilities in connection with secondary investments.

●	We may acquire portfolios of interests on an “all or nothing” basis, including interests that may be less attractive.

●	We may not realize gains from our investments, may be compelled to liquidate our investments at a loss as a result of the actions of majority stockholders and, because certain of the Portfolio Companies may incur substantial debt to finance their operations, we may experience a complete loss on our investment in the event of a bankruptcy or liquidation of any of the Portfolio Companies.

●	Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of our investments, which could adversely affect the determination of our NAV.

●	The lack of liquidity in, and potentially extended holding period of, many of our investments may adversely affect our business and will delay any distributions of any gains.

●	Technology companies and technology-related companies in which we invest are subject to many risks, including volatility, intense competition from new and existing companies, decreasing life cycles, rapid obsolescence of products and services, changing consumer preferences, periodic downturns, significant losses and/or limited earnings, limited operating histories and management experience, and patent and other intellectual property considerations.

●	Companies involved in, or exposed to, aerospace and defense technology in which we invest are subject to many risks, including changing government policy and defense spending, reliance on limited contracts, long and capital-intensive development cycles, rapid technological obsolescence, supply chain and geopolitical vulnerabilities, cybersecurity threats, intellectual property considerations, and the high volatility or total loss associated with emerging startups.

●	Companies involved in, or exposed to, AI-related businesses in which we invest are subject to many risks, including limited product lines, markets, financial resources and/or personnel, intense competition, potentially rapid product obsolescence, and heavy dependence on intellectual property rights.

●	Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we determine to do so.

●	We may be subject to lock-up provisions or agreements that could prohibit us from selling our investments for a specified period of time.

●	There are significant potential risks relating to holding Portfolio Company securities following an IPO.

●	There are uncertainties regarding the tax treatment of certain of our investments.

●	We will generally not hold a controlling interest in any of our Portfolio Companies.

●	We may be required to pledge voting rights in connection with certain investments.

●	Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

●	Our ability to make follow-on investments may be limited.

Tax Risks

●	We will be subject to corporate-level U.S. federal income tax on our income and gains if we are unable to qualify as a RIC.

●	If we are not treated as a “publicly offered regulated investment company,” certain shareholders will be treated as having received certain income and their allocable share of expenses, which may not be deductible.

●	We may choose to pay distributions in our own shares, in which case shareholders may be required to pay tax in excess of the cash they receive.

●	We cannot predict how new tax legislation will affect us, our investments, or our shareholders, and any such legislation could adversely affect our business.

●	Our DRIP may create a taxable event for shareholders.

Risks Related to Leverage

●	We may borrow money, which may magnify the potential for loss and may increase the risk of investing in us.

●	Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Risks Related to the Listing of Our Shares

●	Our direct listing differs significantly from listings arising from an underwritten IPO.

●	Our share price may be volatile, and could decline significantly and rapidly.

●	An active, liquid, and orderly market for our Shares may not develop or be sustained. You may be unable to sell your Shares at or above the price at which you purchased them.

Risks Related to Our Securities and This Offering

●	Anti-takeover provisions in our governing documents may limit the ability of other entities or persons to acquire control of us.

●	Shares of closed-end management investment companies have in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our Shares will not decline below our NAV per share.

See “Risk Factors” section beginning on page 23 of this Prospectus and other information included in this Prospectus for additional discussion of factors you should consider before deciding to invest in our securities.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by “us” or “the Fund” or that “we” will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in us.

Annual expenses	Percentage of Net Assets Attributable to Shares
Management Fees	[•]	%(1)
Interest Payments on Borrowed Funds	[•]	%(2)
Other Expenses	[•]	%(3)
Acquired Fund Fees and Expenses	[•]	%(4)
Total Annual Expenses	[•]	%

(1)	Under the Investment Advisory Agreement, commencing on the Effective Date, we will pay the Adviser a Management Fee, payable quarterly in arrears, calculated at an annual rate of 2.50% of our average gross assets, which includes cash and cash equivalents and assets financed using leverage, determined as of the end of the two (2) most recently completed calendar quarters. The Management Fee reflected in the table is estimated for our first year of operations following the Effective Date, taking into account the assumed leverage included in Footnote (2) below. This estimate is calculated by determining the ratio that the Management Fee bears to our net assets attributable to common shares (rather than our gross assets). This estimate includes the management fees of our Subsidiaries and any SPVs treated as Subsidiaries for purposes of compliance with the 1940 Act (See “Investment Strategy and Types of Investments – Investment Structures”).

(2)	We may borrow funds to make investments or for other purposes. The costs associated with any borrowings will be indirectly borne by our shareholders. For purposes of the above estimates, we have assumed that we will utilize approximately $[•] million of leverage during our first year of operations following the Effective Date, at an assumed interest rate of [•]% per annum.

(3)	Other expenses include, but are not limited to, our accounting, legal and auditing fees, organizational costs, expenses related to our DRIP, as well as fees paid to the Administrator, the transfer agent, the custodian and the Trustees. Other expenses include expenses of our Subsidiaries and any SPVs treated as Subsidiaries for purposes of compliance with the 1940 Act (See Investment Strategy and Types of Investments - Investment Structures). We based these expenses on estimated amounts for our first fiscal year of operations.

(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including Private Funds. The amounts under this line item are estimated for our first fiscal year of operations, based on the assets presently held by the Predecessor Fund and our anticipated investment strategy.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common shares. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are included in the following example.

Example	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return.	$	[•]	$	[•]	$	[•]	$	[•]

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common shares will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, if our Board authorizes and we declare a cash dividend, participants in our DRIP who have not otherwise elected to receive cash will receive a number of shares of our common shares, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share at the close of trading on the valuation date for the distribution. See “Distribution Reinvestment Plan” for additional information regarding our DRIP.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements.

The forward-looking statements contained in this Prospectus involve risks and uncertainties, including statements as to:

●	our future operating results, including our ability to achieve objectives;

●	our business prospects and the prospects of our Portfolio Companies;

●	the impact of investments that we expect to make;

●	our contractual arrangements and relationships with third parties;

●	the dependence of our future success on the general economy and its impact on the industries in which we invest;

●	market conditions and our ability to access capital;

●	the ability of our Portfolio Companies to achieve their objectives;

●	the valuation of our Portfolio Companies, particularly those having no liquid trading market;

●	our expected financings and investments;

●	the adequacy of our cash resources and working capital; and

●	the timing of cash flows, if any, from our investments.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

●	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;

●	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

●	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

●	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions and cybersecurity attacks; and

●	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this Prospectus and in our filings with the SEC.

THE FUND

We are a newly organized Delaware statutory trust formed on July 13, 2026, and are registered under the 1940 Act as a closed-end, non-diversified management investment company. We have limited operating history. Our term is perpetual unless we are otherwise terminated under the terms of our Declaration of Trust. Our principal office is located at 631 Folsom Street Ste A & B, San Francisco, California 94107-3850, and our telephone number is (707) 653-6892.

Prior to commencement of operations, it is intended that [•] (the “Predecessor Fund”) will reorganize with and transfer substantially all of its assets and liabilities to us (the “Proposed Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to ours. The Predecessor Fund’s investments, if any, at the time of the Proposed Reorganization will be appropriate for investment by us in light of our investment objectives and policies. The Predecessor Fund’s investment adviser is also the Adviser.

The Proposed Reorganization is subject to approval by our Board. In considering whether to approve the Proposed Reorganization, the Board will consider whether participation in the Proposed Reorganization is in our best interests. There is no guarantee that the Proposed Reorganization will be approved or consummated. In the event the Proposed Reorganization is not consummated, we will invest the proceeds from the sale of Shares in accordance with our investment objective and strategies.

Investment management services are provided to us by the Adviser pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing our investment program and our management and operation is vested in the Board.

Certain information about our current investments is included in this Prospectus. Additional information about our investments will be available in our Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) when they are prepared.

On a monthly basis we will publish our NAV per share, within ten (10) business days of the end of the month, on our website. Additionally, on a quarterly basis, we will provide updated information regarding our current portfolio, including information regarding our underlying Portfolio Company holdings on an aggregate basis as a percentage of our net assets and information regarding the number of shares and type of shares of each underlying Portfolio Company indirectly held by us on an aggregate basis. Such information will be available within sixty (60) days of the end of each fiscal quarter on our website at [•].

USE OF PROCEEDS

We will not receive any proceeds from the sales of Shares by the Selling Shareholders. We estimate that we will incur expenses of approximately $[•] in connection with this offering. We will not receive any proceeds from the sale of Shares by the Selling Shareholders. We have agreed to pay the costs, expenses and fees relating to the registration of the Selling Shareholders’ securities covered by this Prospectus.

RISK FACTORS

Investing in our Shares involves a number of significant risks. Before you invest in our Shares, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this Prospectus, before you decide whether to make an investment in our Shares. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

Risks Related to Our Business and Our Structure

We are a newly organized, non-diversified closed-end management investment company with limited operating history.

We are a newly organized, non-diversified, closed-end management investment company with limited operating history. As such, there is a very limited basis upon which a potential investor can evaluate our ability to achieve our stated investment objective. Additionally, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless.

The past investment performance of any entities with which the principals have been associated may not be indicative of the future results of an investment in us. In other words, considering the prior performance information contained herein and contained in other materials provided, all prospective investors should bear in mind that past performance is not necessarily indicative of future results, and there can be no assurance that we will achieve comparable results. Actual results could differ materially from those realized in the prior funds.

We may lack investment diversification and are subject to greater risk than a broadly diversified fund.

We intend to operate as a non-diversified investment company within the meaning of the 1940 Act, which means that we will not be limited by the 1940 Act with respect to the proportion of our assets that we may invest in a single issuer. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We will not have any specific size limits on holdings in securities of issuers, or in any one industry or size of issuer except as described in this Prospectus. Accordingly, the equity and equity-linked securities in which we invest are not expected to be diversified across multiple sectors and may also be concentrated in specific regions or countries, such as the United States. We may also have a significant portion of investments in the securities of a single issuer.

A relatively high concentration of assets could result in a portfolio that may be more vulnerable to fluctuations in value resulting from adverse conditions that may affect the economy, a particular industry, or a segment of issuers than would otherwise be the case if we were required to maintain wide diversification. Consequently, significant declines in the fair value of our larger investments will produce a material decline in our NAV.

To the extent we limit our number of investments, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Subject to our RIC asset diversification requirements, our requirements as a diversified investment company, our investments could be focused on relatively few issuers. As a result, a downturn in any particular industry in which a significant number of our Portfolio Companies operate could materially adversely affect us.

Our strategy of maintaining a highly concentrated portfolio is designed to offer substantial benefits but also entails significant risks. Concentration allows us to focus our investments on a select number of high-conviction companies, optimizing the potential for outsized returns and maximizing the beneficial impact of successful portfolio outcomes. Furthermore, this approach facilitates deeper due diligence, enhanced strategic oversight, and dedicated resources per investment, supporting informed decision-making and effective monitoring. Additionally, investors benefit from clarity and transparency regarding our targeted investment thesis.

However, maintaining a concentrated portfolio increases certain risks. A limited number of investments heightens the potential impact of individual company underperformance or adverse developments, increasing overall portfolio volatility. Moreover, reduced diversification amplifies our exposure to sector-specific, company-specific, and systemic risks, potentially magnifying negative outcomes during market downturns or disruptions. Additionally, concentrated portfolios may face liquidity challenges, particularly when holding privately-held companies, potentially complicating exit strategies or the ability to realize investments at desired valuations. Concentration can also elevate regulatory, valuation, and market risks, especially when we invest primarily in companies within a single industry or sector. In addition, if a Portfolio Company objects to our investment, and we dispose of the position as a result, the impact on a concentrated portfolio will be more significant than would be the case with a non-concentrated portfolio. See “Risk Factors – Indirect investments in Portfolio Companies involve substantial risks, including that Portfolio Companies may object to our investments, which could result in us disposing of such investments, including potentially on unfavorable terms or at a loss.”

Adverse market conditions may have a material adverse impact on our Portfolio Companies and our returns.

The value of, and the income generated by, the securities in which we invest may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rate changes, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of our investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, exchange trading suspensions and closures, infectious disease outbreaks, or pandemics. Rapid or unexpected changes in market conditions could cause us to liquidate our holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs, and significantly lower interest rates. These actions may result in significant expansion of public debt and greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Political, social and economic uncertainty risks could have a material adverse effect on us.

Social, political, economic, and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments, and other systems, including the financial markets, to which we and the issuers in which we invest are exposed. As global systems, economies, and financial markets are increasingly interconnected, events that once had only local impacts are now more likely to have regional or even global effects. Events that occur in one country, region, or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives, and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less, or different governmental regulation and supervision of the securities markets and market participants and increased, decreased, or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls, and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Recent examples of the above include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel and the United States, Iran and Israel in the Middle East. Russia’s invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. Additionally, the ongoing armed conflict between Israel and Hamas and other militant groups in the Middle East and the hostilities between the United States, Israel and Iran and related events may cause significant market disruptions and volatility. These events may adversely affect regional and global economies, including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas, and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not we invest in securities of other issuers located in Russia, Ukraine, Israel, and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of our investments.

U.S. and global markets have experienced increased volatility, including as a result of failures of certain U.S. and non-U.S. banks, which could be harmful to us and companies in which we invest. For example, if a bank in which we or a Portfolio Company has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by us or Portfolio Company. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility, and/or other services to a Portfolio Company fails, the Portfolio Company could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by Portfolio Companies remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services, or result in the Portfolio Companies being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to us and Portfolio Companies, both from market conditions and potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, due to developments in the banking industry or otherwise (including because of delayed access to cash or credit facilities), could have an adverse impact on us and our Portfolio Companies.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact our investments, it is clear that these types of events will impact us and the issuers in which we invest. The issuers in which we invest could be significantly impacted by emerging events and uncertainty of this type, and we will be negatively impacted if the value of our portfolio holdings decreases as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause us to suffer a loss of any or all of our investments or interest thereon. We will also be negatively affected if the operations and effectiveness of the Adviser, its affiliates, the issuers in which we invest, or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

A cyber-attack could have a material adverse effect on us.

Like other business enterprises, the use of the internet and other electronic media and technology exposes us and our service providers to potential operational and information security risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting us or the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact us. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact our ability to calculate our NAV, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject us to regulatory fines or financial losses, cause reputational damage, and/or otherwise disrupt normal business operations. We may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for trading counterparties and issuers of securities in which we invest, which could result in material adverse consequences for such issuers and may cause our investment in such Portfolio Companies to lose value. The Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Adviser cannot control the cyber-security systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cybersecurity breaches may not be detected.

Changes to U.S. tariff and import/export regulations may have a negative effect on the operations of our Portfolio Companies and, in turn, negatively impact us.

The U.S. government continues to enact and propose the imposition of new tariffs on specific countries and commodities, and may in the future increase or propose additional tariffs. In response, certain foreign trading partners, and others in the future, may impose retaliatory tariffs on certain U.S. goods or take other actions with respect to U.S. trade barriers. Although the Supreme Court recently invalidated the tariffs imposed under the International Emergency Economic Powers Act (“IEEPA”), certain tariff rates and obligations established through trade agreements that were negotiated during active IEEPA tariffs remain in effect, and the current administration has announced widely applicable tariffs pursuant to the Trade Act of 1974, effective February 24, 2026. The administration has indicated that it will continue seeking to implement tariffs through other statutory authorities as well. The scope of the Supreme Court’s decision may create market uncertainty as it relates to the availability of refunds for prior tariffs and the imposition of new tariffs to replace those imposed under IEEPA. The foregoing trade policy landscape has created significant uncertainty about the future relationship between the United States and certain other countries with respect to trade policies, treaties and new and increased tariffs. These developments, or the continued uncertainty relating to U.S. trade policies, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade. The uncertainty relating to U.S. trade policies has increased market volatility. Any of these factors could depress economic activity and restrict our Portfolio Companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact our business.

The loss of the services of any key personnel or data could have a material adverse effect on the Adviser and us, and materially adversely affect our financial condition and results of operations.

We depend on the experience, diligence, skill, and network of business contacts of the investment professionals the Adviser currently employs, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor, and manage our investments. The Adviser evaluates, negotiates, structures, closes, and monitors our investments in accordance with the terms of the Investment Advisory Agreement. Our future success will depend to a significant extent on the continued service and coordination of the Adviser’s senior investment professionals.

Our management and governance depends on the services of certain key personnel of the Adviser. The departure of key personnel and the loss of key vendor relationships could materially adversely affect our business, as relationships with investors, Portfolio Companies and other market participants are often personal in nature and difficult to transfer.

We will rely on the Adviser to manage our investments, including sourcing and due diligence. Consequently, our ability to achieve our investment objectives depends in large part on the Adviser and its ability to identify and advise us on attractive investment opportunities. This means that our investments are dependent upon the Adviser business contacts, its ability to successfully hire, train, supervise, manage and retain its personnel and its ability to maintain its operating systems. If we were to lose the services provided by the Adviser or its key personnel or if the Adviser fails to satisfactorily perform its obligations under the Investment Advisory Agreement, our investments and growth prospects may decline. In addition, we cannot assure investors that the Adviser will remain our investment adviser. We may not be able to find a suitable replacement adviser, resulting in a disruption in our operations that could adversely affect our financial condition, business, and results of operations. This could have a material adverse effect on our financial condition, results of operations, and cash flow.

In addition to key personnel, the Adviser relies extensively on multiple third-party service providers (including outside counsel, 1940 Act counsel, fund administration, audit, investment banking, transfer agents and consultants), creating additional operational and coordination risk. Additionally, our investment process relies upon information gathered from third-party data sources. If these sources contain errors or inaccuracies, investment decisions may be based on flawed information, which could adversely affect investment performance.

The Adviser is newly formed and has limited experience managing a registered closed-end management investment company.

While members of the Adviser’s experienced executive team have significant experience investing in our target investments, the Adviser has limited investment advisory experience managing a registered closed-end management investment company. Therefore, there is no assurance that the Adviser will be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our Shares may entail more risk than the shares of a comparable company with a substantial operating history. The 1940 Act imposes numerous constraints on the operations of registered closed-end management investment companies that do not apply to the other types of investment vehicles.

Our financial condition and results of operations depend on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on the Adviser’s ability to identify, analyze, and invest in Portfolio Companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Adviser’s structuring of the investment process and its ability to provide competent, attentive, and efficient services to us. There can be no assurance that the Adviser will be successful in investing in Portfolio Companies that meet our investment criteria, or that we will achieve our investment objective. It may be difficult to implement our strategy unless we maintain a meaningful amount of assets. Our success will depend in part upon the skill and expertise of the Adviser. Even if we are able to grow and build upon our investment operations, any failure to manage growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact the ability to make distributions.

We will likely experience fluctuations in our quarterly results, and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.

We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in the markets, and general economic and market conditions. These fluctuations may, in certain cases, be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We operate in a highly competitive market for direct equity investment opportunities. If we are unable to make investments, it may have an adverse effect on our performance.

A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, secondary market funds, other equity and non-equity-based investment funds, investment banks, and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors have substantially greater financial, technical, marketing and other resources than we do, longer operating histories, more extensive track records and deeper relationships with investors, intermediaries and deal sources. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may be willing to accept lower returns, higher risk, reduced fees or less favorable terms in order to win business, putting pressure on us to match such terms or risk losing investment opportunities. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that the Adviser will be able to identify and make direct equity investments that are consistent with our investment objective. To the extent we are unable to make investments in Portfolio Companies, an over-allocation of our assets in cash could have an adverse effect on our overall performance, as investments in cash and cash equivalents may not earn significant returns.

Developments in financial technology, such as AI or distributed ledger technology (or blockchain), have the potential to disrupt the financial industry and change the way financial institutions, including investment managers, do business, and could exacerbate these competitive pressures. We may lose investment opportunities in the future if we do not match pricing, structures and terms offered by competitors. Alternatively, we may experience decreased profitability, rates of return and increased risks of loss if we do match pricing, structures and terms offered by competitors.

In addition, the attractiveness of investments in the Portfolio Companies relative to other investment products could decrease depending on economic conditions. If investors shift allocations toward lower-cost index products, liquid alternatives or direct-lending vehicles, demand for our strategies could decline. This competitive pressure could adversely affect our ability to make successful investments, which would adversely impact our businesses, revenues, results of operations and cash flow.

We may also face significant competition specifically in connection with secondary investments. Many institutional investors, including fund-of-funds entities, as well as existing investors in Private Funds, may seek to purchase secondary investments in the same Private Funds or Portfolio Companies. In addition, some Private Fund managers may adopt policies or practices that exclude certain types of investors, such as fund-of-funds, or may be partial to secondary investments being purchased by existing investors. Certain secondary opportunities may also be conducted pursuant to a specified methodology, such as a right of first refusal granted to existing investors or a so-called “Dutch auction,” which can restrict the availability of those opportunities for us. There can be no assurance that we will be able to identify or consummate secondary investments that satisfy our investment objective.

There are significant potential conflicts of interest which could impact our investment returns and limit the flexibility of our investment policies.

Certain members of the Adviser’s team may serve as officers or directors of entities that operate in a line of business similar to ours, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests or our shareholders.

While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to the Adviser or us.

However, our executive officers and Adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while the Adviser anticipates that it will from time to time identify investment opportunities that are appropriate for both us and the other funds or accounts that in the future may be managed by the Adviser or an affiliate of the Adviser, to the extent it does identify such opportunities, the Adviser will establish a written allocation policy to ensure that we are not disadvantaged with respect to the allocation of investment opportunities among us and such other funds and accounts. The Adviser and its affiliates, as applicable, will allocate investment opportunities among its managed funds and accounts, including us, in accordance with its fiduciary duties to all the funds and accounts managed by the Adviser or its affiliates.

In the event the value of your investment declines, the Management Fee will still be payable.

The Management Fee is payable regardless of whether our NAV or your investment declines. As a result, we will owe the Adviser a Management Fee regardless of whether it incurred significant realized capital losses and unrealized capital depreciation (losses) during the fiscal period for which the Management Fee is paid.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our Portfolio Companies are subject to regulation by laws at the local, state, and federal levels. These laws and regulations, as well as their interpretations, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business and the value of your investment. Changes in tax laws or interpretations by regulatory bodies such as the IRS could negatively affect our qualification as a RIC or alter the tax consequences of our investment transactions.

The transparency of our performance reporting may indirectly increase the difficulty of investing in certain Portfolio Companies.

Although the Adviser will not report on the performance of individual Portfolio Companies, the Adviser will report on the Adviser’s website the valuation of securities owned by us and our aggregate Fund-level performance. As a result, some Portfolio Companies might be concerned that their performance could be derived from such figures. Such concern might be heightened in reverse proportion to the number of Portfolio Companies existing in our portfolio. These concerns might lead Portfolio Companies to oppose the sale of their securities to us and might make it more difficult for us to execute our investment strategy.

The Adviser has full discretion over our portfolio, and our shareholders are not involved in investment decisions.

Subject to the implementation of the investment limitations described herein, the Adviser has complete discretion in managing our portfolio. Our shareholders will not make decisions with respect to the management, disposition, or other realization of any investment made by us, or other decisions regarding our business and affairs. The Adviser’s incentive compensation structures for its personnel, including performance fees or carried interest arrangements in affiliated entities, may incentivize risk-taking behaviors, potentially influencing investment decisions in ways that could adversely impact us. Failures in the Adviser’s internal controls, compliance systems, technology platforms, or operational infrastructure could result in losses, regulatory penalties, or other adverse consequences for us.

We are subject to the risks of active management.

We are subject to management risk because we are an actively managed investment portfolio. Our ability to achieve our investment objective depends upon the Adviser’s skill in determining our allocation of assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluation and assumptions regarding investments may be incorrect in view of actual market conditions. The Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that these will produce the desired results. We may be subject to a relatively high level of management risk because we invest in private market investments, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. Our allocation of our investments across direct investments, Private Funds, SPVs, and other portfolio investments may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in us, as well as the overall risk profile of our portfolio, may vary over time. It is possible that we will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board. There may not be a public market or active secondary market for certain of the types of investments that we hold and intend to make. Our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value these investments monthly at fair value as determined in good faith in accordance with valuation policies and procedures approved by our Board.

The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective. Additionally, our Adviser has a conflict of interest in making recommendations of fair value because its management fee is calculated based on the value of the assets in us. We will value our investments monthly at fair value in accordance with valuation policies and procedures approved by our Board, based on, among other things, input of the Adviser and independent third-party valuation firm(s) engaged at the direction of the Board. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the Portfolio Company’s ability to make payments and its earnings, the markets in which the Portfolio Company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. The methodologies used to determine fair value involve significant subjective judgments and estimates, which may differ materially from values that could ultimately be realized upon a liquidity event or other disposition. Our NAV could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same Portfolio Company without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or trustees or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. We may co-invest with our Adviser or our officers and trustees in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price.

We intend to seek exemptive relief from the SEC to permit us to co-invest with certain affiliates and other funds managed by the Adviser. This relief would permit us to participate alongside affiliated entities in investment opportunities, subject to conditions designed to ensure fairness and equitable treatment, including Board oversight, allocation procedures, and compliance monitoring. There is no guarantee that such relief will be granted.

Furthermore, we, together with interests held by other advisory clients of the Adviser, may be limited from owning or controlling, directly or indirectly, interests in Private Funds or other issuers that equal or exceed 5% of such issuer’s outstanding voting securities. In addition, we may seek to invest in a Private Fund’s non-voting securities and, together with interests held by other advisory clients of the Adviser, may be limited in the amount we can invest. Such limitations are intended to ensure that an underlying Private Fund is not deemed an “affiliated person” of us for purposes of the 1940 Act, which would impose additional limits on our dealings with the Private Fund and its affiliated persons. Notwithstanding these limitations, under certain circumstances, we could become an affiliated person of a Private Fund or another issuer. In such circumstances, we may be restricted from transacting with the Private Fund or its portfolio companies absent an applicable exemption (whether by rule or otherwise).

We may be limited in our ability to enter into unfunded commitment agreements under Rule 18f-4 under the 1940 Act.

The SEC has adopted Rule 18f-4 under the 1940 Act, which, among other things, may impact our ability to enter into unfunded commitment agreements, such as a capital commitment to a Private Fund or as part of a direct investment. In addition, our ability to invest may be affected by considerations under other laws, rules, or regulations. Such regulatory restrictions may cause us to invest in different Private Funds or make different direct investments than it would otherwise, which could adversely affect our ability to achieve our investment objective.

Our Board may change our non-fundamental investment policies and our investment strategies without prior notice or shareholder approval, the effects of which may be adverse.

Our Board has the authority to modify or waive our non-fundamental investment policies, and our investment criteria and strategies without shareholder approval and without prior notice. We cannot predict the effect any changes to our current non-fundamental operating policies, investment criteria and strategies would have on our business, our NAV and operating results. However, the effects might be adverse, which could negatively impact our ability to make distributions to shareholders and cause you to lose all or part of your investment.

We have indemnification obligations.

We have indemnification obligations that would be payable from our assets, and such indemnification obligations will survive our winding-up and dissolution. These include obligations with respect to certain SPVs and Private Funds in which we may invest. For example, the SPV’s or Private Fund’s assets may be used to indemnify the respective entity’s managers. In such circumstances, the SPV or Private Fund may need to sell its securities or use investor cash to fund such indemnification obligations, thereby negatively impacting the investors of the SPV or Private Fund (such as us). Such liabilities may be material and have an adverse effect on the returns to investors.

Risks Related to Our Investments

Our investments in equity securities are subject to risks inherent in equity investing, including the risk of loss of our entire investment.

The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of the equity securities held by us may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets, and reduced demand for its goods and services. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, and competitive conditions within an industry. Equity securities of companies that operate in certain sectors, including technology-related sectors in which we may concentrate our investments, tend to experience greater volatility than companies in other sectors or the broader equity markets.

In addition, common equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which we may invest are structurally subordinated to preferred stock, bonds, and other debt instruments in a company’s capital structure in terms of priority to corporate income, and are therefore inherently riskier than preferred stock or debt instruments of such issuers. In the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a Portfolio Company, holders of equity interests would typically be last in line to receive distributions, and the remaining assets, if any, may not be sufficient to repay our investment.

The equity interests we hold may not appreciate in value and, in fact, may decline in value or lose all value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. Also, the value of our equity holdings may be particularly sensitive to general movements in the stock market, and a drop in the stock market may depress the price of our holdings. The value of our equity investments may also fluctuate because of changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

There are risks inherent in investing in venture-backed companies.

The types of investments that we anticipate making involve a high degree of risk. In general, financial and operating risks confronting Portfolio Companies can be significant. While targeted returns should reflect the perceived level of risk in any investment situation, there can be no assurance that we will be adequately compensated for risks taken. A loss of an investor’s entire investment is possible. The timing of profit realization is highly uncertain. Losses are likely to occur early in our term, while successes often require a long maturation.

Early-stage and development-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing and general management, which, in some cases, cannot be adequately solved. In addition, such companies may require substantial amounts of financing which may not be available through institutional private placements or the public markets. In addition, the markets that such companies target are highly competitive and in many cases the competition consists of larger companies with access to greater resources. The percentage of companies that survive and prosper can be small.

Investments in more mature companies in the expansion or profitable stage involve substantial risks. Such companies typically have obtained capital in the form of debt and/or equity to expand rapidly, reorganize operations, acquire other businesses, or develop new products and markets. These activities by definition involve a significant amount of change in a company and could give rise to significant problems in product or service development, marketing, sales, manufacturing, and general management of these activities.

Our investments in Portfolio Companies may be extremely risky, and we could lose all or part of our investments.

Investment in Portfolio Companies involves a number of significant risks, including:

These Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which our holdings could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation, and the reduction or loss of our investment;

These Portfolio Companies typically have limited operating histories, less-established and comprehensive product lines, and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions, and consumer sentiment in respect of their products or services, as well as general economic downturns;

Because the Portfolio Companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Adviser and its agents perform due diligence on these Portfolio Companies, their operations, and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the Portfolio Companies in which we invest. Furthermore, there can be no assurance that the information that the Adviser does obtain with respect to any investment is reliable. We will invest in Portfolio Companies for which current, up-to-date financial information is not available if the Adviser determines, based on the results of its due diligence review, that such investment is in our best interests and our shareholders;

Portfolio companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on us; and

Portfolio companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion, or maintain their competitive position.

We may make investment decisions with limited due diligence and on the basis of incomplete or inaccurate information.

We may in our sole discretion make the determination to invest without having access to the detailed information necessary for a full evaluation of the investment opportunity, including where we believe that such level of due diligence is either not possible or not practicable given the circumstances of the proposed portfolio investment (such as when the window of opportunity is short and/or the demand by other investors is high). In such circumstances, there may be a shorter or compressed due diligence process. We expect to make minority investments where we may have little or no opportunity to negotiate the terms of a particular investment or to require a specific Portfolio Company to disclose any particular type of information to us, either in connection with diligence or as ongoing reporting. Where we invest alongside an unaffiliated lead investor, the Adviser may rely to some extent on the lead investor’s diligence on the relevant investment and to negotiate certain terms of the investment. In addition, the Adviser may rely upon independent consultants or advisers in connection with their evaluation of proposed investments and may consider the diligence of potential co-investors or strategic partners. There can be no assurance that these consultants, advisers, co-investors, or strategic partners will accurately evaluate such investments, and such involvement of third-party consultants, advisers, co-investors, or strategic partners may present a number of risks primarily relating to the Adviser’s reduced control of the functions that are outsourced. As a result of any or all of these circumstances, the due diligence investigation that we carry out with respect to any such investment opportunity may not reveal or highlight all material risks associated with such investment opportunity, which may have otherwise been discovered with a more thorough process.

There are risks associated with investing in SPVs or similar investment structures, including that we will bear our pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying Portfolio Companies.

The Adviser may invest in Portfolio Companies indirectly through investing in SPVs. Investors should be aware that the use of SPVs introduces additional layers of structural complexity, and additional risks related to liquidity, transparency, and valuation may exist.

We, as a holder of securities issued by an SPV or similar investment structure, will bear our pro rata portion of such SPV or investment structure’s expenses. Investment in a Multi-Layer SPV introduces additional levels of expenses because we must bear our pro-rata portion of the expenses of any intermediary vehicle and the Primary SPV. The fees we pay to invest in an SPV may be higher than if we invested in the underlying Portfolio Company directly. These acquired fund fee expenses are in addition to the direct expenses of our own operations, thereby increasing costs and/or potentially reducing returns to investors.

Investments in SPVs are generally illiquid, and SPVs in which we invest are managed by external managers and therefore the Adviser will not have any control over the management of the SPV. In addition, our investments in SPVs may be subject to investment lock-up periods or other transfer restrictions and may require the approval of an external manager to transfer our interests or obtain stock following an IPO. As such, we may not be able to withdraw or transfer our investment at a desirable time. Even if we are able to withdraw from an SPV, it may take a considerable amount of time for the SPV to redeem or liquidate our position. An SPV’s withdrawal limitations may also restrict the Adviser’s ability to reallocate or terminate investments in SPVs that are poorly performing or have otherwise had adverse changes. We do not control the timing of cash or stock distributions from all of the external managers. We will have no direct claims against any Portfolio Company held by an SPV. SPVs may have different terms and structures, which may present unique risks and a different economic experience or return profile than if we were to hold interests in the underlying private companies directly.

SPVs may also present valuation and transparency challenges. Because SPVs are managed by unaffiliated persons or entities, we may have little to no transparency regarding the SPVs financial position or holdings. Information provided by the SPV may be minimal, and may not be provided in a timely manner. For information about the value of our investment in an SPV, the Adviser will be dependent on information provided by the manager of the SPV, including in some cases unaudited financial statements, which, if inaccurate, could adversely affect the Adviser’s ability to accurately value our Shares and to manage our investment portfolio in accordance with our investment objective. Moreover, the Adviser’s due diligence efforts may not necessarily detect fraud, malfeasance, inadequate back-office systems, or other flaws or problems with respect to the SPV manager. Shareholders have no individual right to receive information about the SPVs or their managers, will not be shareholders in the SPVs, and will have no rights with respect to or standing or recourse against the SPVs, their managers, or any of their respective affiliates. Shareholders should recognize that valuations of illiquid assets, including interests in SPVs, involve various judgments and consideration of factors that may be subjective.

Investments in Private Funds may involve significant risks, including that the Adviser will have no control over the investments of the Private Fund and we will bear our pro rata portion of expenses on investments in Private Funds.

Our investments in Private Funds subject us to the risks associated with direct ownership of the securities in which the underlying funds invest. Private Funds are also subject to operational risks, such as the Private Fund manager’s ability to maintain operations, including back-office functions, property management, accounting, administration, risk management, valuation services, and reporting. We may be required to indemnify certain of the Private Funds and/or their service providers from liability, damages, costs, or expenses. In addition, we, as a holder of securities issued by the Private Funds, will bear our pro rata portion of such Private Fund’s expenses. The fees we pay to invest in a Private Fund may be higher than if the manager of the Private Fund managed our assets directly. Incentive fees charged by certain Private Funds may incentivize its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee. These acquired fund fee expenses are in addition to the direct expenses of our own operations, thereby increasing costs and/or potentially reducing returns to investors. Investing in a Private Fund will have a different return profile than investing directly in the underlying portfolio securities, due to the different risks associated with these different ownership structures.

Private Funds are not registered as investment companies under the 1940 Act and, therefore, we will not be afforded the protections of the 1940 Act with respect to our Private Fund investments. For example, Private Funds may employ higher and/or more complex fee structures, may not have independent boards, may not require stockholder approval of advisory contracts, may employ leverage higher than other investment vehicles such as mutual funds, may engage in joint transactions with affiliates, and are not obligated to file financial reports with the SEC. In addition, managers of Private Funds may not be registered as investment advisers under the Advisers Act, in which case we, as an investor in Private Funds managed by such managers, will not have the benefit of certain of the protections afforded by the Advisers Act, including the fiduciary duties and compliance requirements imposed on registered investment advisers.

Although the Adviser will evaluate each Private Fund and its manager to determine whether its investment programs are consistent with our investment objective and whether the Private Fund’s investment performance is satisfactory, the Adviser will not have any control over the investments made by a Private Fund. In addition, our investments in Private Funds may be subject to investment lock-up periods, during which we may not be able to withdraw our investment. Even if our investment in a Private Fund is not subject to lock-up, it will take a significant amount of time to redeem or otherwise liquidate such a position. Such withdrawal limitations may also restrict the Adviser’s ability to reallocate or terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes. No market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency.

For information about the value of our investment in Private Funds, the Adviser will be dependent on information provided by the Private Funds, including unaudited financial statements, which, if inaccurate, could adversely affect the Adviser’s ability to accurately value our Shares and to manage our investment portfolio in accordance with our investment objective. A Private Fund may not provide us audited financials, and, in the absence of such audited financials, we will not have an independent third party verifying financial reports. Moreover, the Adviser’s due diligence efforts may not necessarily detect fraud, malfeasance, inadequate back-office systems, or other flaws or problems with respect to the underlying Private Fund managers. In purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager, and are subject to the risks inherent in relying on a third party manager. Shareholders have no individual right to receive information about the Private Funds or their managers, will not be shareholders in the Private Funds, and will have no rights with respect to or standing or recourse against the Private Funds, their managers, or any of their respective affiliates. Shareholders should recognize that valuations of illiquid assets, including interests in Private Funds, involve various judgments and consideration of factors that may be subjective. Private Fund valuations are subject to adjustment or revisions.

Each Private Fund will be subject to a variety of litigation risks. A Private Fund’s assets, including any investments made by the Private Fund and the Portfolio Companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund and we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of an investment of the Private Fund.

We may be subject to significant penalties, including forfeiture of our investment, if we fail to satisfy capital calls to a Private Fund, and we may engage in an over-commitment strategy that increases this risk.

If we fail to satisfy capital calls to a Private Fund in a timely manner, we will generally be subject to significant penalties, including the complete forfeiture of our investment in the Private Fund. Any failure by us to make timely capital contributions may impair our ability to pursue our investment program, cause us to be subject to certain penalties from the Private Funds, or otherwise impair the value of our investments.

The Adviser may make investments and commitments based, in part, on anticipated future capital calls and distributions from Private Funds. This may result in us making commitments to Private Funds in an aggregate amount that exceeds the total amounts invested by shareholders in us at the time of such commitment (i.e., to “over-commit”). To the extent that we engage in an “over-commitment” strategy, the risk associated with us defaulting on a commitment to a Private Fund will increase. We intend to maintain cash, cash equivalents, borrowings, or other liquid assets in sufficient amounts, in the Adviser's judgment, to satisfy capital calls from Private Funds; however, there can be no assurance that we will have sufficient liquid assets to satisfy all outstanding commitments.

A Private Fund may be terminated prior to the end of its stated term, which could adversely affect us.

The governing documents of a Private Fund generally include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of its limited partners or members, under certain circumstances, to terminate the Private Fund prior to the end of its stated term. Early termination of a Private Fund in which we are invested may result in us having distributed to it a portfolio of immature and illiquid securities, or our inability to invest all of our capital as anticipated, either of which could have a material adverse effect on our performance.

We may invest in forward contracts, which involve certain risks.

We may invest in “forward contracts” where a holder of a Portfolio Company’s securities (the “counterparty”) agrees to deliver Portfolio Company securities upon the removal of transferability and other restrictions from the Portfolio Company securities. Forward contracts may involve counterparty promises of future performances, including among other things, transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of stockholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance. Our ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures we take to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

Should a counterparty to a forward transaction die, become bankrupt, disabled, or no longer have legal capacity, it may not honor its contractual obligations with respect to its shares, and in some cases, may be relieved of such obligations. Due to divorce, bankruptcy, or for other reasons, counterparties may be subject to court orders or other legal requirements affecting their shares that are inconsistent with their obligations to us. In the event of a public offering, sale, or other corporate event affecting the underlying Portfolio Company to a forward contract, our investment could become more complicated and our rights could become uncertain. After such an event, we may be required to engage in further legal review of the investment and negotiation with brokers, transfer agents, and representatives of the Portfolio Company, its potential acquirer, and other parties.

In cases where we purchase a forward contract, because each underlying Portfolio Company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us. The Portfolio Company may not be a party to and may not have approved or been informed of the counterparty’s transactions with us, and, should the Portfolio Company object to the existence of the forward contract, it may take any number of steps to discourage or obstruct the transactions.

As of the date hereof, we have not purchased insurance policies related to our investments in forward contracts, however to mitigate some of the risks inherent in purchasing forward contracts, we may purchase insurance (at additional cost to us), which may be inadequate, and coverage limited or denied due to (among other things) liability limits, exclusions, the scope and limitations of coverage, the good faith and compliance of the insurer in honoring claims, the performance of the pool in making claims, among other things.

Indirect investments in Portfolio Companies involve substantial risks, including that Portfolio Companies may object to our investments, which could result in us disposing of such investments, including potentially on unfavorable terms or at a loss.

We may obtain exposure to Portfolio Companies indirectly by investing through SPVs, forward contracts or other such instruments. The underlying Portfolio Company may not be a party to and may not have approved or been informed of the counterparty’s or SPV’s transactions with us, unless otherwise disclosed. The Portfolio Company may, upon learning of the counterparty’s or SPV’s transactions, take steps to invalidate or frustrate them, demand that we stop purchasing the Portfolio Company’s securities, or seek redress or retaliation against counterparties, us, or others. Should the Portfolio Company object to the existence of the forward contract, or the creation of the SPV, it may take any number of steps to discourage or obstruct the transactions, including claiming that the counterparty transactions or SPV transactions violate the Portfolio Company’s agreements, claiming causes of action against counterparties or SPV sponsors or us, defensive measures intended to discourage counterparties or SPV sponsors from selling the Portfolio Company’s securities to us, refusing to accept or process securities transfers, or claiming rights to rescind our transactions or trigger rights of refusal to purchase the Portfolio Company’s securities involved in our transactions. Should a Portfolio Company wish to prospectively discourage secondary transactions by us, it may adopt policies or securities-related documents that makes such transactions impractical. A Portfolio Company may be under no obligation to approve or recognize transactions involving the Portfolio Company’s securities that occur as a result of forward transactions or through SPVs.

Portfolio Companies may object to our identification of it by name or other identifying information in public disclosures, regulatory filings, or marketing materials. Portfolio Companies may also object to our indirect ownership of its securities through SPVs or forward contracts or to the existence of our investment in any form. These objections may be raised directly by the Portfolio Company with us, indirectly by communicating the objections to the external unaffiliated managers of the SPV through which we indirectly hold our position in the Portfolio Company, or both. Such objections could cause a Portfolio Company, or the external unaffiliated manager of the applicable SPV, to take steps designed to invalidate, frustrate, or unwind our investment, including as applicable by seeking to cancel or rescind our interests in the Portfolio Company or be forced to withdraw from the applicable SPV, refusing to recognize our ownership, enforcing transfer restrictions in a manner adverse to us, requiring that we modify or retract our public disclosures regarding investment in the Portfolio Company, or demanding that we divest our position entirely.

We may experience circumstances in which Portfolio Companies raise objections of the above-described nature. If such objections are received, we expect to evaluate multiple considerations, including the perceived validity of the objections, the materiality of the Portfolio Company position in question, the price at which we and the Adviser believes the corresponding position could be sold, the Adviser and our determination of the corresponding Portfolio Company’s valuation and potential for future appreciation, the potential cost of any associated litigation, the impact of a potential dispute upon our business and operations, the impact of a potential dispute on our and the Adviser’s reputation in the marketplace, and other factors deemed relevant by us and the Adviser. Based on its evaluation of such considerations, we may elect to dispute the objection in order to attempt to retain such position or exit all or a portion of the position. Upon such an exit, we would seek alternative investments in order to replace those positions, which could materially impact our performance.

Any such outcome could force us to liquidate a position at an inopportune time, at a price below our cost basis, or at a complete loss, and could have a material adverse effect on our NAV and results of operations. A continuation or increase in the frequency of such objections could also materially impair our ability to execute our investment strategy and achieve our investment objective.

There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

We may utilize alternative trading systems and other private secondary markets to acquire equity securities of Portfolio Companies. We generally have little or no direct access to financial or other information from the Portfolio Companies in which we invest through such private secondary marketplaces. As a result, we are dependent upon the relationships and contacts of the Adviser to perform research and due diligence, and to monitor our investments after they are made. However, there can be no assurance that the Adviser will be able to acquire adequate information on which to make an investment decision with respect to any private secondary marketplace purchases, or that the information the Adviser is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the Portfolio Companies in which we invest could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our NAV and results of operations.

In addition, there can be no assurance that Portfolio Companies in which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices on alternative trading systems and other private secondary markets, where limited information is available, may not accurately reflect the true value of a Portfolio Company, and may in certain cases overstate a Portfolio Company’s actual value, which may cause us to realize future capital losses on our investment in that Portfolio Company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our NAV and results of operations.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of us as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, through such methods as contractual transfer restrictions and employment policies. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.

Secondary investments purchased at a negotiated discount may result in unrealized gains.

Secondary investments purchased at a discount will be marked up to the most recent NAV reported by the applicable third-party fund manager when we next determine our NAV, resulting in an unrealized gain. Such unrealized gains will increase our NAV and performance by the difference between the most recent NAV reported by the third-party fund manager and the negotiated purchase price. To the extent any gains on the secondary investment, including the gains resulting from negotiated purchases at a discount, are realized, the tax impact to shareholders is disclosed in “Certain U.S. Federal Income Tax Considerations.”

We may acquire contingent liabilities in connection with secondary investments.

In cases where we acquire an interest in a Private Fund or SPV through a secondary investment, we may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the Private Fund or SPV and, subsequently, such Private Fund or SPV recalls one or more of these distributions, we (as the purchaser of the interest to which such distributions are attributable, and not the seller) may be obligated to return the monies equivalent to such distribution to the Private Fund or SPV. While we may, in turn, make a claim against the seller for any such monies so paid, there can be no assurance that we would prevail on such claim.

We may acquire portfolios of interests on an “all or nothing” basis, including interests that may be less attractive.

At times, we may have the opportunity to acquire a portfolio of Private Fund or SPV interests from a seller on an “all or nothing” basis. In some such cases, certain of the interests may be less attractive than others, and certain of the fund managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for us to carve out from such purchases those secondary investments which the Adviser considers (for commercial, tax, legal, or other reasons) less attractive. As a result, we may acquire interests that we would not otherwise have purchased on a standalone basis, which could have an adverse effect on our overall performance.

We may not realize gains from our investments, may be compelled to liquidate our investments at a loss as a result of the actions of majority stockholders and, because certain of the Portfolio Companies may incur substantial debt to finance their operations, we may experience a complete loss on our investment in the event of a bankruptcy or liquidation of any of the Portfolio Companies.

We invest (i) in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies or (ii) in the equity securities of SPVs, which invest in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies. However, the securities we acquire may not appreciate in value and, in fact, may decline in value. In addition, the private company securities we acquire (or into which they are convertible) are often subject to drag-along rights. Drag-along rights are rights granted to a majority stockholder in a particular company that enable such stockholder to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force us to liquidate our position in a Portfolio Company at a specified price, which could be, in the Adviser’s opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that the Adviser deems appropriate on our investment. Further, capital market volatility and the overall market environment may preclude the Portfolio Companies from realizing liquidity events and impede our exit from these investments. The Portfolio Companies may make business decisions to forego or delay potential liquidity events, such as an IPO, which could delay our realization of value. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize on the disposition of any investments may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our investments. In addition, the Portfolio Companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on our investment.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of our investments, which could adversely affect the determination of our NAV.

Our portfolio investments are generally not in publicly traded securities (unless one of the Portfolio Companies goes public, and then only to the extent we have not yet liquidated our securities holdings therein). The Adviser prepares Portfolio Company valuations using the most recent Portfolio Company financial statements and forecasts, if available. The Adviser may utilize the services of an independent valuation firm, which, if engaged, may prepare or review valuations for all or some of our portfolio investments that are not publicly traded or for which the Adviser does not have readily available market quotations. The types of factors that the Adviser will take into account in providing its fair value determination with respect to such Portfolio Company valuation will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company, and other relevant factors. It is difficult to obtain financial and other information with respect to private companies, and even where the Adviser is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, the Adviser’s determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, the Adviser’s fair market value determinations with respect to any non-publicly traded Portfolio Company investment we hold may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our Shares based on an overstated NAV would pay a higher price than the value of our investments might warrant.

The lack of liquidity in, and potentially extended holding period of, many of our investments may adversely affect our business and will delay any distributions of any gains.

Our investments are generally in non-publicly traded securities (unless one of the Portfolio Companies goes public, and then only to the extent we have not yet liquidated our securities holdings therein).

Although the Adviser expects that most of our equity investments will trade on private secondary marketplaces, certain of the securities held may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities. In addition, while some Portfolio Companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any Portfolio Company at the time the Adviser desires to do so and at the price the Adviser anticipates. The illiquidity of our investments, including those that are traded on private secondary marketplaces, may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the carrying value of our investments. There is no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.

In addition, because we deploy our capital to invest primarily in equity securities of private companies (or equity-linked securities convertible into such equity securities), realization events, if any, are unlikely to occur in the near term with respect to the majority of the Portfolio Companies. We expect that our holdings of securities may require several years to appreciate in value and can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that our shareholders could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.

Technology companies and technology-related companies in which we invest are subject to many risks, including volatility, intense competition from new and existing companies, decreasing life cycles, rapid obsolescence of products and services, changing consumer preferences, periodic downturns, significant losses and/or limited earnings, limited operating histories and management experience, and patent and other intellectual property considerations.

The Adviser intends to focus our investments on Portfolio Companies that are technology focused. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-focused companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the Portfolio Companies that are technology-focused companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially adversely affect our business, financial condition, and results of operations. Our technology-focused Portfolio Companies may face significant regulatory risks related to data privacy, cybersecurity, consumer protection laws, and antitrust concerns. New regulations or enforcement actions could adversely impact the operations, profitability, or valuation of these technology-focused companies.

Because of our focus in technology and technology-related companies, the value of our interests may be susceptible to greater risk than an investment in a fund that invests in a broader range of securities. The specific risks faced by such companies include: rapidly changing science, technologies and consumer preferences; new competing products and improvements in existing products which may quickly render existing products or technologies obsolete; exposure, in certain circumstances, to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure, or unanticipated delays in securing, regulatory approvals; scarcity of management, technical, scientific, research and marketing personnel with appropriate training; the possibility of lawsuits related to patents and intellectual property; and rapidly changing investor sentiments and preferences with regard to technology-related investments (which are generally perceived as risky).

Companies involved in, or exposed to, aerospace and defense technology in which we invest are subject to many risks, including changing government policy and defense spending, reliance on limited contracts, long and capital-intensive development cycles, rapid technological obsolescence, supply chain and geopolitical vulnerabilities, cybersecurity threats, intellectual property considerations, and the high volatility or total loss associated with emerging startups.

Companies involved in aerospace and defense technology are subject to a wide range of unique and evolving risks. These businesses often operate in highly regulated markets, where changes in domestic and foreign government policy, defense budgets, procurement cycles, and export controls can materially affect operations and demand. Many such companies are reliant on a limited number of large government or commercial contracts, and the loss, delay, or renegotiation of such contracts may have a significant adverse impact on financial performance.

Aerospace and defense companies typically engage in complex, capital-intensive research and development with long development cycles, and there is no assurance that such efforts will yield commercially viable or operationally effective products. Rapid technological change, including the adoption of AI, autonomous systems, and advanced manufacturing techniques, can render existing offerings obsolete or noncompetitive. Companies in this sector may also be dependent on a narrow set of suppliers or specialized components, introducing risks related to supply chain disruption, quality control, or geopolitical tensions.

In addition, many of these companies operate in sensitive areas involving national security, classified information, or dual-use technologies, making them subject to heightened cybersecurity threats, espionage risks, and compliance burdens under national security laws. The failure to adequately protect intellectual property or to comply with export and regulatory requirements may result in severe penalties, contract loss, or reputational harm. Companies engaged in aerospace and defense activities may also face increased scrutiny from regulators, investors, and the public, particularly in connection with the use of advanced technologies in military or surveillance applications.

Startups and emerging companies in this space may have limited operating histories, constrained financial resources, and heightened reliance on key personnel or proprietary technology. As a result, they may experience significant volatility in valuation and performance, and the Fund’s investments in such companies could be subject to a high degree of risk, including the risk of total loss.

Companies involved in, or exposed to, AI-related businesses in which we invest are subject to many risks, including limited product lines, markets, financial resources and/or personnel, intense competition, potentially rapid product obsolescence, and heavy dependence on intellectual property rights.

AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error - potentially materially so - and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of the AI technology. Companies involved in, or exposed to, AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize AI. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and we may be adversely affected by negative developments impacting those companies, industries or sectors.

In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in AI will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Legal and regulatory changes, particularly related to information privacy and data protection, may have an impact on a company’s products or services. Companies engaged in AI-related activities could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. AI companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

AI companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and data services companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis.

Additionally, compliance with evolving regulatory obligations specific to AI may require significant changes to products, practices, and business models, which may adversely affect AI companies subject to such regulations. For example, the EU AI Act came into force on August 1, 2024, and will generally become fully applicable after a two-year transitional period (although certain obligations will take effect at an earlier or later time). The EU AI Act introduces various requirements for AI systems and models placed on the market or put into service in the EU, including specific transparency and other requirements for general-purpose AI systems and the models on which those systems are based. In the United States, there is increasing uncertainty as to the federal government’s approach to AI regulation going forward, as the continued applicability of the White House’s 2023 Executive Order on the Safe, Secure, and Trustworthy Development and Use of AI, which lays out a framework for the U.S. government, among other things, to monitor private sector development of certain foundation models, remains subject to regulatory development. Several states are considering enacting, or have already enacted, regulations concerning the use of AI technologies, including those focused on consumer protection, and depending on the scope of AI regulation at the federal level, some states may move to regulate AI model development and deployment. Further, at the federal and state level, there have been various proposals (and in some cases laws enacted) addressing “deepfakes” and other AI-generated synthetic media. Any of these regulatory developments could materially adversely affect the Portfolio Companies in which we invest and, correspondingly, our business, financial condition, and results of operations.

Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we determine to do so.

Our investments are, and are expected to continue to be, (i) in equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of privately-held companies and (ii) in equity securities SPVs, which invest in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of privately-held companies. Such equity securities are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent. In order to complete a purchase of shares, we may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. We may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When we complete an investment (or upon conversion of equity-linked securities), we generally become bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as tag-along rights (i.e., rights of a company’s minority stockholders to participate in a sale of such company’s shares on the same terms and conditions as a company’s majority stockholder, if the majority stockholder sell its shares of the company). These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO of a particular Portfolio Company, our ability to liquidate such securities may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our Portfolio Companies, or, where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate its position, and even where they are willing, other stockholders could exercise their tag-along rights to participate in the sale, thereby reducing the number of shares sellable by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

We intend to adhere to our primary investment strategy to “buy and hold” the Portfolio Company securities. However, although the Adviser believes alternative trading systems and other private secondary markets may offer an opportunity to liquidate our private company investments, in the event we need to liquidate such securities prior to a Portfolio Company’s liquidity event (i.e., IPO or merger or acquisition transaction), there can be no assurance that a trading market will develop for the securities that we liquidate or that the subject companies will permit their shares to be sold through such platforms.

Due to the illiquid nature of most of our investments, we may not be able to sell these securities at times when the Adviser deems it necessary to do so or at all. Due to the difficulty of assessing our NAV, the NAV for our Shares may not fully reflect the illiquidity of our portfolio, which may change on a daily basis, depending on many factors, including the status of the alternative trading systems and other private secondary markets on which our portfolio securities may trade and our particular portfolio at any given time.

We may be subject to lock-up provisions or agreements that could prohibit us from selling our investments for a specified period of time.

Even if some of the Portfolio Companies complete IPOs, we will often be subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after an IPO, typically 180 days. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO.

There are significant potential risks relating to holding Portfolio Company securities following an IPO.

The value of shares of a Portfolio Company following an IPO may and likely will fluctuate considerably more than during the private phase of their offering. Additionally, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects, the shares of Portfolio Companies following an IPO may experience high amounts of volatility generally. Investments in companies that have recently sold securities through an IPO involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for us to sell significant amounts of shares without an unfavorable impact on prevailing prices. As a result, the market price of securities that we hold may decline substantially before the Adviser is able to sell these securities following an IPO. In addition, issuers frequently impose lock-ups that prohibit sales of their shares for a period of time after an IPO.

There are uncertainties regarding the tax treatment of certain of our investments.

In certain circumstances the Adviser may structure investments other than as a direct acquisition of Portfolio Company securities. In this regard the Adviser may structure transactions as put options, call options, participation agreements (treated as debt or equity for income tax purposes), or novel transaction structures. The tax treatment of these transactions is not always a matter of settled law and the income therefrom may be characterized as capital gain, interest income, or other ordinary income.

We will generally not hold a controlling interest in any of our Portfolio Companies.

It is expected that all of our investments (directly or indirectly) will represent minority stakes in privately-held companies. As is the case with minority holdings in general, such minority stakes that we may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. We expect to invest in the securities of companies for which we have no right to appoint a director or otherwise exert any significant influence. In such cases, we will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom we are not affiliated and whose interests may conflict with our interests. Additionally, we may have limited ability to protect our position in such portfolio holdings.

The Adviser expects to make investments in companies that have incurred or are permitted to incur indebtedness, or that may issue equity securities that rank senior to our investment. By their terms, such instruments may provide that their holders are entitled to receive payments of dividends, interest or principal on or before the dates on which payments are to be made in respect of our investment. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a company in which an investment is made, creditors or holders of securities ranking senior to our investment in such Portfolio Company typically would be entitled to receive payment in full before distributions could be made in respect of our investment. After repaying creditors and senior security holders, the company’s remaining assets may not be sufficient for repayment of amounts owed in respect of our investment. To the extent that any assets remain, holders of claims that rank equally with our investment would be entitled to share on an equal and ratable basis in distributions that are made out of those assets.

We may be required to pledge voting rights in connection with certain investments.

In connection with some of our investments in Portfolio Companies, including through Private Funds or SPVs, we may pledge some or all voting rights in a Portfolio Company to management or another third-party investor. The Adviser may determine in its sole discretion that a pledge of such voting rights for a specific investment opportunity is in our best interests. However, if the Adviser determines that we should not agree to pledge such voting rights, it may result in us being excluded from the investment opportunity. To the extent we pledge voting rights, we will have limited or no ability to influence corporate governance matters at the applicable Portfolio Company, which could adversely affect our ability to protect its interests as a minority investor.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we intend to invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria. Investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations; political and social instability; expropriation; nationalization of companies by foreign governments; imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels; less liquid markets and less available information than is generally the case in the United States; higher transaction costs; less government supervision of exchanges, brokers, and issuers; less developed bankruptcy laws; difficulty in enforcing contractual obligations; lack of uniform accounting and auditing standards; and greater price volatility. Further, we may have difficulty enforcing our rights as an equity holder in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies or industries which could have a negative impact on our performance. Events such as these are difficult to predict and may or may not occur in the future.

In addition, our investments in foreign companies may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent us from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact our liquidity and performance.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

Our ability to make follow-on investments may be limited.

Following an initial investment in a Portfolio Company, we may make additional investments in that Portfolio Company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. We have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a Portfolio Company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with the desire to qualify to maintain our status as a RIC or lack access to the desired follow-on investment opportunity.

In addition, we may be unable to complete follow-on investments in our Portfolio Companies that have conducted an IPO as a result of regulatory or financial restrictions.

Tax Risks

We will be subject to corporate-level U.S. federal income tax on our income and gains if we are unable to qualify as a RIC.

We intend to elect to be classified as a RIC and intend to operate in a manner so as to continue to qualify as a RIC. As a RIC, we generally will not be subject to U.S. federal income tax on our income and gain that we timely distribute (or are deemed to distribute) to our shareholders as dividends. We will be subject to corporate-level U.S. federal income tax on any income or gains that we do not timely distribute (or are deemed to distribute) to our shareholders. To qualify as a RIC, we must meet several requirements, including certain source of income, asset diversification and annual distribution requirements. In addition, we may also be subject to certain U.S. federal excise taxes, as well as state, local and non-U.S. taxes (including withholding taxes).

We will satisfy the source of income requirement if we obtain at least 90% of our annual gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income.

We will satisfy the Annual Distribution Requirement if we distribute to our shareholders (or be treated as distributing) on a timely basis generally an amount equal to at least 90% of our investment company taxable income and 90% of our net tax-exempt income for that taxable year. Under certain circumstances, we may be restricted from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC. Because we must make distributions to our shareholders as described above, such amounts, to the extent a shareholder is not participating in our dividend reinvestment option, will not be available to us to make investments.

We will satisfy the asset diversification requirement if, at the end of each quarter of our taxable year:

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

no more than 25% of the value of our assets can be invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities of two or more issuers that are controlled by us and that are engaged in the same or similar or related trades or businesses or (iii) the securities of one or more “qualified publicly traded partnerships.”

Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we will continue to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to regular “C” corporation income tax, we will be subject to U.S. federal income tax on our income and gains imposed at corporate rates. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our shareholders. The Code provides some relief from RIC disqualification due to failures to satisfy these requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail these requirements.

In addition, any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net short-term capital losses) that we are otherwise required to distribute, and we cannot pass such net operating losses through to shareholders. Net operating losses that we carry over to a taxable year in which we qualify as a RIC normally cannot offset ordinary income or capital gains. These limitations on the utilization of net operating losses could have a material adverse effect on our effective tax burden and the returns available to shareholders.

If we are not treated as a “publicly offered regulated investment company,” certain shareholders will be treated as having received certain income and their allocable share of expenses, which may not be deductible.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will in fact so qualify for any of our taxable years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of certain of our expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. For taxable years beginning after 2017, miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate.

We may choose to pay distributions in our own shares, in which case shareholders may be required to pay tax in excess of the cash they receive.

We may distribute a portion of our taxable distributions in the form of shares. In accordance with certain applicable U.S. Treasury Regulations and related administrative pronouncements issued by the IRS, a RIC may treat a distribution of its own shares as fulfilling its RIC distribution requirements if each shareholder is permitted to elect to receive its entire distribution in either cash or shares of the RIC, subject to the satisfaction of certain guidelines. If too many shareholders elect to receive cash, each shareholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in shares). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in shares generally will be equal to the amount of cash that could have been received instead of shares. Taxable shareholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of their share of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be subject to tax with respect to such distributions in excess of any cash received. If a U.S. shareholder sells the shares it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our shares at the time of the sale. In addition, if a significant number of our shareholders determine to sell our shares in order to pay taxes owed on distributions, such sales may put downward pressure on the trading price of our shares.

We cannot predict how new tax legislation will affect us, our investments, or our shareholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The laws pertaining to U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The likelihood of any such legislation being enacted is uncertain. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could have adverse tax consequences, such as significantly and negatively affecting our ability to qualify for tax treatment as a RIC or negatively affecting the U.S. federal income tax consequences.

Our distribution reinvestment plan may create a taxable event for shareholders.

Distributions on our Shares will be automatically reinvested into additional Shares pursuant to our DRIP absent a shareholder electing otherwise. Each shareholder that does not so elect will be treated for U.S. federal income tax purposes as if such shareholder had received the applicable distribution in cash, even though no cash was actually received. As a result, shareholders participating in the DRIP may have a U.S. federal income tax liability with respect to such distributions even though they did not receive any cash with which to satisfy such liability. For a discussion of the tax consequences to shareholders of receiving distributions, see “Certain U.S. Federal Income Tax Considerations.”

Risks Related to Leverage

We may borrow money, which may magnify the potential for loss and may increase the risk of investing in us.

As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our shareholders. If the value of our assets decreases, leverage would cause our NAV to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make dividend payments on our Shares.

Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the Management Fee will be payable based on our average gross assets including assets purchased with borrowed funds, if any, which may give our Adviser an incentive to use leverage to make additional investments. The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital.

In addition to having fixed-dollar claims on our assets that are superior to the claims of our common shareholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of senior securities representing stock (i.e., preferred shares)). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our shareholders. Furthermore, if we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue senior securities representing stock (i.e., preferred shares), such shares would rank “senior” to our Shares, preferred shareholders would have separate voting rights on certain matters and have other rights, preferences and privileges more favorable than those of our shareholders, and we could be required to delay, defer or prevent a transaction or a change of control that might involve a premium price for holders of our Shares or otherwise be in your best interest.

We are not generally able to issue and sell our Shares at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell our Shares at a price below the then current NAV per share if the Board determines that such sale is in our best interests and a majority of our shareholders approves such sale. In addition, we may generally issue additional Shares at a price below NAV in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more Shares, then the percentage ownership of our shareholders at that time will decrease, and you may experience dilution.

Risks Related to the Listing of Our Shares

Our direct listing differs significantly from listings arising from an underwritten IPO.

Prior to the opening of trading of our Shares on the Exchange, there will be no book-building process and no price at which underwriters initially sell shares to the public to help inform efficient and sufficient price discovery with respect to the opening trades on the Exchange. The direct listing of our Shares on the Exchange differs from the listing of shares arising from an underwritten IPO in several significant ways, which include, but are not limited to, the following:

There are no underwriters. Therefore, buy and sell orders submitted prior to and at the opening of trading of our Shares on the Exchange will not have the benefit of being informed by a published price range or a price at which the underwriters initially sell shares to the public, as would be the case in an underwritten IPO. Moreover, there will be no underwriters assuming risk in connection with the initial resale of Shares. Unlike in a traditional underwritten offering, this registration statement does not include the registration of additional Shares that may be used at the option of the underwriters in connection with overallotment activity. Moreover, we will not engage in, and have not and will not, directly or indirectly, engage in any special selling efforts or stabilization or price support activities in connection with any sales made pursuant to this registration statement. In an underwritten IPO, the underwriters may engage in “covered” short sales in an amount of shares representing the underwriters’ option to purchase additional shares. To close a covered short position, the underwriters purchase shares in the open market or exercise the underwriters’ option to purchase additional shares. In determining the source of shares to close the covered short position, the underwriters typically consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the underwriters’ option to purchase additional shares. Purchases in the open market to cover short positions, as well as other purchases underwriters may undertake for their own accounts, may have the effect of preventing a decline in the trading price of Shares following the underwritten offering. Given that there will be no underwriters’ option to purchase additional Shares and no underwriters engaging in stabilizing transactions with respect to the trading of our Shares on the Exchange, there could be greater volatility in the trading price of our Shares during the period immediately following the listing.

There is not a fixed or determined number of Shares available for sale in connection with the registration and the listing of our Shares. Therefore, there can be no assurance that the Selling Shareholders or other existing shareholders that may seek to sell their shares pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”) will sell any of their Shares, and there may initially be a lack of supply of, or demand for, Shares on the Exchange. Alternatively, the Selling Shareholders or existing shareholders may choose to sell a large number of Shares in the near term, resulting in potential oversupply of our Shares, which could adversely impact the trading price of our Shares once listed on the Exchange and thereafter.

We will not conduct a traditional “roadshow” with underwriters or host an “investor day” prior to the opening of trading of our Shares on the Exchange. Unlike firm commitment underwritten offerings, we do not intend to conduct a traditional roadshow to potential investors, and unlike other direct listings of shares, we do not intend to host an “investor day” or engage in investor education meetings that may aid in determining the appropriate price at which our Shares are initially offered on the Exchange when they begin trading. We will instead rely on one or more designated market makers to determine the appropriate price at which our Shares will initially trade. As a result, there may not be efficient or sufficient price discovery with respect to our Shares or sufficient demand among potential investors immediately after our listing, which could result in a more volatile trading price of our Shares.

Such differences from an underwritten IPO could result in a volatile trading price for our Shares and uncertain trading volume, which may adversely affect your ability to sell any Shares that you may purchase.

Our share price may be volatile, and could decline significantly and rapidly.

The listing of our Shares and the registration of the Selling Shareholders’ Shares is a novel process that is not an underwritten IPO.

Prior to the opening trade, there will not be a price at which underwriters initially sell Shares to the public as there would be in an underwritten IPO. The absence of a predetermined IPO price could impact the range of buy and sell orders collected by the Exchange from various broker-dealers. Consequently, upon listing on the Exchange, the trading price of our Shares may be more volatile than in an underwritten IPO and could decline significantly and rapidly.

Further, if the trading price of our Shares is above the level that investors determine is reasonable for Shares, some investors may attempt to short our Shares after trading begins, which would create additional downward pressure on the trading price of our Shares, and there will be more ability for such investors to short our Shares in early trading than is typical for an underwritten public offering given the limited amount of contractual lock-up agreements or other restrictions on transfer.

The trading price of our Shares following the listing also could be subject to wide fluctuations in response to numerous factors in addition to the ones described in the preceding risk factors, many of which are beyond our control, including:

●	actual or anticipated fluctuations in our financial condition, results of operations, or operating metrics and those of our competitors;

●	the number of Shares made available for trading;

●	failure of securities analysts to initiate or maintain coverage of us, changes in financial estimates by any securities analysts who follow our company, or variance in our financial performance from expectations of securities analysts;

●	changes in our projected operating and financial results;

●	future sales of our Shares by us or our shareholders;

●	changes in our Board, senior management, or key personnel;

●	the trading volume of our Shares;

●	general economic and market conditions; and

●	other events or factors, including those resulting from war, incidents of terrorism, pandemics, elections, or responses to these events.

An active, liquid, and orderly market for our Shares may not develop or be sustained. You may be unable to sell your Shares at or above the price at which you purchased them.

We currently expect our Shares to be listed and traded on the Exchange within 10 business days following the effectiveness of this Registration Statement on Form N-2. Prior to listing on the Exchange, there has been no public market for our Shares. Moreover, consistent with Regulation M and other federal securities laws applicable to our listing, the Selling Shareholders have no specific plans to sell shares in the public market following the listing, and we have not discussed with potential investors their intentions to buy our Shares in the open market. While our Shares may be sold after our listing on the Exchange by the Selling Shareholders pursuant to this Prospectus or by our other existing shareholders in accordance with Rule 144 of the Securities Act, unlike an underwritten IPO, there can be no assurance that the Selling Shareholders or other existing shareholders will sell any of their Shares, and there may initially be a lack of supply of, or demand for, Shares on the Exchange. Conversely, there can be no assurance that the Selling Shareholders and other existing shareholders will not sell all of their Shares, resulting in an oversupply of our Shares on the Exchange. In the case of a lack of supply of our Shares, the trading price of our Shares may rise to an unsustainable level. Further, institutional investors may be discouraged from purchasing our Shares if they are unable to purchase a block of our Shares in the open market in a sufficient size for their investment objectives due to a potential unwillingness of our existing shareholders to sell a sufficient amount of Shares at the price offered by such institutional investors and the greater influence individual investors have in setting the trading price. If institutional investors are unable to purchase our Shares in a sufficient amount for their investment objectives, the market for our Shares may be more volatile without the influence of long-term institutional investors holding significant amounts of our Shares. In the case of a lack of demand for our Shares, the trading price of our Shares could decline significantly and rapidly after our listing. Therefore, an active, liquid, and orderly trading market for our Shares may not initially develop or be sustained, which could significantly depress the trading price of our Shares and/or result in significant volatility, which could affect your ability to sell your Shares.

Risks Related to Our Securities and This Offering

Anti-takeover provisions in our governing documents may limit the ability of other entities or persons to acquire control of us.

Our Declaration of Trust and Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us, to change the composition of the Board, or to convert us to open-end status. These provisions may have the effect of discouraging attempts to acquire control of us, which could increase our expenses and interfere with our normal operation. Such provisions could also limit the ability of shareholders to sell their Shares at a premium over the then-current market price by discouraging a third party from seeking to obtain control of us.

Shares of closed-end management investment companies have in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our Shares will not decline below our NAV per share.

Shares of closed-end management investment companies have in the past frequently traded at discounts to their respective NAVs and our Shares may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our Shares will trade above, at or below our NAV per share. In addition, if our Shares trades below our NAV per share, we will generally not be able to sell additional Shares to the public at market price except (1) in connection with a rights offering to our existing shareholders, (2) with the consent of the majority of our common shareholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

DISTRIBUTIONS

The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our shareholders will be declared out of assets legally available for distribution. We intend to focus on making investments that provide the opportunity for capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly or other basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year.

To qualify as a RIC, we must timely distribute (or be treated as distributing) in each taxable year an amount equal to at least the sum of (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and (ii) 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to shareholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

●	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

●	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

●	100% of any ordinary income and capital gain net income that we recognized in preceding years, but were not distributed in such years, and on which we paid no U.S. federal income tax.

We may incur in the future such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% U.S. federal excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We cannot assure Shareholders that we will achieve investment results that would allow us to make distributions. All distributions will be at the sole discretion of the Board and will depend on our ability to dispose of our investments, any net investment income, our financial condition, and such other factors as the Board may deem relevant from time to time.

Shareholders will automatically have all distributions reinvested in Shares in accordance with our DRIP unless an election is made to receive cash. See “Distribution Reinvestment Plan.”

THE FUND’S INVESTMENTS

Investment Objective, Investment Strategy and Types of Investments

Investment Objective

Our investment objective is to seek long-term capital appreciation. There can be no assurance that we will achieve our investment objective. Our investment objective is not a fundamental policy and may be changed by our Board without prior approval of our shareholders, upon sixty (60) days’ prior written notice to shareholders.

Investment Strategy

Under normal circumstances, we will seek to achieve our investment objective by primarily investing in equity and equity-related securities of, and instruments providing economic exposure to Portfolio Companies. The Adviser generally considers a company to have a competitive advantage if the Adviser believes the company possesses one or more attributes — such as commercial scale, market position, proprietary technology, brand recognition or network effects — that distinguish it from other companies operating in its sector.

We will seek to identify Portfolio Companies that the Adviser believes are differentiated and positioned for sustained growth, based on the Adviser’s assessment of industry and technology trends, its knowledge of the private markets and of where leading institutional and venture investors are deploying capital, and its own proprietary research and analysis. We may invest in Portfolio Companies organized or operating both within and outside the United States. We intend to make both direct and indirect investments in Portfolio Companies, as described below.

Types of Investments

Direct investments. We will seek to invest directly in the equity and equity-related securities of Portfolio Companies, which may include common stock, preferred stock, and convertible securities, and other equity or equity-linked securities and ownership interests. We may acquire these securities from the issuer or, in secondary transactions, from existing security holders.

Indirect investments. In order to broaden our access to Portfolio Companies, we may also invest indirectly, including by acquiring interests in SPVs, Private Funds and other pooled investment vehicles that provide economic exposure to one or more Portfolio Companies, and by entering into forward contracts. SPVs and Private Funds in which we invest are managed by unaffiliated third parties and may charge management fees, carried interest or other fees that will reduce the value of, and the return on, our investment. We may acquire these interests directly from the sponsor or, in secondary transactions, from existing investors. A more detailed description of these investment structures and their related risks appears under “The Fund’s Investments — Investment Structures” and “Risk Factors.”

Non-Diversified Status and Concentration

We are classified as a “non-diversified” management investment company under the 1940 Act, which means we may invest a greater portion of our assets in the securities of a smaller number of issuers than a diversified fund. Under normal circumstances, we will concentrate our investments in a variety of industries, including but not limited to AI and machine learning; enterprise and application software; cloud computing and infrastructure; data and analytics; cybersecurity; semiconductors and advanced hardware; financial technology; digital assets and blockchain; aerospace, defense and space; robotics and automation; mobility and transportation; healthcare and life sciences technology; biotechnology and synthetic biology; energy and climate technology; industrial and manufacturing technology; agriculture and food technology; consumer internet and media; commerce and retail technology; gaming and interactive entertainment; spatial and immersive computing; telecommunications and connectivity; real estate and construction technology; education, human resources, marketing, legal and government technology; and quantum and other emerging computing technologies.

Temporary and Other Investments

We may hold a portion of our assets — including while we are building positions in Portfolio Companies and for cash management or temporary defensive purposes — in cash and cash equivalents, U.S. government securities and other short-term, high-quality fixed income instruments, money market funds, exchange-traded funds and other liquid investments. To the extent we hold a significant portion of our assets in these investments for an extended period, we may not achieve our investment objective.

Holding Period and Dispositions

We generally intend to hold our investments as a long-term investor, and we do not expect to dispose of investments on any particular timeline or upon the occurrence of any particular event. We may continue to hold an investment in a Portfolio Company following a liquidity event, such as an initial public offering or a merger or acquisition, or we may dispose of an investment, in whole or in part, when the Adviser determines that doing so is appropriate and consistent with our investment objective. The timing of any liquidity event is difficult to predict.

We may seek to realize, reduce or otherwise dispose of our investments through transactions in both the private markets and the public markets. Private market dispositions may include secondary sales of privately-held securities or interests in SPVs or Private Funds to other investors, sales back to the issuer or its existing securityholders, and dispositions in connection with a merger, acquisition or other company-level transaction. Public market dispositions may include sales of securities that have become publicly traded, including following a Portfolio Company's initial public offering, direct listing or other liquidity event, subject to any applicable lock-up, holding-period or volume limitations and to applicable securities laws. There can be no assurance that any particular means of disposition will be available to us at any given time or on terms we consider favorable.

As a general matter, and consistent with prudent portfolio management, we intend to maintain a majority of our portfolio in exposure to privately-held companies. This is not a fundamental policy, however, and we reserve the right to deviate from that allocation if the Adviser determines that circumstances warrant, including as a result of Portfolio Companies becoming publicly traded, market conditions, the availability of investment opportunities, or portfolio management, liquidity or regulatory considerations.

Leverage and Changes to Policies

We may borrow money and issue debt securities to the extent permitted by the 1940 Act. Our use of leverage, and the related risks, are described under “Leverage” and “Risk Factors.” Except for any policies expressly identified as fundamental, our investment objective and the strategies and policies described above are not fundamental and may be changed by our Board without shareholder approval.

Investment Criteria

In selecting investments, the Adviser seeks to identify Portfolio Companies that, in its view, exhibit some or all of the following general characteristics. The Adviser applies these criteria flexibly, and not every Portfolio Company will exhibit each characteristic:

•	established commercial operations and significant revenue scale relative to other privately-held companies at a similar stage of development;

•	a leading, differentiated or defensible position within their respective markets;

•	significant and durable competitive advantages with the potential to support growth over an extended period;

•	meaningful and sustained revenue growth within large and growing addressable markets;

•	a demonstrated ability to attract capital from established institutional, venture capital or strategic investors;

•	experienced management teams and recognized brands, products or services;

•	evidence of investor demand for their securities in the private and secondary markets; and

•	the potential, in the Adviser’s view, to perform as durable companies over the long term, including following a future liquidity event such as an initial public offering or a merger or acquisition.

The foregoing criteria represent desired characteristics only. We cannot guarantee that all, or any, of our Portfolio Companies will exhibit these characteristics, and the Adviser may invest in companies that do not meet one or more of them. The Adviser may also modify the characteristics it considers from time to time.

Our target Portfolio Companies are generally late-stage, privately-held companies. In recent years, many such companies have tended to remain private for longer periods before pursuing an IPO or other liquidity event, and we are designed to provide investors with access to these companies during their private growth phase.

The Adviser evaluates prospective investments against these criteria through the research and due diligence process described under “— Investment Process.” Our investment criteria are not fundamental policies and may be changed by our Board, or by the Adviser pursuant to delegated authority, without shareholder approval and, except as otherwise required by applicable law, without prior notice to shareholders.

Investment Structures

As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically governed by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies.

Direct equity investments. We will seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. We will seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases. Over the past 15 years, Akkadian has developed relationships with over 40 brokers who provide it and its affiliated entities access to various opportunities. In addition, the Adviser may use private secondary marketplaces such as Hiive Markets Limited, Forge Securities LLC, NPM Securities, LLC, and Zanbato Securities LLC, which have registered with the SEC’s Alternative Trading System by filing a Form ATS with the SEC and which are registered broker-dealers and FINRA members as reported by FINRA’s Brokercheck online service. Such private secondary marketplaces are used to source introductions to potential sellers of (i) equity and equity-related interests in privately-held companies that meet the Adviser’s investment criteria and (ii) equity interests in SPVs that provide indirect access to equity and equity-related interests in privately-held companies that meet the Adviser’s investment criteria. Upon receiving such introductions via the private secondary marketplaces, the Adviser (a) negotiates, documents, and closes the transactions directly with the sellers or via the corresponding private secondary marketplace and (b) if applicable pays a commission to the private secondary marketplace. We will also purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet the Adviser’s investment criteria, by leveraging Akkadian’s relationships at the target companies in the broader venture capital community.

We will seek to deploy capital primarily in the form of non-controlling equity and equity-linked investments in Portfolio Companies. The term “equity” includes common shares, preferred shares, and convertible securities. The term “equity-linked security” includes securities, the returns on which are linked to the performance of an equity security.

We seek to invest directly in the equity securities of Portfolio Companies, however, in order to increase our access to Portfolio Companies, we may also invest in (i) SPVs and similar investment structures, (ii) forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and (iii) Private Funds to gain diversified exposure to Portfolio Companies or to obtain co-investment opportunities from Private Fund managers. In addition, we may purchase equity interests in SPVs in secondary transactions. We may invest in Portfolio Companies through secondary purchases and exchanges from selling stockholders of such companies and direct purchases from such Portfolio Companies.

We invest in SPVs that are private investment vehicles managed by unaffiliated external managers or general partners that are designed to provide us and other eligible investors access to concentrated economic exposure of one or more specific private companies through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. Other eligible investors in the SPVs may include high net worth individuals, family offices, and entities that satisfy “accredited investor” or “qualified purchaser” requirements, depending on the structure of the SPV. Generally, other investors in the SPV will not be affiliated with us or the Adviser, however, we may co-invest in SPVs with affiliates in accordance with the 1940 Act, the rules thereunder, and any related guidance or exemptive relief obtained by us. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that we expect to invest in may have different terms and structures, which may present unique risks and a different economic experience or return profile than if we were to hold interests in the underlying private companies directly. The types of SPVs in which we expect to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of our investment and our investment return. All investors in an SPV typically will have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered between an investor (including us) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. When investing in SPVs, we seek to obtain information rights that are typical for investors in SPVs, including rights to receive timely annual capital account statements, financial statements and tax statements, as well as confirmation of the SPV’s continued ownership of interests in the underlying Portfolio Company securities. We do not primarily control any such SPVs, and such SPVs will not be consolidated for financial reporting purposes or treated as subsidiaries of us. Private investment vehicles in which we invest that are primarily controlled by us will be consolidated for financial reporting purposes and treated as Subsidiaries. We may hold 100% of the equity of, or contribute substantially all of the capital to, certain SPVs that we do not primarily control or manage. In these situations, we do not consolidate these entities for financial reporting purposes but will treat these SPVs as “Subsidiaries” for purposes of compliance with the 1940 Act. Specifically (i) we will comply with the provisions of the 1940 Act regarding investment policies (Section 8) on an aggregated basis with these SPVs; (ii) we comply with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregated basis with these SPVs, so that we treat the debt of these SPVs as our own debt for purposes of Section 18; (iii) these SPVs will comply with 1940 Act affiliated transaction restrictions and custody requirements (Section 17); (iv) to the extent that the SPV manager is engaged in activities with respect to the SPV that would cause the SPV manager to be an “investment adviser” of that SPV as that term is defined in the 1940 Act, the SPV will enter into an agreement with the SPV manager, with such terms as required by Section 15(a) of the 1940 Act, and the Board will approve such agreement and a template form of SPV manager agreement will be filed as an exhibit to the registration statement (for the avoidance of doubt, no such SPV manager will be considered an adviser or sub-adviser to us); (v) the management fee, if any, of these SPVs, including any performance fee, will be included in the management fee line item of our fees and expenses table, and the SPVs’ expenses will be included in the other expenses line item of our fees and expenses table; and (vi) these SPVs will agree to inspection of their books and records by the SEC, and such books and records will be kept in accordance with the 1940 Act (Section 31).

In limited circumstances, certain of our investments may be structured through a Multi-Layer SPV. Under this arrangement, we initially invest in an intermediary vehicle, typically organized as a limited liability company or limited partnership. That intermediary vehicle may invest directly in a single-tier special purpose entity, the Primary SPV, which directly owns securities of the underlying Portfolio Company or may invest in additional intermediary vehicles, which ultimately invest directly in a Primary SPV.

The Multi-Layer structure facilitates efficient management of investment terms, eases compliance with transfer restrictions and regulatory requirements, and allows for tax optimization. Specifically, it provides us with increased flexibility to participate in complex secondary market transactions, manage liquidity events, accommodate investor-specific regulatory constraints, and optimize capital calls and distributions.

In a Multi-Layer SPV structure, we retain economic exposure to the underlying portfolio investments through our direct or indirect ownership of interests in the Primary SPV, subject to the terms and agreements governing the respective SPVs. Our investors should carefully consider the additional structural complexity and potential risks arising from such arrangements.

See “Risk Factors – There are risks associated with investing in SPVs or similar investment structures, including that we will bear our pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying Portfolio Companies” for a description of the risks of investing through SPVs.

We may make investments directly or indirectly through one or more Subsidiaries that primarily engage in investment activities in securities and other assets and that we primarily control and consolidate for financial reporting purposes. We form Subsidiaries to manage investments with increased flexibility, simplify transfers of economic interests, and mitigate investment-specific risks. The Subsidiaries are consolidated with us for financial reporting purposes and for purposes of compliance with the 1940 Act. Specifically (i) we will comply with the provisions of the 1940 Act regarding investment policies (Section 8) on an aggregated basis with our Subsidiaries; (ii) we comply with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregated basis with our Subsidiaries, so that we treat the debt of our Subsidiaries as our own debt for purposes of Section 18; (iii) the Subsidiaries will comply with 1940 Act affiliated transaction restrictions and custody requirements (Section 17); (iv) to the extent any of our subsidiaries have investment advisers, the investment advisers to our Subsidiaries will comply with Section 15 regarding approval of advisory agreements, and we will file any such agreements as exhibits to our registration statement (note that the Adviser is authorized to create Subsidiaries pursuant to delegated authority to the Adviser within the Investment Advisory Agreement and the Adviser does not enter into separate advisory agreements with the Subsidiaries it creates); (v) the management fee, if any, of the Subsidiaries, including any performance fee, will be included in the management fee line item of our fees and expenses table, and the Subsidiaries’ expenses will be included in the other expenses line item of our fees and expenses table; and (vi) the Subsidiaries will agree to inspection of their books and records by the SEC, and such books and records will be kept in accordance with the 1940 Act (Section 31). We and our shareholders will bear the respective organizational and operating fees, costs, expenses and liabilities of Subsidiaries created by us. References herein to our investments also refer to any Subsidiary’s investments.

To the extent that we invest in Private Funds, investors should be aware that investing in Private Funds introduces additional layers of structural complexity, and potential risks related to liquidity, transparency and valuation. Investments in Private Funds also may result in additional indirect costs for shareholders. See “Risk Factors – Investments in Private Funds may involve significant risks, including that the Adviser will have no control over the investments of the Private Fund and we will bear our pro rata portion of expenses on investments in Private Funds.”

Portfolio Construction

Number of Holdings

Under normal circumstances, we intend to construct a focused portfolio consisting of approximately 20 to 30 Portfolio Companies. The actual number of Portfolio Companies in which we are invested may be greater or smaller from time to time, including during periods in which we are building, rebalancing or repositioning the portfolio or holding the proceeds of dispositions. We are classified as a non-diversified management investment company, and intend to concentrate our investments, as described under “Investment Objective, Investment Strategy and Types of Investments.” Because we expect to hold a relatively focused portfolio, developments affecting any single Portfolio Company may have a greater effect on us than they would on a fund holding a larger number of positions.

Position Sizing and RIC Diversification

We generally will seek to limit our investment in any single Portfolio Company to no more than 20% of our net assets, measured at the time of purchase. Because the value of our investments will fluctuate following purchase, any single investment may represent more or less than 20% of our net assets at any given time. We intend to size individual positions, and to construct the portfolio as a whole, in a manner that the Adviser believes is consistent with the asset diversification requirements applicable to RICs under the Code. These requirements are described under “Certain U.S. Federal Income Tax Considerations.” The 20% guideline is not a fundamental policy, and the Adviser may determine to hold a larger or smaller position in a Portfolio Company in its discretion without shareholder approval or prior notice to shareholders, subject to applicable law.

Building and Rebalancing Positions

After establishing an initial position in a Portfolio Company, we may increase or decrease that position through subsequent transactions, and the Adviser may rebalance the portfolio from time to time in its discretion, based on its evaluation of our Portfolio Companies, the availability of additional exposure, our liquidity and other portfolio-management considerations. The specific Portfolio Companies in which we invest, and the relative size of our positions, will change over time. We cannot guarantee that we will be able to achieve or maintain any particular position size, allocation or number of holdings.

Holding Period and Liquidity Events

Consistent with our investment objective, we generally intend to hold our investments as a long-term investor. Certain of our Portfolio Companies are expected to be late-stage private companies that the Adviser believes may experience a liquidity event, such as an initial public offering or a merger or acquisition, generally within approximately one to six years following our investment. The timing of any liquidity event is difficult to predict, however, and a liquidity event may not occur within that period or at all. We may continue to hold an investment following a liquidity event. See “Investment Objective, Investment Strategy and Types of Investments – Holding Period and Dispositions.” We may also choose to sell or dispose of our position in a portfolio company investment prior to a liquidity event occurring, including for portfolio structuring purposes, to the extent we believe an attractive opportunity exists to exit such investment, or if we believe that continuing to hold such investment may raise concerns from a legal, regulatory or tax perspective for us.

Geographic Focus

We expect that most of our investments will be in Portfolio Companies organized in the United States, but we may also invest in Portfolio Companies organized outside the United States, including in emerging market countries. For this purpose, we consider emerging market countries to be those included in the MSCI Emerging Markets Index.

Liquidity, Transfer Restrictions and Changes

A substantial portion of our investments will be illiquid and subject to legal or contractual transfer restrictions, which may include rights of first refusal, drag-along rights and lock-up restrictions following an initial public offering, and dispositions of interests held through SPVs or Private Funds may require the consent or action of an unaffiliated manager. As a result, we may be unable to dispose of investments when we would otherwise choose to do so, or at prices we consider favorable. Except for any policy expressly identified as fundamental, the portfolio construction guidelines described above are not fundamental and may be changed by our Board or the Adviser without shareholder approval and, except as otherwise required by applicable law, without prior notice to shareholders.

For a complete discussion of the risks involved with our investments, please read the section entitled “Risk Factors.”

Investment Process

Sourcing and Identification

The Adviser seeks to identify prospective Portfolio Companies that satisfy its investment criteria using its professional network, its industry relationships, and its internal research and analysis. The Adviser’s research draws on a range of sources, including external research and industry relationships, to identify and evaluate trends that may affect individual companies or entire industries. The Adviser expects to source investment opportunities through a number of channels, including direct relationships with companies and their stakeholders; relationships with registered broker-dealers and other intermediaries; private secondary marketplaces operated by registered broker-dealers and SEC-registered alternative trading systems; and direct negotiations with existing securityholders, including venture capital funds, and current and former employees, seeking liquidity in their privately-held securities. Where an opportunity is sourced through a broker-dealer or private secondary marketplace, we may pay a commission or other transaction-based fee.

Due Diligence

Once the Adviser identifies a prospective Portfolio Company, it performs the due diligence it considers appropriate in light of the nature of the opportunity. As part of its company-level review, the Adviser may assess factors such as the company’s total addressable market and market growth rate, financing history, growth rate, competitive position, business model, potential network effects or economies of scale, and any material regulatory or legal considerations, among other indicators. As part of its transaction-level review, the Adviser may evaluate the transparency of available financial information, the structure of the contemplated transaction (including the class or type of securities to be acquired), and recent and historical secondary market pricing.

For transactions involving SPVs, Private Funds or other vehicles, the Adviser’s diligence may also include a review of the relevant legal and transaction documentation, an assessment of the applicable manager’s or general partner’s capabilities and history, reference checks, and verification of ownership. For transactions with individual securityholders, the Adviser’s diligence may further include verification of ownership and title, review of relevant documentation, and background or reference checks, in each case as the Adviser considers appropriate. A principal objective of this process is to confirm clarity of ownership and to mitigate risks relating to the transfer of, or title to, the securities being acquired.

Ongoing Monitoring

Following an investment, the Adviser monitors the performance and financial trends of each Portfolio Company in order to assess our exposure to individual companies and the overall quality of our portfolio. The Adviser may establish valuation targets at the portfolio level and with respect to particular companies, sectors or exposures. If the Adviser determines that a Portfolio Company is underperforming or is no longer consistent with our investment objective, it may seek to dispose of the investment, including in the private markets and potentially at a loss, and may redeploy the resulting proceeds into other opportunities. The Adviser may modify its investment process from time to time in its discretion.

Additional Information Regarding Types of Investments

Equity Securities

We invest (i) in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies or (ii) in the equity securities of SPVs, which invest in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies. Common stock represents an equity ownership interest in a company. We may directly hold or have exposure via an SPV to stocks of issuers of any size, provided such issuers have a market capitalization greater than $1 billion. Because we will ordinarily have exposure to stocks, historical trends would indicate that our portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if we invested exclusively in debt securities.

SPVs are private investment vehicles managed by unaffiliated external managers or general partners that are designed to provide us and other eligible investors access to concentrated economic exposure of one or more specific private companies through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. Other eligible investors in the SPVs may include high net worth individuals, family offices, and entities that satisfy “accredited investor” or “qualified purchaser” requirements, depending on the structure of the SPV. Generally, other investors in the SPV will not be affiliated with us or the Adviser, however, we may co-invest in SPVs with affiliates in accordance with the 1940 Act, the rules thereunder, and any related guidance or exemptive relief obtained by us. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that we expect to invest in may have different terms and structures, which may present unique risks and a different economic experience or return profile than if we were to hold interests in the underlying private companies directly. The types of SPVs in which we expect to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of our investment and our investment return. All investors in an SPV typically will have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered between an investor (including us) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. When investing in SPVs, we seek to obtain information rights that are typical for investors in SPVs, including rights to receive timely annual capital account statements, financial statements and tax statements, as well as confirmation of the SPV’s continued ownership of interests in the underlying Portfolio Company securities. We do not primarily control any such SPVs, and such SPVs will not be consolidated for financial reporting purposes or treated as subsidiaries of us. Private investment vehicles in which we invest that are primarily controlled by us will be consolidated for financial reporting purposes and treated as Subsidiaries. We may hold 100% of the equity of, or contribute substantially all of the capital to, certain SPVs that we do not primarily control or manage. In these situations, we do not consolidate these entities for financial reporting purposes but will treat these SPVs as “Subsidiaries” for purposes of compliance with the 1940 Act. Specifically (i) we will comply with the provisions of the 1940 Act regarding investment policies (Section 8) on an aggregated basis with these SPVs; (ii) we comply with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregated basis with these SPVs, so that we treat the debt of these SPVs as our own debt for purposes of Section 18; (iii) these SPVs will comply with 1940 Act affiliated transaction restrictions and custody requirements (Section 17); (iv) to the extent that the SPV manager is engaged in activities with respect to the SPV that would cause the SPV manager to be an “investment adviser” of that SPV as that term is defined in the 1940 Act, the SPV will enter into an agreement with the SPV manager, with such terms as required by Section 15(a) of the 1940 Act, and the Board will approve such agreement and a template form of SPV manager agreement will be filed as an exhibit to the registration statement (for the avoidance of doubt, no such SPV manager will be considered an adviser or sub-adviser to us); (v) the management fee, if any, of these SPVs, including any performance fee, will be included in the management fee line item of our fees and expenses table, and the SPVs’ expenses will be included in the other expenses line item of our fees and expenses table; and (vi) these SPVs will agree to inspection of their books and records by the SEC, and such books and records will be kept in accordance with the 1940 Act (Section 31).

Restricted and Illiquid Investments

We may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment.

Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of our assets in illiquid investments may restrict our ability to dispose of our investments in a timely fashion and for a fair price as well as our ability to take advantage of market opportunities.

Private Company Investments

We anticipate making significant investments in private companies across various stages of development. Certain of such companies may be late-stage private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence, have generally had large cash flows from their core business operations, and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.” We may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. We may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms, with which neither we nor the Adviser is affiliated.

Traditional Preferred Equity Securities

Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by us determine not to pay dividends on such stock, the amount of dividends we pay may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which we invest will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, our holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and we may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Private Investment Funds

Investments in Private Funds are subject to additional risks beyond the securities held by such funds. For example, no market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency. In addition, we will not have the right to withdraw or transfer any amount of our investment in a Private Fund without the prior consent of its manager, which consent may be withheld for any or no reason. As a result, we may need to hold the Private Fund interest indefinitely.

A Private Fund may also not provide audited financials to us. In the absence of audited financials, we will not have an independent third party verifying financial reports. We will have no right or power to take part in the management of a Private Fund. Accordingly, we will have no opportunity to control the day-to-day operations, including investment and disposition decisions, of the underlying Private Fund. We will not receive the detailed financial information issued by the Portfolio Company that may be available to the manager of the fund. Accordingly, in purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager.

In addition, the manager of a Private Fund may make decisions, which result in a loss for the Private Fund. There can be no assurance that a Private Fund’s manager will make decisions that improve the Private Fund’s performance or lead to a profitable outcome for us.

Each Private Fund will be subject to a variety of litigation risks. In the event of a dispute arising from any activities relating to the operation of the Private Fund, it is possible that the Private Fund, its manager, the Private Fund’s members, and persons associated or affiliated with such parties may be named as defendants. Under most circumstances, the Private Fund will indemnify its manager and their personnel against any costs they incur in connection with such disputes. Beyond direct costs, such disputes may adversely affect a Private Fund in a variety of ways, including by distracting the manager and harming relationships between the Private Fund and its Portfolio Company or other investors in the Portfolio Company.

A Private Fund’s assets, including any investments made by the Private Fund and the Portfolio Companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund. If the Private Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Private Fund’s assets generally and will not be limited to any particular assets, such as the asset representing the investment giving rise to the liability. Accordingly, we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of an investment of the Private Fund.

Derivatives

We may engage in transactions involving derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indices or currencies. Our investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of our portfolio. A derivative contract will obligate or entitle us to deliver or receive an asset or cash payment based on the change in value of one or more investments, indices or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over-the-counter" derivatives). We may be limited in our use of derivatives by rules adopted by the SEC governing derivatives transactions such as Rule 18f-4 under the 1940 Act, described below. Although we have the flexibility to make use of derivatives, we may choose not to for a variety of reasons, even under very volatile market conditions. Derivative transactions may subject us to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject us to risks, including, but not limited to:

Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to us, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If our counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to us.

Swaps Risk. A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for us to liquidate a swap position at an advantageous time or price, which may result in significant losses. In a credit default swap, the "buyer" is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. Credit default swap transactions involve greater risks than if we had invested in the reference obligation directly.

Futures Risk. Futures markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a trader. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day's trading beyond certain set limits. If prices fluctuate during a single day's trading beyond those limits, we could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.

Options Risk. Trading in options involves a number of risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, we might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the instrument underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy their delivery obligations. This could result in a large net loss.

Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain derivative positions may be difficult or impossible to close out at the time that we would like or at the price that we believe the position is currently worth. This risk is heightened to the extent we engage in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which we seek exposure. Furthermore, the ability to successfully use derivative instruments depends in part on the ability of the Adviser to predict pertinent market movements, which cannot be assured.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, we could receive lower interest payments or experience a reduction in the value of the derivative to below what we paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Hedging Risk. When managing exposure to market risks, we may from time to time use futures and forward contracts, options, interest rate swaps, caps, collars and floors or pursue other strategies or use other forms of derivative instruments (over the counter ("OTC") and otherwise) to limit our exposure to changes in the relative values of investments that may result from market developments, including changes in prevailing interest rates, currency exchange rates and commodity prices and to pursue an asymmetric hedging strategy. The use of derivative financial instruments and other risk management strategies may not be properly designed to hedge, manage or otherwise reduce the risks the Adviser has identified. In addition, the Adviser may not be able to identify, or may not have fully identified, all applicable material market risks to which we are exposed. The Adviser may also choose not to hedge, in whole or in part, any of the risks that have been identified. The scope of risk management activities undertaken by the Adviser varies based on the level and volatility of interest rates, the prevailing foreign currency exchange rates, the types of investments that are made and other changing market conditions. The Adviser does not seek to hedge exposure in all currencies or all investments, which means that exposure to certain market risks are not limited. The use of hedging transactions and other derivative instruments to reduce the effects of a decline in the value of a position does not eliminate the possibility of fluctuations in the value of the position or prevent losses if the value of the position declines. Moreover, it may not be possible to limit the exposure to a market development that is so generally anticipated that a hedging or other derivative transaction cannot be entered into at an acceptable price. Further, it may not be possible to fully or perfectly limit exposure against all changes in the value of our investments because the value of investments is likely to fluctuate as a result of a number of factors, some of which will be beyond the Adviser's control or ability to hedge. As such, our investment portfolio will always be exposed to certain risks that cannot be hedged. In addition, the success of any hedging or other derivative transaction generally will depend on the Adviser's ability to correctly predict market changes, the degree of correlation between price movements of a derivative instrument and the position being hedged, the creditworthiness of the counterparty and other factors, some of which may be beyond the ability to hedge. The degree of correlation between price movements of the instruments used in connection with hedging activities and price movements in a position being hedged may vary. For various reasons, the Adviser may not seek to establish, or be successful in establishing, a perfect correlation between the instruments used in hedging or other derivative transactions and the positions being hedged. An imperfect correlation could prevent us from achieving the intended result and give rise to a loss. As a result, while we may enter into such a transaction in order to reduce exposure to market risks, unintended market changes may result in poorer overall investment performance than if it had not been executed. Such transactions may also limit the opportunity for gain if the value of a hedged position increases. Hedging arrangements themselves also may entail certain other risks. These arrangements may require the posting of cash collateral at a time when we have insufficient cash such that the posting of the cash is either impossible or requires the sale of assets at prices that do not reflect their underlying value. In addition, if our derivative counterparties or clearinghouses fail to meet their obligations with respect to the posting of cash collateral, efforts to mitigate certain risks may be ineffective. Moreover, these hedging arrangements may generate significant transaction costs, including potential tax costs, that reduce returns.

Regulatory Risk. Certain categories of derivative contracts, including, without limitation, swaps, futures, certain types of options and non-deliverable currency forwards (collectively referred to as "commodity interests" under CFTC rules), are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Commodity interests traded in the OTC market are subject to variation and initial margin requirements. The Dodd-Frank Act provisions regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to us of trading these instruments and, as a result, may affect returns to our investors.

Rule 18f-4 under the 1940 Act permits us to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end management investment companies, including us, from issuing or selling any “senior security” representing indebtedness (unless the company maintains 300% "asset coverage") or any senior security representing stock (unless the company maintains 200% "asset coverage"). Under Rule 18f-4, "Derivatives Transaction" includes (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a company is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; and (iii) reverse repurchase agreements and similar financing transactions (we have elected to initially treat all such transactions as derivatives transactions under the rule). We rely on the "limited derivatives user" exception in Rule 18f-4 under the 1940 Act to enter into derivatives transactions, such as forward contracts and swaps, and certain other transactions, notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act. To maintain our qualification as a limited derivatives user, our "derivatives exposure" is limited to 10% of our net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If we fail to maintain our qualification as a "limited derivatives user" as defined in Rule 18f-4 and seek to enter into derivatives transactions, we will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding our derivatives positions.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

MANAGEMENT OF THE FUND

The Board of Trustees

Our Board is responsible for our overall management, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), our service providers, primarily the Adviser, have responsibility for our day-to-day management and operation. Our Board does not have responsibility for our day-to-day management, and its oversight role does not make our Board a guarantor of our investments or activities. Our Board has appointed certain representatives of the Adviser as our officers with responsibility to monitor and report to our Board on our operations. In conducting its oversight, our Board will receive regular reports from these officers and from other senior officers of the Adviser regarding our operations.

As required by the 1940 Act, a majority of our Trustees are Independent Trustees and are not affiliated with the Adviser.

Any vacancy on our Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. Our officers are appointed by the Trustees and oversee the management of our day-to-day operations under the supervision of our Board. All of our officers are directors, officers or employees of the Adviser or its affiliates. To the fullest extent allowed by applicable law, including the 1940 Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

The name and business address of our Trustees and officers and their principal occupations and other affiliations during the past five years, as well as more detailed information about our Board members and its committees, are set forth under “Management of the Fund” in the SAI.

The Investment Adviser

We are managed by the Adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The principal office of the Adviser is located at 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850. Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations and provides investment advisory and management services to us, including sourcing investment opportunities, conducting research and performing due diligence on prospective investments, structuring our investments, and monitoring our Portfolio Companies on an ongoing basis through a team of investment professionals.

Legal Proceedings

Neither we nor our Adviser are currently subject to any material legal proceedings. We may from time to time be party to certain legal proceedings that may arise in the ordinary course of business pertaining to our portfolio investments, including in connection with exercising or defending our rights with respect to such portfolio investments.

The Powerlaw Platform

The Adviser is a wholly-owned subsidiary of Powerlaw Capital Group. Powerlaw Capital Group is an asset management platform established to, among other things, sponsor and advise a family of registered closed-end funds that seek to provide public market investors with access to late-stage private technology companies. Each registered fund advised by the Adviser is designed to share a common framework: a registered, non-diversified, closed-end management investment company that intends to elect to be regulated as a RIC, lists its shares on a national securities exchange, and pursues exposure to private technology companies through direct and indirect investments. The first registered fund sponsored by the platform, Powerlaw Corp. (Nasdaq: PWRL), commenced trading on Nasdaq on May 27, 2026. We are the second registered fund sponsored by the platform. The Adviser serves, or expects to serve, as investment adviser to each of the registered funds sponsored by the platform, as well as certain private funds and other investment vehicles that Powerlaw Capital Group may sponsor and launch from time to time. The Adviser, Powerlaw Capital Group and their affiliates currently manage, and intend in the future to manage, other closed-end funds and investment vehicles, certain of which may have investment objectives, strategies and target investments that are similar to, or that overlap with, ours. As a result, the Adviser and its affiliates are subject to conflicts of interest in allocating investment opportunities, personnel and other resources among us and such other funds and vehicles.

Powerlaw Capital Group and the Adviser are recently organized and have limited history operating a registered closed-end management investment company. See “Risk Factors – The Adviser is newly formed and has limited experience managing a registered closed-end management investment company.”

Investment Heritage — Akkadian

The Adviser’s investment team draws on the heritage and private markets experience of Akkadian, a venture capital and secondary investment firm founded in 2010 from which the Powerlaw platform originated. The principals of Powerlaw Capital Group and the Adviser have managed Akkadian and the investment professionals primarily responsible for managing our portfolio developed their experience investing in private technology companies at Akkadian. Akkadian is under common control with Powerlaw Capital Group and the Adviser.

Akkadian focuses on direct secondary investments, option exercise loans and company liquidity programs in the private markets. As of March 31, 2026, Akkadian, together with its affiliates, managed approximately $1.36 billion in assets and has completed more than 875 transactions across 130+ private technology companies over a 16-year history. The Adviser believes that the relationships Akkadian’s principals have developed across the private secondary market over this period may position us to access investment opportunities, including as a counterparty in secondary transactions. There can be no assurance that these relationships will result in investment opportunities for us, or that any such opportunities will be available on favorable terms.

The historical results and experience of Akkadian and its affiliated funds are not a guarantee of, and may not be indicative of, our future results. Akkadian’s prior investment vehicles were privately offered funds that differ from us in structure, investment program, regulatory framework, and fees and expenses, and the historical performance of those vehicles is not attributable to us. See “Risk Factors.”

Ownership, Control and the Investment Committee

The Adviser is owned and controlled by Powerlaw Capital Group, which in turn is controlled by Michael Dinsdale, its Chief Executive Officer, Benjamin Black, its Chief Investment Officer, and Peter Smith, its President and General Counsel.

All investment decisions made on our behalf are made by the Adviser, subject to the oversight of our Board, and are overseen by the Adviser’s Investment Committee. The Investment Committee is currently comprised of Benjamin Black and Michael Dinsdale and is supported by other members of the Adviser’s senior investment team. The Investment Committee is responsible for selecting and evaluating investment and disposition decisions with respect to our investments. The members of the Investment Committee may change from time to time as designated by the Adviser.

The Investment Advisory Agreement

The Adviser serves as our investment adviser pursuant to an Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the investment and reinvestment of our assets.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial two-year term and will continue in effect from year to year thereafter if approved annually by (i) the vote of our Board or the vote of a majority of our outstanding voting securities and (ii) the vote of a majority of our Independent Trustees, in each case in accordance with the requirements of the 1940 Act.

The Investment Advisory Agreement will automatically terminate in the event of its assignment, within the meaning of the 1940 Act and related SEC guidance and interpretations. We may terminate the Investment Advisory Agreement, without payment of any penalty, upon 60 days’ written notice, by action of our Board or by the vote of the holders of a majority of our outstanding voting securities (which, under the 1940 Act, means the lesser of (a) 67% or more of our voting securities present at a meeting at which more than 50% of our outstanding voting securities are present or represented by proxy, or (b) more than 50% of our outstanding voting securities). The Adviser may also terminate the Investment Advisory Agreement, without payment of any penalty, upon 60 days’ written notice.

Under the Investment Advisory Agreement, commencing on the Effective Date, we will pay the Adviser a Management Fee, payable quarterly in arrears, calculated at an annual rate of 2.50% of our average gross assets, which includes cash and cash equivalents and assets financed using leverage, determined as of the end of the two (2) most recently completed calendar quarters.

A discussion regarding the basis for our Board’s approval of the Investment Advisory Agreement will be included in our first annual or semi-annual report to shareholders following such approval.

Payment of Our Expenses under the Investment Advisory Agreement

The Adviser bears all of its own costs incurred in providing investment advisory services to us. As described below, however, we bear all other expenses incurred in our business and operation.

Expenses borne directly by us include:

(i)	our organization and the Reorganization;

(ii)	calculating NAV (including the cost and expenses of any independent valuation firm);

(iii)	expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of the investment teams, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective Portfolio Companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing our rights;

(iv)	fees and expenses incurred by the Adviser (and its affiliates) or the administrator (or its affiliates) payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring investments and Portfolio Companies on an ongoing basis;

(v)	any and all fees, costs and expenses incurred in connection with the incurrence of leverage and our indebtedness, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on our borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for our account and in making, carrying, funding and/or otherwise resolving investment guarantees);

(vi)	offerings, sales, and repurchases of the shares and other securities;

(vii)	fees and expenses payable under any underwriting, dealer manager or placement agent agreements, if any;

(viii)	investment advisory fees payable under the advisory agreement;

(ix)	fees and expenses, if any, payable under the administration agreement;

(x)	our allocable portion of the cost of our chief financial officer, treasurer, chief compliance officer, and their respective staffs;

(xi)	any applicable administrative agent fees or loan arranging fees incurred with respect to our portfolio investments by the Adviser, the administrator or an affiliate thereof;

(xii)	any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for our benefit (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

(xiii)	costs incurred in connection with investor relations, Board relations, and with preparing for and effectuating a listing of the shares on any securities exchange;

(xiv)	transfer agent, dividend agent and custodial fees and expenses;

(xv)	federal and state registration fees;

(xvi)	all costs of registration and listing the shares on any securities exchange;

(xvii)	U.S. federal, state and local taxes;

(xviii)	fees and expenses of the Independent Trustees, including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Trustees;

(xix)	costs of preparing and filing reports or other documents required by the SEC or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to our activities and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to us and our activities;

(xx)	costs of any reports, proxy statements or other notices to shareholders including printing costs;

(xxi)	fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;

(xxii)	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;

(xxiii)	proxy voting expenses;

(xxiv)	all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of our securities, including in connection with any DRIP or direct stock purchase plan;

(xxv)	costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

(xxvi)	allocable fees and expenses associated with marketing efforts on our behalf;

(xxvii)	all fees, costs and expenses of any litigation involving us or our Portfolio Companies and the amount of any judgments or settlements paid in connection therewith, trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating our affairs;

(xxviii)	fees, costs and expenses of winding up and liquidating our assets; and

(xxix)	all other expenses incurred by us, the Adviser or the administrator in connection with administering our business.

Except as otherwise provided above, the Adviser will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and shall bear the costs of any salaries of any of our officers or Trustees who are affiliated persons (as defined in the 1940 Act) of the Adviser.

Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of our portfolio are as follows:

Benjamin Black—Benjamin Black is the Chief Investment Officer and Co-Founder of Powerlaw Capital Group, and Co-Founder and Managing Director of Akkadian. With more than 20 years of experience in private equity and venture investing, he has built a career focused on investing in high-growth technology companies. Mr. Black is also Co-Founder of the RAISE Global Summit, which has become a premier launchpad for emerging venture capital managers. Prior to Akkadian, Mr. Black co-founded New Cycle Capital to bring socially responsible investing to sectors like clean energy and social finance. He started his private equity career on the investment teams at Maveron and Rosewood Capital, where he focused on branded consumer products and services. Prior to his private equity career, Mr. Black was a member of the founding team of Harris Interactive. Mr. Black holds a BA and JD from Cornell University.

Michael Dinsdale—Michael Dinsdale is Chief Executive Officer and Co-Founder of Powerlaw Capital Group and a Managing Director at Akkadian. For over 20 years, Mr. Dinsdale has embodied the “modern unicorn” CFO, with strategic expertise in building high-growth international companies that consistently exceed growth targets. Prior to Akkadian, Mr. Dinsdale was the Chief Financial Officer of DocuSign, DoorDash and Gusto, three market-leading software companies that generated an aggregate of over $80 billion in value and for which he successfully secured an aggregate of over $2 billion in financing. He previously served on the Board of Directors for WildAid (non-profit). Mr. Dinsdale holds a BS in engineering from the University of Western Ontario, an MBA from McMaster University, and the CFA designation. He competed on the Canadian National Sailing Team in the 1996 Olympic trials.

The SAI provides additional information about our portfolio managers’ compensation, other accounts managed and ownership of our shares.

License Agreement

We entered into a license agreement (the “License Agreement”) with Akkadian Ventures LLC and the Adviser, pursuant to which Akkadian Ventures LLC granted us (and the Adviser) a non-exclusive license to use the name “Powerlaw.” Under the License Agreement, we will have a right to use the Powerlaw name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Powerlaw” name.

Administrator [To be updated by subsequent by amendment]

[•] serves as our administrator. Pursuant to an administration and fund accounting agreement, the administrator provides certain administrative services to us. The administrator receives a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of our net assets, which percentage is subject to breakpoints at increasing levels of net assets. We also reimburse the administrator for certain out-of-pocket expenses. [•]’s principal business address is [•].

DETERMINATION OF NET ASSET VALUE

The NAV of our outstanding Shares will be computed based upon the value of our portfolio securities and other assets on a monthly basis. We calculate NAV per share by subtracting our liabilities (including accrued expenses, dividends payable and any borrowings) from our total assets (the value of the securities we hold plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of our shares outstanding.

The 1940 Act requires us to determine the value of our portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by our Board. As stated in Rule 2a-5 under the 1940 Act, determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the Trustees who are not “interested persons” of us, as such term is defined in the 1940 Act, has designated the Adviser to perform fair value determinations and act as “valuation designee” for our investments.

Valuation of our securities is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information are valued via independent pricing services generally at an exchange closing price or if an exchange closing price is not available, the last traded price on that exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by us on a day on which we value such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If we hold both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which we value such security, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. We value fixed-income portfolio securities and non-exchange traded derivatives using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by our approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but we may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on an Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by us on a day on which we value such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which we value such option, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model, which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Securities that are publicly-traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions, they are discounted accordingly. Securities that are not publicly-traded or whose market quotations are not readily available are valued at fair value as determined in good faith .pursuant to Rule 2a-5 under the 1940 Act. Because the Board has designated the Adviser as valuation designee, the Adviser performs fair value determinations for our investments, subject to Board oversight and the requirements of Rule 2a-5.

In determining the market value of portfolio investments, we may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on our books at their face value. The price we could receive upon the sale of any particular portfolio investment may differ from our valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by us, and we could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Our ability to value our investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value our securities and other assets and liabilities are based on information available at the time we value our assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which we valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by us (including restricted securities) are valued at fair value as determined in good faith by the Board or by the Adviser (its delegate). Any assets and liabilities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities that we acquire may be traded on foreign exchanges or OTC markets on days on which our NAV is not calculated and our shares are not traded. In such cases, the NAV of our shares may be significantly affected on days when investors can neither purchase nor sell our shares.

Fair Value. When market quotations are not readily available or are believed by the Adviser to be unreliable, our investments are valued at fair value (“Fair Value Assets”) in accordance with ASC 820 and Rule 2a-5 under the 1940 Act. Fair Value Assets are valued by the Adviser in accordance with procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Adviser determines, in its business judgment prior to or at the time of pricing our assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by us. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Adviser is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of our pricing time. The Adviser may engage the services of third-party valuation firms to assist in fair value determinations.

Interests in Special Purpose Vehicles. As a practical expedient, investments in SPVs may be valued per the reported NAV as reported by the corresponding SPV’s managers. Adjustments to such NAV would be considered if (a) such NAV was not as of the applicable SPV’s measurement date; (b) it was probable that the applicable SPV would be sold at a value materially different from such NAV; or (c) it was determined in accordance with our valuation procedures that the applicable investment company is not being reported at fair value. Investments in SPVs are generally valued based on the fair value of the SPV’s underlying investment(s), adjusted as necessary to reflect the SPV’s capital structure, expenses, fees, carried interest, liquidity characteristics, and any other factors the Adviser determines are relevant to estimating the fair value of our interest in such SPV.

Forward Contracts. Forward contracts are valued based on the Adviser’s estimate of the fair value of the underlying equity securities subject to the forward, taking into account recently observed transactions in the issuer’s securities, adjusted for contractual terms and structural features of the forward arrangement, which may include the forward price, share ratio, expected settlement mechanics, counterparty credit risk, time to settlement, and any applicable fees or costs.

Secondary Purchases Subject to Transfer Restrictions. When valuing secondary purchases that are subject to transfer restrictions, the Adviser considers the impact of the transfer restrictions as part of its fair value determination in accordance with ASC 820 and Rule 2a-5 under the 1940 Act. The Adviser evaluates the nature and duration of the transfer restrictions, the expected timing and likelihood of obtaining any required issuer consents or waivers, and the effect of the transfer restrictions on liquidity and marketability. In many cases, the Adviser uses pricing indications derived from recent arm’s-length financing rounds or secondary transactions involving the issuer’s securities. Because such transactions typically involve securities that are subject to substantially similar transfer restrictions, the observed transaction prices are generally understood to already reflect the market’s assessment of those restrictions. Accordingly, when the Adviser determines that the transfer restrictions applicable to our investment are consistent with those applicable to the securities underlying the observed transaction, no separate or incremental adjustment may be required solely to reflect the transfer restrictions. Where the Adviser determines that the transfer restrictions applicable to our investment are more restrictive, longer in duration, or otherwise materially different from those reflected in observable transactions, the Adviser may apply additional valuation adjustments to reflect the reduced liquidity or increased uncertainty associated with the transfer restrictions. The determination of whether, and to what extent, such adjustments are appropriate is made based on the Adviser’s reasonable judgment, taking into account all relevant facts and circumstances as of the valuation date.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining our NAV. As a result, our sale or repurchase of our shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Our annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under U.S. GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect us. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

DISTRIBUTION REINVESTMENT PLAN

To the extent we determine to pay distributions in the future, we have established a DRIP administered by [•] (the “Plan Administrator”). Pursuant to the DRIP, unless the shareholder of record elects to receive cash by contacting the Plan Administrator, any dividends or other distributions, net of any applicable U.S. federal withholding tax, paid by us will be reinvested automatically in our Shares. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, that dividend or other distribution will be automatically reinvested in additional Shares, rather than being paid to Shareholders in cash. In this way, Shareholders can maintain an undiluted investment while still allowing us to pay out distributable income.

Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the DRIP Administrator at least five (5) business days prior to any dividend/distribution record date; otherwise, such termination or resumption will not be effective until the next declared dividend or other distribution.

Whenever we declare a distribution payable either in Shares or cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive a number of our Shares, determined in accordance with the following provisions. The shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares (“Newly Issued Shares”) or (ii) by purchase of outstanding Shares on the open market (“Open-Market Purchases”) on the Exchange or elsewhere. If, on the payment date for any distribution, the market price per share plus estimated brokerage trading fees is equal to or greater than the NAV per share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Shares, including fractions of shares from us for each Plan participant’s account. The number of Newly Issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV per share on the date of issuance; provided that, if the NAV per share is less than or equal to 95% of the then current market price per share on the date of issuance, the dollar amount of the distribution will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the DRIP. If, on the payment date for any distribution, the NAV per share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will invest the distribution amount in our Shares acquired on behalf of the DRIP participants in Open-Market Purchases.

In the event of a market discount on the payment date for any distribution, the Plan Administrator will have until the last business day before the next date on which our shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such distribution, whichever is sooner (the “Last Purchase Date”), to invest the distribution amount in our Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in Newly Issued Shares on the distribution payment date. If the Plan Administrator is unable to invest the full distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Shares from us for each participant’s account, in respect of the uninvested portion of the distribution, at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the DRIP.

The Plan Administrator maintains all registered shareholders’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the DRIP in accordance with the instructions of the participants.

In the case of our Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator may accept instructions from such Nominee to reinvest distributions with respect to less than all of the shares registered in the name of such Nominee, in order to reflect differing reinvestment elections of the Nominee’s underlying beneficial owners, as certified from time to time by the Nominee.

Registered shareholders whose shares are registered directly in their own name may elect either full participation or full non-participation in the DRIP and may not elect partial participation.

The Administrator will administer the DRIP on the basis of the number of our shares certified from time to time by the Nominee as participating in the DRIP including certifications reflecting partial participation pursuant to the elections of underlying beneficial owners. The Plan Administrator will not take instructions or elections from a beneficial owner whose shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s shares are held through a Nominee and are not registered with the Plan Administrator as participating in the DRIP, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the DRIP with respect to those shares. If a beneficial owner of our Shares held in the name of a Nominee wishes to participate in the DRIP, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the DRIP with respect to those shares. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the DRIP.

There will be no brokerage charges with respect to our Shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases in connection with the reinvestment of distributions. For additional discussion regarding the tax implications of participation in the DRIP, see “Certain U.S. Federal Income Tax Considerations.” Participants that request a sale of our Shares through the Plan Administrator are subject to brokerage commissions.

Neither the Plan Administrator nor we shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither the Plan Administrator nor we shall be liable hereunder for any act done in good faith or for any good faith omission to act, including, without limitation, failure to terminate a participant’s account promptly upon receipt of written notice of such participant’s death, or with respect to prices at which Shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

We reserve the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases in the DRIP; however, we reserve the right to amend the DRIP to include a service charge payable by the participants by written notice provided directly or in the next report to shareholders.

All correspondence, questions, or requests for additional information concerning the DRIP should be directed to the Plan Administrator by writing to the Plan Administrator at [•]. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to Powerlaw Fund II on all correspondence.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion describes certain U.S. federal income tax considerations that are likely to be relevant to us and to an investment in our Shares. This discussion deals only with our Shares held as capital assets by investors who acquired our Shares in the Reorganization or purchased our Shares in this offering. This discussion does not cover all aspects of U.S. federal taxation that may be relevant to the investment. In particular, this discussion does not address all of the tax considerations that may be relevant to persons in special tax situations, including banks, insurance companies or other financial institutions, dealers in securities, certain former citizens or residents of the United States, a person that is a “controlled foreign corporation,” a person that is a “passive foreign investment company,” persons holding our Shares as part of a hedge, straddle, conversion or other integrated financial transaction, entities that are treated as partnerships for U.S. federal income tax purposes (or partners therein), or that are otherwise subject to special treatment under the Code. This section does not address any other U.S. federal tax considerations (such as gift taxes, or the Medicare tax on net investment income) or any state, local or non-U.S. tax considerations. You should consult your own tax advisers about the tax consequences of the purchase, ownership, and disposition of our Shares in light of your own particular circumstances, including the tax consequences under state, local, non-U.S. and other tax laws and the possible effects of any changes in applicable tax laws.

For purposes of this discussion, a “U.S. Shareholder” means a beneficial owner of our Shares that is an individual citizen or resident of the United States, a domestic corporation or otherwise subject to U.S. federal income tax on a net basis with respect to income from our Shares. A “Non-U.S. Shareholder” means any beneficial owner of our Shares that is not a U.S. Shareholder.

This discussion is based on the tax laws of the United States, including the Code, existing and proposed regulations, and administrative and judicial interpretations, all as currently in effect. Such authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below.

Consequences of the Reorganization

As described above in “Prospectus Summary – The Fund,” the Predecessor Fund intends to transfer substantially all of its assets and liabilities to us in exchange for our Shares. Immediately following such transfer we intend to elect to be treated as a RIC for the taxable year that includes the transfer. Except as described in the paragraph following, we intend to treat the transfer of assets from the Predecessor Fund to us as a tax-free contribution under section 351. Generally, our basis in the assets we receive from the Predecessor Fund should be a carryover basis. If the aggregate fair market value of assets transferred from the Predecessor Fund is less than the aggregate adjusted bases of the assets so transferred by more than a low threshold (a “net built-in loss”), then the aggregate adjusted basis of the assets will be stepped down to fair market value, unless we and the Predecessor Fund instead elect to adjust the Predecessor Fund’s basis in our Shares to fair market value.

Notwithstanding our general intention to treat the transfer as a tax-free contribution under section 351, if property owned by an association taxable as a corporation (a “C corporation”) becomes the property of a RIC (“Converted Property”), then the RIC is subject to corporate-level taxation on built-in gains recognized within five years beginning on the first day of the RIC’s first taxable year (in the case of the qualification of a C corporation as a RIC). These rules also apply to a partnership whose assets are transferred to a RIC, to the extent the partnership has, directly or indirectly, partners that are C Corporations. An exception to this rule applies if the C corporation (or partnership) elects or is treated as electing (such election, the “deemed sale election”) to have sold its property to the RIC. In this case the transferor C corporation recognizes any net built-in gain as if it had sold the Converted Property to the RIC at fair market value at the end of the day before the day of the transfer to a RIC.

The Predecessor Fund intends to make the deemed sale election. As a result, the Predecessor Fund will, to the extent of its assets indirectly held by C corporation partners (“Corporate Partners”), be treated as transferring its assets to us in a taxable transaction and will recognize net gain (but not net loss) in connection with such transfer. Our basis in the assets that are deemed sold (i.e., the portion of our assets allocable to Corporate Partners) will be equal to fair market value and we will have a split holding period in those assets. A Corporate Partner of the Predecessor Fund will be allocated, and subject to tax on, its allocable share of gain or loss resulting from the deemed sale transaction. Any gains are generally expected to be capital, although may be short-term capital gains unless the Predecessor Fund has held the applicable asset for more than 1 year.

Following the Reorganization, the Predecessor Fund intends to distribute all or a portion of the Shares to its partners. Although the distribution of “marketable securities” (which would include our Shares) by a partnership to its partners can cause such partners to recognize gain or loss, we believe an exception will apply so that neither the Predecessor Fund nor its partners are treated as recognizing gain or loss in connection with such distribution.

Consequences of Holding Shares of the Fund

Classification of the Fund as Corporation for Tax Purposes

We intend to elect to be classified as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not be required to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders as dividends.

However, as described above, to the extent we receive property in a conversion transaction, we will be required to pay corporate-level tax on the net amount of gains on our assets that are attributable to the period during which such assets were held by any such corporations, and that we recognize during the five year period beginning on the date on which we qualify as a RIC. Any corporate level built-in gain tax is payable at the time the built-in gain is recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in the five-year period, the actual amount of net built-in gain or loss present in those assets as of the date on which we qualify as a RIC, and effective tax rates. The payment of any such corporate-level tax on built-in gains will be a company-level expense that will be borne by all shareholders and will reduce the amount available for distribution to shareholders. Alternatively, we may make a “deemed sale” election to cause the gain to be recognized immediately prior to the date on which we qualify as a RIC. We expect to make such an election.

To continue to qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, we must distribute to our shareholders (or be treated as distributing) for each taxable year dividends for tax purposes of an amount equal to, at least the sum of (i) 90% of our “investment company taxable income” (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and (ii) 90% of our net tax-exempt income (the “Annual Distribution Requirement”). For tax purposes, our fiscal year is the calendar year.

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to our shareholders. We will be subject to corporate-level U.S. federal income tax on any income or capital gain not distributed (or deemed distributed) to our shareholders.

We will be subject to a nondeductible 4% federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) 100% of any income or gains recognized, but not distributed, and on which we paid no federal income tax, in preceding years.

To maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	at all times during each taxable year, are registered as a management company under the 1940 Act;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

○	no more than 25% of the value of our assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities of two or more issuers that are controlled by us and that are engaged in the same or similar or related trades or businesses or (iii) the securities of one or more “qualified publicly traded partnerships.”

Certain of our investments may be in derivatives or other similarly indirect economic interests to securities, for which the tax treatment for purposes of RIC qualifications is unclear. We believe such investments should be treated as investments in securities of the underlying issuers but there is no guarantee the IRS would agree with such treatment.

Because we may use debt financing, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources or are otherwise limited in our ability to make distributions, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We are authorized to borrow funds, to sell assets, and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

If, in any particular taxable year, we do not qualify as a RIC, all of our taxable income (including our net capital gains) will be subject to corporate-level taxation without any deduction for distributions to shareholders, and distributions will be taxable to shareholders as dividends (under the rules generally applicable to dividends) to the extent of our current and accumulated earnings and profits.

In the event we invest in non-U.S. securities, we may be subject to withholding and other non-U.S. taxes with respect to those securities. We do not expect to satisfy the conditions necessary to pass through to our shareholders their share of the non-U.S. taxes paid by us.

Investment income received from non-U.S. sources, or capital gains earned by investing in securities of non-U.S. issuers, may be subject to non-U.S. income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty may be 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of non-U.S. tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat non-U.S. income taxes paid by such RIC as paid by its stockholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on any “excess distribution” received on, or any gain from the disposition of such shares. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. This additional tax and interest may apply even if we make a distribution as a taxable dividend by us to our stockholders in an amount equal to (1) any excess distribution, or (2) the gain from the dispositions of such shares. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund”, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize income in excess of distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

If we are a U.S. Shareholder (as defined below) of a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly, or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of shares of all classes of shares of such corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC that is publicly offered may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

Taxation of U.S. Shareholders

Distributions by us generally will be taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. Shareholders to the extent of our current or accumulated earnings and profits. Distributions of our net capital gains (that is, the excess of our realized net long-term capital gains over realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, regardless of the U.S. Shareholder’s holding period for our Shares. Distributions of investment company taxable income that are reported by us as being derived from “qualified dividend income” will be taxed in the hands of non-corporate shareholders at the rates applicable to long-term capital gain, provided that holding period and other requirements are met by both the shareholders and us. Dividends distributed by us will generally not be attributable to qualified dividend income. In addition, dividends distributed by us to corporate U.S. Shareholders generally will not be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

Since we do not anticipate that we will pay distributions on a quarterly or other basis, we may decide to retain some or all of its net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) and to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s cost basis for its Shares.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, a U.S. Shareholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Shareholders on December 31 of the year in which the dividend was declared.

A shareholder may recognize taxable gain or loss if it sells or exchanges its Shares (including a redemption of such Shares or upon liquidation of the Fund). The amount of the gain or loss will be measured by the difference between the shareholder’s adjusted tax basis in its Shares and the amount of the proceeds received in exchange for such Shares. Any gain or loss arising from the sale or exchange of the Shares (or, in the case of distributions in excess of the sum of the shareholder’s current and accumulated earnings and profits and the shareholder’s tax basis in the Shares, treated as arising from the sale or exchange of Shares) generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if the shareholder has held its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of Shares held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such Shares.

We expect to adopt a distribution reinvestment plan that will allow shareholders to receive dividends in the form of additional shares unless they elect to receive cash distributions. If a U.S. Shareholder reinvests dividends in additional shares of our Shares, such U.S. Shareholder will be treated as if it had received a distribution in the amount of cash that it would have received if it had not made the election. Any such additional Shares will have a tax basis equal to the amount of the distribution. The additional shares of our Shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Shareholder’s account. U.S. Shareholders will generally be subject to tax on the amount of the distribution even if they receive the distribution in the form of additional shares of our Shares.

We (or the applicable withholding agent) will send to each of our U.S. Shareholders, as promptly as possible after the end of each calendar year, a report detailing the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (“IRS”). Distributions may also be subject to additional state, local, and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

Nondeductibility of Certain Fund Expenses

If we are not treated as a “publicly offered regulated investment company” (as defined below) for any taxable year, then, for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the management and incentive fees paid to our investment adviser and certain of our other expenses, (ii) each such U.S. Shareholder will be treated as having received or accrued a dividend from us in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the taxable year and (iv) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. Shareholder and generally are not be deductible by such U.S. Shareholder. In addition, we would be required to report the relevant income and expenses, including the management fee, on Form 1099-DIV. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will qualify as a publicly offered RIC, we may not qualify as a publicly offered RIC for future taxable years. We expect to be treated as a publicly offered regulated investment company for each year following this offering.

Taxation of Non-U.S. Shareholders

Distributions of our “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of federal withholding tax if paid to Non-U.S. Shareholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent such distributions do not exceed our current and accumulated earnings and profits unless an applicable exception applies.

U.S. source withholding taxes are generally not imposed on dividends paid by RICs to the extent the dividends are reported as “interest related dividends” or “short-term capital gain dividends.” Interest related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. person, and that satisfy certain other requirements. No assurance can be given as to whether any of our distributions will be reported as eligible for this exemption from withholding tax. In addition, Non-U.S. Shareholders should be aware that U.S. withholding rules require us (or our withholding agent) to withhold on distributions in the absence of certainty as to whether such distributions are eligible for the exemption from withholding tax. We intend to take measures to minimize the risk of such overwithholding. However, because withheld amounts are remitted to the IRS in accordance with applicable withholding deposit requirements, any amounts withheld in excess of the amount ultimately required generally must be claimed as a refund by the applicable Non-U.S. Shareholder from the IRS.

Actual or deemed distributions of our net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of its Shares (including a redemption of such Shares or upon a liquidation of the Fund), will not be subject to U.S. federal income tax. If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

We expect to adopt a distribution reinvestment plan that will allow shareholders to receive dividends in the form of additional shares unless they elect to receive cash distributions. If a Non-U.S. Shareholder reinvests dividends in additional shares, such Non-U.S. Shareholder will be treated as if it had received a distribution in the amount of cash that it would have received if it had not made the election. If the distribution is a distribution of our investment company taxable income and is not designated by us as a short-term capital gain dividend or interest related dividend, if applicable, the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in additional shares of our Shares. The Non-U.S. Shareholder will have an adjusted tax basis in the additional shares of our Shares purchased through the distribution reinvestment plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

Foreign Account Tax Compliance Act

Under to the U.S. tax rules known as the Foreign Account Tax Compliance Act (“FATCA”), a Non-U.S. Shareholder will generally be subject to a 30% U.S. withholding tax on dividends in respect of our Shares if the Non-U.S. Shareholder is not FATCA compliant, or holds its Shares through a foreign financial institution that is not FATCA compliant. In order to be treated as FATCA compliant, a Non-U.S. Shareholder must provide certain documentation (usually an IRS Form W-8BEN or W-8BEN-E) containing information about its identity, its FATCA status, and if required, its direct and indirect U.S. owners. These requirements may be modified by the adoption or implementation of a particular intergovernmental agreement between the United States and another country or by future U.S. Treasury Regulations. Documentation that Non-U.S. Shareholders provide in order to be treated as FATCA compliant may be reported to the IRS and other tax authorities, including information about a Non-U.S. Shareholder’s identity, its FATCA status, and if applicable, its direct and indirect U.S. owners.

If a Non-U.S. Shareholder is eligible for a reduced rate of U.S. federal withholding tax pursuant to an applicable income tax treaty or otherwise, the Non-U.S. Shareholder may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

Investors should consult their own tax advisors about how these information reporting and withholding tax rules may apply to their investment in our Shares.

Backup Withholding and Information Reporting

Information returns are required to be filed with the IRS with respect to payments made to certain U.S. Shareholders. In addition, certain U.S. Shareholders may be subject to backup withholding tax in respect of such payments if they do not provide their taxpayer identification numbers to the paying agent, fail to certify that they are not subject to backup withholding tax, or otherwise fail to comply with applicable backup withholding tax rules. Non-U.S. Shareholders may be required to comply with applicable certification procedures to establish that they are Non-U.S. Shareholders in order to avoid the application of such information reporting requirements and backup withholding tax. Any amount paid as backup withholding may be creditable against the holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

SELLING SHAREHOLDERS

This Prospectus covers the resale by the Selling Shareholders of up to an aggregate of [•] Shares.

Selling Shareholders presently hold equity interests in the Predecessor Fund and will receive Shares issued by us in connection with the Reorganization conducted pursuant to a private placement that will be exempt from the registration requirements of the Securities Act.

The Selling Shareholders may sell some, all or none of their shares. We do not know how long the Selling Shareholders will hold the shares before selling them, and we currently have no agreements, arrangements or understandings with the Selling Shareholders regarding the sale of any of the shares.

The following table sets forth the shares beneficially owned, as of [•], 2026, by the Selling Shareholders prior to the offering contemplated by this prospectus, the number of shares that the Selling Shareholders may offer and sell from time to time under this prospectus and the number of shares which the Selling Shareholders would own beneficially if all such offered shares are sold. Beneficial ownership is determined in accordance with Rule 13d-3(d) promulgated by the SEC under the Exchange Act. The percentage of shares beneficially owned prior to and after the offering is based on [•] Shares outstanding as of [•], 2026.

Each Selling Shareholder acquired its shares solely for investment purposes and not with a view to or for resale or distribution of such securities.

Selling Shareholder	Beneficial Ownership Before the Offering	Number of Shares Being Offered	Beneficial Ownership After the Offering	Percentage of Ownership After the Offering

[To be Filed by Amendment]

Shares sold by the Selling Shareholders will generally be freely tradable. Sales of substantial amounts of our Shares, including by the Selling Shareholders, or the availability of such Shares for sale, whether or not sold, could adversely affect the prevailing market prices for our Shares.

PLAN OF DISTRIBUTION

The Selling Shareholders may, from time to time, sell any or all of their securities covered hereby on the Exchange or any other trading market, stock exchange or other trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Shareholders may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	distribution to employees, members, limited partners or shareholders of the Selling Shareholders;

●	in transactions through broker-dealers that agree with a Selling Shareholder to sell a specified number of such securities at a stipulated price per security;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

In addition, a Selling Shareholder that is an entity may elect to make a pro rata in-kind distribution of securities to its members, partners or shareholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus with a plan of distribution. Such members, partners or shareholders would thereby receive freely tradeable securities pursuant to the distribution through a registration statement. To the extent a distributee is an affiliate of ours (or to the extent otherwise required by law), we may, at our option, file a prospectus supplement in order to permit the distributee to use the prospectus to resell the securities acquired in the distribution.

Broker-dealers engaged by the Selling Shareholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Shareholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

The Selling Shareholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. We are requesting that the Selling Shareholders inform us that they do not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities. We will pay certain fees and expenses incurred by us incident to the registration of the securities. We may indemnify certain broker-dealers or agents against certain losses, claims, damages and liabilities, including liabilities under the Securities Act, such as those arising out of claims that our registration statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

If a Selling Shareholder is deemed to be an “underwriter” within the meaning of the Securities Act, it will be subject to the Prospectus delivery requirements of the Securities Act, including Rule 172 thereunder. In addition, any securities covered by this Prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this Prospectus. We are requesting that Selling Shareholders confirm that there is no underwriter or coordinating broker acting in connection with their proposed sale of the resale securities.

We intend to keep this Prospectus effective until all of the securities have been sold pursuant to this Prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to our Shares for the applicable restricted period, as defined in Regulation M under the Exchange Act, prior to the commencement of the distribution. In addition, the Selling Shareholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of our Shares by the Selling Shareholders or any other person. We will make copies of this Prospectus available to the Selling Shareholders and are informing the Selling Shareholders of the need to deliver a copy of this Prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

We have engaged [•] as our financial advisor to advise and assist us with respect to certain matters relating to our listing. These matters include assisting us in defining our objectives with respect to the filing of the registration statement of which this prospectus forms a part, our preparation of the registration statement of which this prospectus forms a part, our preparation of investor communications and presentations in connection with investor education, and being available to consult with the Exchange, including on the day that our Shares are initially listed on the Exchange.

In addition, [•] will determine when our Shares are ready to trade and to approve proceeding with the opening of trading at the Current Reference Price (as defined below). However, the financial advisor has not been engaged to participate in investor meetings or to otherwise facilitate or coordinate price discovery activities or sales of our Shares in consultation with us, except as described herein.

On the day that our Shares are initially listed on the Exchange, the Exchange will begin accepting, but not executing, pre-opening buy and sell orders and will begin to continuously generate the indicative Current Reference Price on the basis of such accepted orders. During a 10-minute “Display Only” period, market participants may enter quotes and orders in Shares in the Exchange’s systems and such information is disseminated, along with other indicative imbalance information, to [•] and other market participants (including the other financial advisors) by the Exchange on its NOII and BookViewer tools. Following the “Display Only” period, a “Pre-Launch” period begins, during which [•], in its capacity as our designated financial advisor to perform the required functions, must notify the Exchange that our shares are “ready to trade.” Once [•] has notified the Exchange that our Shares are ready to trade, the Exchange will calculate the Current Reference Price (as defined below) for our Shares, in accordance with the Exchange’s rules. If [•] then approves proceeding at the Current Reference Price, the Exchange will conduct price validation checks in accordance with its rules. As part of conducting its price validation checks, the Exchange may consult with [•] and other market participants (including the other financial advisors). Upon completion of such price validation checks the applicable orders that have been entered will then be executed at such price and regular trading of our Shares on the Exchange will commence.

Under the Exchange’s rules, the “Current Reference Price” means: (i) the single price at which the maximum number of orders to buy or sell our Shares can be matched; (ii) if more than one price exists under clause (i), then the price that minimizes the number of our Shares for which orders cannot be matched; (iii) if more than one price exists under clause (ii), then the entered price (i.e., the specified price entered in an order by a customer to buy or sell) at which our Shares will remain unmatched (i.e., will not be bought or sold); and (iv) if more than one price exists under clause (iii), a price determined by the Exchange after consultation with [•]. [•] will exercise any consultation rights only to the extent that it may do so consistent with the anti-manipulation provisions of the federal securities laws, including Regulation M (to the extent applicable), or applicable relief granted thereunder. In determining the Current Reference Price, the Exchange’s algorithms will match orders that have been entered into and accepted by the Exchange’s system. This occurs with respect to a potential Current Reference Price when orders to buy shares at an entered bid price that is greater than or equal to such potential Current Reference Price are matched with orders to sell a like number of shares at an entered asking price that is less than or equal to such potential Current Reference Price.

To illustrate, as a hypothetical example of the calculation of the Current Reference Price, if the Exchange’s algorithms matched all accepted orders as described above, and two limit orders remained—a limit order to buy 500 shares at an entered bid price of $10.01 per share and a limit order to sell 200 shares at an entered asking price of $10.00 per share—the Current Reference Price would be determined as follows:

Under clause (i), if the Current Reference Price is $10.00, then the maximum number of additional shares that can be matched is 200. If the Current Reference Price is $10.01, then the maximum number of additional shares that can be matched is also 200, which means that the same maximum number of additional shares would be matched at the price of either $10.00 or $10.01.

Because more than one price under clause (i) exists, under clause (ii), the Current Reference Price would be the price that minimizes the imbalance between orders to buy or sell (i.e., minimizes the number of shares that would remain unmatched at such price). Selecting either $10.00 or $10.01 as the Current Reference Price would create the same imbalance in the limit orders that cannot be matched, because at either price 300 shares would not be matched.

Because more than one price under clause (ii) exists, then under clause (iii), the Current Reference Price would be the entered price at which orders for shares at such entered price will remain unmatched. In such case, choosing $10.01 would cause 300 shares of the 500 share limit order with the entered price of $10.01 to remain unmatched, compared to choosing $10.00, where all 200 shares of the limit order with the entered price of $10.00 would be matched, and no shares at such entered price remain unmatched. Thus, the Exchange would select $10.01 as the Current Reference Price because orders for shares at such entered price will remain unmatched.

The above example (including the prices) is provided solely by way of illustration.

[•], as the designated financial advisor under the relevant Exchange rule, will determine when our Shares are ready to trade and approve proceeding at the Current Reference Price primarily based on consideration of volume, timing, and price. In particular, [•] will determine, based primarily on pre-opening buy and sell orders, when a reasonable amount of volume will cross on the opening trade such that sufficient price discovery has been made to open trading at the Current Reference Price. If [•] does not approve proceeding at the Current Reference Price (for example, due to the absence of adequate pre-opening buy and sell interest), [•] will request that the Exchange delay the open until such a time that sufficient price discovery has been made to ensure a reasonable amount of volume crosses on the opening trade.

Similar to an Exchange-listed underwritten initial public offering, in connection with the listing of our Shares, the financial advisors and buyers and sellers (or their brokers) who have subscribed will have access to the Exchange’s Order Imbalance Indicator (sometimes referred to as the Net Order Imbalance Indicator), a widely available, subscription-based data feed, prior to submitting buy or sell orders. The Exchange’s electronic trading platform simulates auctions every second to calculate a Current Reference Price, the number of shares that can be paired off the Current Reference Price, the number of shares that would remain unexecuted at the Current Reference Price and whether a buy-side or sell-side imbalance exists, or whether there is no imbalance, in order to disseminate that information continuously to buyers and sellers via the Order Imbalance Indicator data feed.

However, because this is not an underwritten initial public offering, there will be no “book building” process (i.e., an organized process pursuant to which buy and sell interest is coordinated in advance to some prescribed level - the “book”). Moreover, prior to the opening trade, there will not be a price at which underwriters initially sold Shares to the public as there would be in an underwritten initial public offering. This lack of an initial public offering price could impact the range of buy and sell orders collected by the Exchange from various broker-dealers. Consequently, the public price of our Shares may be more volatile than in an underwritten initial public offering and could, upon listing on the Exchange, decline significantly and rapidly. See the section titled “Risk Factors – Risks Related to the Listing of Our Shares – Our share price may be volatile, and could decline significantly and rapidly.”

In addition, in order to list on the Exchange, we are also required to have at least [•] registered and active market makers. We understand that any market-making, if commenced, may be discontinued at any time. Further, our financial advisors may assist interested registered shareholders with the establishment of brokerage accounts.

Lock-Up Provisions

In connection with our direct listing on the Exchange, each of our shareholders has entered into lock-up agreements with us pursuant to which the shareholders have agreed, subject to certain customary exceptions, not to sell, transfer, assign, pledge, hypothecate, or otherwise dispose of any of our Shares (collectively, the “Lock-Up Shares”) for a period commencing on the date of commencement of trading of our Shares on the Exchange (the “Listing Date”) and ending on the [•] calendar day following the Listing Date (the “Lock-Up Period”). The restrictions described above are referred to as the “Lock-Up Restrictions”.

The Lock-Up Restrictions will be released in four tranches on the following dates after the Listing Date:

Day [•] (Listing Date): [•]% of the Lock-Up Shares will be released from the Lock-Up Restrictions;

Day [•]: an additional [•]% of the Lock-Up Shares (for a cumulative total of [•]% of the Lock-Up Shares) will be released from the Lock-Up Restrictions, subject to adjustment as described below;

Day [•]: an additional [•]% of the Lock-Up Shares (for a cumulative total of [•]% of the Lock-Up Shares) will be released from the Lock-Up Restrictions, subject to adjustment as described below; and

Day [•]: the remaining [•]% of the Lock-Up Shares (for a cumulative total of [•]% of the Lock-Up Shares) will be released from the Lock-Up Restrictions, and all Lock-Up Restrictions under this agreement will terminate.

The releases on Day [•] and Day [•] are subject to adjustment pursuant to the following objective, pre-determined, market-based formulas:

If the average of the official Exchange closing price per share of the Shares for the [•] consecutive trading days ending [•] trading days prior to the scheduled Day [•] release or Day [•] release, as applicable, exceeds [•]% of our most recently published net asset value (“NAV”) per Share, then the (a) applicable Day [•] release or Day [•] release will be increased by [•]% of the Lock-Up Shares and (b) subsequent applicable release dates will be reduced by the same number of Shares.

If the average of the official Exchange closing price per share of the Shares for the [•] consecutive trading days ending [•] trading days prior to the scheduled Day [•] release or Day [•] release, as applicable, is less than or equal to [•]% of our most recently published NAV per share, then the (a) applicable Day [•] release or Day [•] release will be reduced by [•]% of the Lock-Up Shares and (b) subsequent applicable release dates will be increased by the same number of shares.

In addition, if at any time between the Listing Date and Day [•], our market capitalization (calculated as the official Exchange closing price multiplied by the number of Shares outstanding) equals or exceeds [•]% of NAV for [•] consecutive trading days, an additional [•]% of the Lock-Up Shares will be released from the Lock-Up Restrictions on the [•] trading day after such threshold is met.

All adjustments will be calculated automatically by us based on publicly available market and NAV data, without discretionary modification.

In addition to the lock-up provisions noted above, certain of our shareholders who are employees of the Adviser or its affiliates have entered into additional lock up agreements that prohibit those individuals from (1) selling any shares before Day [•], and (2) selling more than [•]% of their shares between Day [•] and Day [•].

The Lock-Up Restrictions shall not apply to (i) transfers of Lock-Up Shares to affiliates of the shareholders and (ii) transfers of Lock-Up Shares for bona fide estate planning purposes; provided that in each case the transferee or pledgee agrees in writing with us to be bound by the terms of this agreement for the remainder of the Lock-Up Period.

DESCRIPTION OF OUR SHARES

We are a newly organized Delaware statutory trust formed pursuant to a Certificate of Trust, dated as of July 13, 2026, and a Certificate of Amendment, dated as of July 20, 2026, and are registered under the 1940 Act as a closed-end, non-diversified management investment company. Pursuant to the Declaration of Trust, dated as of [•], 2026, and as amended through the date hereof, we are authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each Share, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Distributions may be paid to holders of our Shares if, as and when authorized by the Board and declared by us out of funds legally available therefor. All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Under the rules of the Exchange currently applicable to listed companies, we will be required to hold an annual meeting of shareholders in each fiscal year.

Listing and Symbol. The Shares are expected to be listed on the Exchange, subject to official notice of issuance, under the symbol “[•].”

Voting Rights. Holders of Shares will vote as a single class to elect the Board and on additional matters with respect to which the 1940 Act mandates a vote by our Shareholders. Although we have no present plans to do so during the twelve months following the initial listing of our Shares on the Exchange, if preferred shares are issued, holders of preferred shares will have a right to elect two of our Trustees, and will have certain other voting rights as required by the 1940 Act. Each Share is entitled to one vote on all matters submitted to a vote of shareholders, including the election of trustees. See “Certain Provisions in the Declaration of Trust – Anti-Takeover and Other Provisions.”

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws (“Bylaws”). This summary is not necessarily complete, and we refer you to Delaware law and our Declaration of Trust and Bylaws for a more detailed description of the provisions summarized below.

Shareholders; Issuance of Additional Shares

“Shareholders” shall mean as of any particular time the holders of record of our outstanding Shares, at such time. The Adviser or its affiliates have invested in us as a Shareholder and may do so in the future.

Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end management investment company must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its common shareholders. We may, from time to time, seek the consent of Shareholders to permit the issuance and sale by us of Shares at a price below our then-current NAV, subject to certain conditions. If such consent is obtained, we may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Shares at price below NAV in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Shareholders obtained by us and the applicable conditions imposed on the issuance and sale by us of Shares at a price below NAV will be disclosed in a prospectus supplement relating to any such offering of Shares at a price below NAV. Until such consent of Shareholders, if any, is obtained, we may not sell Shares at a price below NAV.

Because the Management Fee is based on our average gross assets at the end of the two (2) most recently completed calendar quarters (excluding cash and cash equivalents), the Adviser’s interests in recommending the issuance and sale of Shares at a price below NAV may conflict with the interests of us and our Shareholders.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All Shares issued are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Anti-Takeover and Other Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us, to change the composition of the Board or convert us to open-end status. These provisions may have the effect of discouraging attempts to acquire control of us, which attempts could have the effect of increasing our expenses and interfering with our normal operation. The terms for which the Trustees hold office are organized into three classes, and Trustees are elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election. Any of the Trustees may be removed from office for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees). Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing any individual as they may determine in their sole discretion by a vote of a majority of the Trustees then in office, or may leave such vacancy unfilled or reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required in the Declaration of Trust. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of our Shares to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the Declaration of Trust or Bylaws. Upon the adoption of a proposal to convert us from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion, we shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between us and any national securities exchange.

Certain Aspects of the Delaware Control Share Statute

Because we are organized as a Delaware statutory trust, we are subject to the control share acquisition provisions (the “Control Share Statute”) contained in Subchapter III of Delaware Statutory Trust Act (the “DSTA”). The Control Share Statute became automatically applicable to listed closed-end funds organized as Delaware statutory trusts upon its effective date of August 1, 2022.

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These voting power thresholds are as follows:

•	10% or more, but less than 15% of all voting power;

•	15% or more, but less than 20% of all voting power;

•	20% or more, but less than 25% of all voting power;

•	25% or more, but less than 30% of all voting power;

•	30% or more, but less than a majority of all voting power; or

•	a majority or more of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” which is broadly defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or our governing documents with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by our Shareholders or exempted by the Board. Approval by the Shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain of our insiders. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by our Shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. The Board is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.

The Control Share Statute requires shareholders to disclose to us any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

The Control Share Statute may protect the long-term interests of our Shareholders by limiting the ability of certain investors to use their ownership to attempt to disrupt our long-term strategy such as by forcing a liquidity event. However, the Control Share Statute may also serve to entrench the Board and make it less responsive to shareholder requests. The totality of positive or negative affects is difficult to predict as the Control Share Statute has been in effect for a relatively short period of time.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their Shares of us and any subsequent acquisitions of Shares.

The Control Share Statute and the voting restrictions thereunder shall not apply to (i) any acquisition of preferred shares that may be issued by us and (ii) any acquisition or proposed acquisition of Shares by any company that, in accordance with the 1940 Act or SEC exemptive order or other regulatory relief or guidance, votes the Shares held by it in the same proportion as the vote of all other holders of such security or all securities.

Limitation of Liability; Indemnification

The Declaration of Trust hereby provides that we agree to indemnify, out of Trust Property (as that term is defined in the Declaration of Trust), to the fullest extent permitted under applicable law, each person who at any time serves as our Trustee or officer (each such person being an “indemnitee”) against any liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise or settlements, or as fines and penalties; any expenses of establishing a right to indemnification under the Declaration of Trust; and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of, or advice in connection with, any action, suit, proceeding or investigation, whether civil or criminal, before or in connection with any court, or administrative or investigative body, in which he or she may be or may have been involved as a party, witness, participant or otherwise, or with which he or she may be or may have been threatened), incurred in connection with acting in any capacity set forth in the relevant provisions of the Declaration of Trust or by reason of his having acted in any such capacity, except with respect to any matter as to which he or she shall not have acted in good faith in the reasonable belief that his action was in the best interest of us or, in the case of any criminal proceeding, as to which he or she shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”); and provided further, that the termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the indemnitee did not act in good faith or that the indemnitee had reasonable cause to believe that his conduct was unlawful. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the Declaration of Trust shall continue as to a person who has ceased to be a Trustee or officer of us and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the Declaration of Trust or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of us or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a Shareholder may bring a derivative action on our behalf only if the following conditions (in addition to the requirements set forth in section 3816 of the DSTA) are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed, and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as such term is defined in the DSTA); and (ii) unless a demand is not required under clause (i), the Trustees must be afforded a reasonable amount of time (in any case, not less than ninety (90) days) to consider such Shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisors in considering the merits of the request and Shareholders making such request may be required to undertake to reimburse us for the expense of any such advisor if the Trustees determine not to take action. The Board may designate a committee of one Trustee to consider a Shareholder demand. A Shareholder may only bring a derivative action if Shareholders owning not less than ten percent (10%) of our then outstanding Shares or such series or class joins in the bringing of such action. Notwithstanding the foregoing, however, such provision shall not apply to any claims asserted under such U.S. federal securities law.

Under the Declaration of Trust, actions by Shareholders against us asserting a claim governed by Delaware law or our organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit. Notwithstanding the foregoing, however, such provision shall not apply to any claims asserted under such U.S. federal securities law.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

The Bylaws provide that with respect to an annual meeting of Shareholders, nominations of persons for election to the Board and the proposal of business to be considered by Shareholders may be made only (1) pursuant to our notice of meeting, (2) by or at the direction of the Board or (3) by any of our Shareholder who was a Shareholder of record both at the time of giving of notice by the Shareholder as provided for in the Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the notice procedures set forth in the Bylaws. With respect to special meetings of Shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of meeting, (2) by or at the direction of the Board or (3) provided that the special meeting has been called for the purpose of electing trustees, by any of our Shareholder who is a Shareholder of record both at the time of giving of notice provided for in the Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in the Bylaws.

The purpose of requiring Shareholders to give advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform Shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of Shareholders. Although the Bylaws do not give the Board any power to disapprove shareholder nominations for the election of trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of trustees or the consideration of Shareholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and Shareholders.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under 1940 Act or such an amendment would limit Shareholder rights, as discussed in the Declaration of Trust.

Term, Dissolution, and Liquidation

Subject to possible termination in accordance with the applicable provisions of the Declaration of Trust, we shall have perpetual existence. Upon our liquidation, after paying or adequately providing for the payment of all of our liabilities and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute our remaining assets among the classes of our Shares in accordance with the respective rights of such classes.

REGULATION AS A CLOSED-END FUND

We are a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

●	change our classification to an open-end management investment company;

●	except in each case in accordance with our policies with respect thereto set forth in the SAI and the Prospectus, borrow funds, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

●	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in the SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

●	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

A majority of our Trustees must be persons who are not “interested persons”, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any Trustee or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We are also prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing stock (i.e., preferred shares), as defined under the 1940 Act, as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of such class of senior security which is a stock., of at least 200% immediately after each issuance of such senior securities representing stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is equity, except that in each case any such class of indebtedness or equity may be issued in one or more series.

We are generally not able to issue and sell our shares at a price below the then-current NAV per share. We may, however, sell our shares at a price below the then-current NAV of our shares if the Board determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new shares at a price below NAV in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances.

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors – Risks Related to Our Business and Structure.”

Senior Securities

We may borrow funds to make investments. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. We are permitted, under specified conditions, to issue one class of indebtedness and one class of senior securities representing stock (i.e., preferred shares) senior to the shares offered hereby if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities representing stock (i.e., preferred shares). We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to the aggregate amount of outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. We are prohibited from protecting any Trustee or officer against any liability to us or our shareholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Item 16 of Form N-CSR, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

●	pursuant to Item 16 of Form N-CSR, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR [To be updated by subsequent amendment]

Our securities, including those held by any of our Subsidiaries, including SPVs treated as Subsidiaries for purposes of compliance with the 1940 Act (See Investment Strategy and Types of Investments – Investment Structures), are held by [•] pursuant to a custodian agreement. The principal business address of [•] is [•]. [•] serves as our transfer agent, distribution paying agent and registrar. The principal business address of [•] is [•].

LEGAL MATTERS

Cleary Gottlieb Steen & Hamilton LLP, located at One Liberty Plaza, New York, NY 10006, serves as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by [•].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM [To be updated by subsequent amendment]

[•], whose principal business address is located at [•], serves as our independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Shares offered by this Prospectus. The registration statement contains additional information about us and our Shares being offered by this Prospectus.

We file with or submit to the SEC annual, semi-annual, and monthly reports, proxy statements and other information meeting the informational requirements of the Exchange Act and the 1940 Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us by telephone at [•], or on our website at [•].

NOTICE OF PRIVACY POLICY AND PRACTICE

PRIVACY NOTICE

FACTS	WHAT DOES POWERLAW FUND II (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

Social security number

Income

Assets

Risk tolerance

Wire transfer instructions

Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call: [•] or go to [•]

Who we are
Who is providing this notice?	● Powerlaw Fund II
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

1.      Enter into an investment advisory contract

2.      Seek financial advice

3.      Make deposits or withdrawals from your account

4.      Tell us about your investment or retirement portfolio

5.      Give us your employment history

We may also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

1.      Sharing for affiliates’ everyday business purposes-information about your creditworthiness

2.      affiliates from using your information to market to you

3.      sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies with a common corporate identity.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund does not share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund does not jointly market.

Powerlaw Fund II

        Shares

_________, 2026

PRELIMINARY PROSPECTUS

All dealers that buy, sell or trade our shares, whether or not participating in this offering, may be required to deliver a Prospectus when acting on our behalf.

You should rely only on the information contained in or incorporated by reference into this Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED      , 2026

Powerlaw Fund II

         Shares

STATEMENT OF ADDITIONAL INFORMATION

_____, 2026

Powerlaw Fund II (the “Fund”) is a non-diversified, closed-end management investment company with a limited operating history. This Statement of Additional Information (“SAI”) relating to shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated _______, 2026. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling [•]. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staffer or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

S-i

INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

Our investment objective and our investment policies and strategies described in our prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without shareholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1.	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

5.	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

6.	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

7.	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries, except that we will invest more than 25% of the value of our total assets in companies operating in one or more industries within the technology group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Whenever an investment policy or investment restriction states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

MANAGEMENT OF THE FUND [To be updated by subsequent amendment]

Our Board of Trustees and Officers

Board Composition

Our Board consists of [five] members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The term of our Class I Trustees will expire at the 2026 annual meeting of shareholders; the term of any Class II Trustee will expire at the 2027 annual meeting of shareholders; and the terms of our Class III Trustees will expire at the 2028 annual meeting of shareholders.

[•] serves as a Class I Trustee (with a term expiring in 2026); Michael Dinsdale and [•] serve as Class II Trustees (with terms expiring 2027); Benjamin Black and [•] serve as Class III Trustees (with terms expiring in 2028).

A majority of the Board consists of trustees who are not “interested persons” of us, the Adviser or any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of us or the Adviser are referred to herein as “Interested Trustees.”

Consistent with these considerations, after review of all relevant transactions and relationships between each trustee, or any of his or her family members, and us, the Adviser, or of any of their respective affiliates, the Board has determined that [•], [•], and [•] each qualify as Independent Trustees. Each Trustee who serves on the Audit Committee is an “independent trustee” for purposes of Rule 10A-3 under the Exchange Act.

Trustees and Officers

The following tables provide information regarding each of our trustees and officers.

Independent Trustees

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past 5 Years
[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]

*	The address of each Independent Trustee is c/o Powerlaw Fund II, 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850 unless otherwise noted.

Interested Trustees

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Trusteeships Held by Trustee During Past 5 Years
Benjamin Black** 1969	Trustee, Term Expires 2028, Since 2026; Chief Investment Officer, Indefinite, Since 2025	CIO and Co-Founder, Powerlaw Capital Group (since 2026); Co-Founder & Managing Director, Akkadian (since 2011)	2	None
Michael Dinsdale** 1972	Trustee, Term Expires 2027, Since 2026; Chief Executive Officer, Indefinite, Since 2026	CEO and Co-Founder, Powerlaw Capital Group (since 2026); Managing Director, Akkadian (since 2021); Chief Financial Officer, Gusto, Inc. (2017 - 2020); Chief Financial Officer, DocuSign, Inc. (2010-2016).	2	Board Member, Plum Acquisition Corp. I (2021-2024)

*	The address of each Interested Trustee is c/o Powerlaw Fund II, 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850 unless otherwise noted.

**	Mr. Black and Mr. Dinsdale are Interested Trustees because of their positions with (i) Akkadian, an affiliate of the Adviser, and (ii) the Adviser.

***	The fund complex consists of us and Powerlaw Corp.

Officers who are not Trustees

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter Smith 1971	President, Indefinite, Since 2026	Co-Founder & Managing Director, Akkadian (since 2011)
Angela Stanley 1978	Chief Operating Officer and Secretary, Indefinite, Since 2026	COO & Partner, Akkadian (since 2024); Head of Investor Relations, Delta-V Capital, LLC (2023-2024); Co-Founder & Managing Partner, Harpeth Capital, LLC (2012-2022)
Tracy Hogan 1970	Chief Financial Officer and Treasurer, Indefinite, Since 2026	CFO and Treasurer, Akkadian (since 2025); CFO & Partner, Institutional Venture Partners (IVP) (2015-2024)
Nicholas McMordie 1984	Chief Compliance Officer, Indefinite, Since 2026	Director, Compliance, ArrowMark Partners (since 2018)

*	The address of each such officer is c/o Powerlaw Fund II, 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850, unless otherwise noted.

Biographical Information

Brief biographies of our Trustees are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable Trustee should serve on our Board at this time.

Interested Trustees

Benjamin Black – Benjamin Black is the Chief Investment Officer and Co-Founder of Powerlaw Capital Group, and Co-Founder and Managing Director of Akkadian. With more than 20 years of experience in private equity and venture investing, he has built a career focused on investing in high-growth technology companies. Mr. Black is also Co-Founder of the RAISE Global Summit, which has become a premier launchpad for emerging venture capital managers. Prior to Akkadian, Mr. Black co-founded New Cycle Capital to bring socially responsible investing to sectors like clean energy and social finance. He started his private equity career on the investment teams at Maveron and Rosewood Capital, where he focused on branded consumer products and services. Prior to his private equity career, Mr. Black was a member of the founding team of Harris Interactive. Mr. Black holds a BA and JD from Cornell University. Mr. Black’s extensive experience in venture capital and private equity, including as a managing director and founder of various firms, makes him qualified to serve on the Board.

Michael Dinsdale – Michael Dinsdale is Chief Executive Officer and Co-Founder of Powerlaw Capital Group and a Managing Director at Akkadian. For over 20 years, Mr. Dinsdale has embodied the “modern unicorn” CFO, with strategic expertise in building high-growth international companies that consistently exceed growth targets. Prior to Akkadian, Mr. Dinsdale was the Chief Financial Officer of DocuSign, DoorDash and Gusto, three market-leading software companies that generated an aggregate of over $80 billion in value and for which he successfully secured an aggregate of over $2 billion in financing. He previously served on the Board of Directors for WildAid (non-profit). Mr. Dinsdale holds a BS in engineering from the University of Western Ontario, an MBA from McMaster University, and the CFA designation. He competed on the Canadian National Sailing Team in the 1996 Olympic trials. Mr. Dinsdale’s finance expertise and his experience as a CFO of multiple companies makes him qualified to serve on the Board.

Independent Trustees

[Name] – [Qualifications]

[Name] – [Qualifications]

[Name] – [Qualifications]

Board Leadership Structure and Role in Risk Oversight

Overall responsibility for our oversight rests with the Board. We have entered into the Investment Advisory Agreement pursuant to which the Adviser will manage us on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our governing documents. The Board is composed of [five (5)] members, [three (3)] of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed [•] to serve in the role of Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other trustees generally between meetings. The Chair serves as a key point person for dealings between management and the trustees. The Chair also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board believes that [•] finance and accounting background, and experience as an executive and as a member of corporate boards qualifies [him][her] to serve as Chair of the Board. The Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual trustees and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board.

We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of us and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of us, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by us and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual trustees or any group or committee of trustees, correspondence should be addressed to the Board or any such individual trustees or group or committee of trustees by either name or title. All such correspondence should be sent to Powerlaw Fund II, 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850. Attention: Chair of the Audit Committee.

Board Committees

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

(a)	assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

(b)	prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;

(c)	oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls;

(d)	is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm (subject, where applicable, to shareholder ratification);

(e)	pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and

(f)	acts as a liaison between our independent registered public accounting firm and the Board.

[•], [•] and [•] are members of the Audit Committee and [•] serves as Chair.

Our Board has determined that each Audit Committee member meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. Our Board has determined that [•] is an audit committee financial expert as defined under SEC rules.

Nominating and Corporate Governance Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating and Corporate Governance Committee:

(a)	recommends to the Board persons to be nominated by the Board for election at our meetings of our shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings;

(b)	makes recommendations with regard to the tenure of the Trustees;

(c)	is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

(d)	advises the Board on corporate governance matters generally.

The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by our shareholders or from other sources it deems appropriate.

[•], [•] and [•] are members of the Nominating and Corporate Governance Committee and [•] serves as Chair.

Trustee Nominations

Nomination for election as a trustee may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by shareholders in compliance with the procedures set forth in our bylaws. Our Nominating and Corporate Governance Committee will consider qualified Trustee nominees recommended by shareholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding Trustee nominations. When submitting a nomination for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each Trustee nominee: full name, age and address; principal occupation during the past five years; current trusteeships on publicly held companies and investment companies; number of our securities owned, if any; and, a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our shareholders.

Shareholder proposals or trustee nominations to be presented at the annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, our principal executive offices not earlier than the 150th day prior to the one year anniversary of the date of our proxy statement for the preceding year’s annual meeting, or later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or trustee nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In evaluating trustee nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a trustee;

whether the individual is willing and able to devote sufficient time to our affairs and be diligent in fulfilling the responsibilities of a trustee and Board committee member;

whether the individual has the capacity and desire to represent the balanced, best interests of the shareholder as a whole and not a special interest group or constituency; and

whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings us a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for trustee nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of us and our shareholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary.

Compensation Committee

In accordance with its written charter adopted by the Board, the Compensation Committee (i) reviews and approves the compensation, if any, paid by us to each of our executive officers, including reimbursement by us of the allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer, (ii) has primary responsibility for periodically reviewing and recommending for approval by the Board the compensation, if any, paid to trustees who are not “interested persons” of us (as defined in Section 2(a)(19) of the 1940 Act), and (iii) oversees our compensation policies generally and makes recommendations to the Board regarding any incentive compensation and equity-based plans of ours that are subject to Board approval.

[•], [•] and [•] are members of the Compensation Committee and [•] serves as Chair.

Trustee Compensation [To be updated by subsequent amendment]

The following table sets forth the compensation expected to be received by our trustees for the year ending [•], 2026. We do not maintain a pension plan or retirement plan for any of our trustees.

Name	Aggregate Compensation From Fund		Total Compensation from Fund and Fund Complex Paid to Trustees
Interested Trustees
Michael Dinsdale		—		—
Benjamin Black		—		—
Independent Trustees
[•]	$	[•]	$	[•]
[•]	$	[•]	$	[•]
[•]	$	[•]	$	[•]

No compensation is expected to be paid to Interested Trustees. Our Independent Trustees who do not also serve in an officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person Board and committee meetings and annual fees for serving as a committee chairperson.

The Independent Trustees receive an annual fee of $[•]. In addition, each Chair receives the following additional annual fees: $[•] for the Chair of the Board; $[•] for the Chair of the Audit Committee; $[•] for the Chair of the Nominating and Corporate Governance Committee; and $[•] for the Chair of the Compensation Committee. The Independent Trustees also receive reimbursements of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting, each special meeting, and each committee meeting.

Officer Compensation

None of our officers who are also officers of our Adviser will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or officers of our Adviser or by individuals who were contracted by us or our Adviser to work on our behalf. Certain of our officers, including Peter Smith and Angela Stanley, own equity stakes in Powerlaw Capital Group, which in turn wholly-owns our Adviser, and thus have an indirect financial interest in the fees we pay our Adviser pursuant to the Investment Advisory Agreement.

Trustee Ownership of Shares [To be updated by subsequent amendment]

The table below sets forth the dollar range of the value of our Shares that is owned beneficially by each Trustee as of December 31, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)
Interested Trustees
Benjamin Black	[Over $100,000]	[Over $100,000]
Michael Dinsdale	[Over $100,000]	[Over $100,000]
Independent Trustees
[•]	[•]	[•]
[•]	[•]	[•]
[•]	[•]	[•]

(1)	Dollar ranges are as follows: None; $1 - $10,000; $10,001 -$50,000; $50,001 - $100,000; or over $100,000.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

We are managed by the Adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The principal office of the Adviser is located at 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850. Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations and provides investment advisory and management services to us, including sourcing investment opportunities, conducting research and performing due diligence on prospective investments, structuring our investments, and monitoring our Portfolio Companies on an ongoing basis through a team of investment professionals.

The Powerlaw Platform

The Adviser is a wholly-owned subsidiary of Powerlaw Capital Group, LLC, a Delaware limited liability company (“Powerlaw Capital Group” or “PCG”). Powerlaw Capital Group is an asset management platform established to, among other things, sponsor and advise a family of registered closed-end funds that seek to provide public market investors with access to late-stage private technology companies. Each registered fund advised by the Adviser is designed to share a common framework: a registered, non-diversified, closed-end management investment company that intends to elect to be regulated as a RIC, lists its shares on a national securities exchange, and pursues exposure to private technology companies through direct and indirect investments. The first registered fund sponsored by the platform, Powerlaw Corp. (Nasdaq: PWRL), commenced trading on Nasdaq on May 27, 2026. We are the second registered fund sponsored by the platform. The Adviser serves, or expects to serve, as investment adviser to each of the registered funds sponsored by the platform, as well as certain private funds and other investment vehicles that Powerlaw Capital Group may sponsor and launch from time to time. The Adviser, Powerlaw Capital Group and their affiliates currently manage, and intend in the future to manage, other closed-end funds and investment vehicles, certain of which may have investment objectives, strategies and target investments that are similar to, or that overlap with, ours. As a result, the Adviser and its affiliates are subject to conflicts of interest in allocating investment opportunities, personnel and other resources among us and such other funds and vehicles.

Powerlaw Capital Group and the Adviser are recently organized and have limited history operating a registered closed-end management investment company.

Investment Heritage — Akkadian

The Adviser’s investment team draws on the heritage and private markets experience of Akkadian Ventures (“Akkadian”), a venture capital and secondary investment firm founded in 2010 from which the Powerlaw platform originated. The principals of Powerlaw Capital Group and the Adviser have managed Akkadian and the investment professionals primarily responsible for managing our portfolio developed their experience investing in private technology companies at Akkadian. Akkadian is under common control with Powerlaw Capital Group and the Adviser.

Akkadian focuses on direct secondary investments, option exercise loans and company liquidity programs in the private markets. As of March 31, 2026, Akkadian, together with its affiliates, managed approximately $1.36 billion in assets and has completed more than 875 transactions across 130+ private technology companies over a 16-year history. The Adviser believes that the relationships Akkadian’s principals have developed across the private secondary market over this period may position us to access investment opportunities, including as a counterparty in secondary transactions. There can be no assurance that these relationships will result in investment opportunities for us, or that any such opportunities will be available on favorable terms.

The historical results and experience of Akkadian and its affiliated funds are not a guarantee of, and may not be indicative of, our future results. Akkadian’s prior investment vehicles were privately offered funds that differ from us in structure, investment program, regulatory framework, and fees and expenses, and the historical performance of those vehicles is not attributable to us.

Ownership, Control and the Investment Committee

The Adviser is owned and controlled by Powerlaw Capital Group, which in turn is controlled by Michael Dinsdale, its Chief Executive Officer, Benjamin Black, its Chief Investment Officer, and Peter Smith, its President and General Counsel.

All investment decisions made on our behalf are made by the Adviser, subject to the oversight of our Board, and are overseen by the Adviser’s investment committee (the “Investment Committee”). The Investment Committee is currently comprised of Benjamin Black and Michael Dinsdale and is supported by other members of the Adviser’s senior investment team. The Investment Committee is responsible for selecting and evaluating investment and disposition decisions with respect to our investments. The members of the Investment Committee may change from time to time as designated by the Adviser.

The Investment Advisory Agreement [To be updated by subsequent amendment]

The Adviser serves as our investment adviser pursuant to an investment advisory agreement between us and the Adviser (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the investment and reinvestment of our assets.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial two-year term and will continue in effect from year to year thereafter if approved annually by (i) the vote of our Board or the vote of a majority of our outstanding voting securities and (ii) the vote of a majority of our Independent Trustees, in each case in accordance with the requirements of the 1940 Act.

The Investment Advisory Agreement will automatically terminate in the event of its assignment, within the meaning of the 1940 Act and related SEC guidance and interpretations. We may terminate the Investment Advisory Agreement, without payment of any penalty, upon 60 days’ written notice, by action of our Board or by the vote of the holders of a majority of our outstanding voting securities (which, under the 1940 Act, means the lesser of (a) 67% or more of our voting securities present at a meeting at which more than 50% of our outstanding voting securities are present or represented by proxy, or (b) more than 50% of our outstanding voting securities). The Adviser may also terminate the Investment Advisory Agreement, without payment of any penalty, upon 60 days’ written notice.

Under the Investment Advisory Agreement, commencing upon the date that this registration statement is declared effective by the SEC (the “Effective Date”), we will pay the Adviser a management fee (the “Management Fee”), payable quarterly in arrears, calculated at an annual rate of 2.50% of our average gross assets, which includes cash and cash equivalents and assets financed using leverage, determined as of the end of the two (2) most recently completed calendar quarters.

The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member, are not liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).

We will indemnify the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. However, the Indemnified Parties shall not be entitled to indemnification in respect of, any liability to us or our shareholders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement.

Portfolio Management

Benjamin Black and Michael Dinsdale are responsible for the day-to-day management of our portfolio.

Other Accounts Managed by the Portfolio Managers

The following table sets forth information about funds and accounts other than us for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2026:

	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- based Advisory Fee ($ million)
Benjamin Black
Registered Investment Companies	1	$569,072,914	0	$0
Other Pooled Investment Vehicles	17	$721,110,370	0	$0
Other Accounts	0	$0	0	$0
Michael Dinsdale
Registered Investment Companies	1	$569,072,914	0	$0
Other Pooled Investment Vehicles	14	$553,065,779	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation:

Our portfolio managers are compensated by the Adviser and do not receive any compensation directly from us. Compensation generally consists of a fixed base salary, non-performance based distributions and participation in Akkadian’s retirement and benefit plans.

The portfolio managers own equity interests in us and may also have equity ownership interests in the Adviser or its affiliates, which align their long-term financial interests with those of the Adviser’s clients, including us.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of our Shares to be beneficially owned by the portfolio managers as of [•], 2026 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Name	Dollar Range of Equity Securities in Powerlaw Fund II(1)(2)
Benjamin Black	Over $1,000,000
Michael Dinsdale	Over $1,000,000

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)	The dollar range of our equity securities beneficially owned by the portfolio managers is based on NAV.

Portfolio Manager Conflicts of Interest

Our portfolio managers have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the portfolio managers, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser and its affiliates have entered into, and may in the future enter into, additional business arrangements with certain of our shareholders. More information regarding conflicts of interest is included in the section below entitled “Conflicts of Interest.”

The Administrator [To be updated by subsequent amendment]

[•] serves as our administrator. Pursuant to a fund administration services agreement between the Administrator and us, the administrator provides certain administrative services to us. The administrator receives a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of our net assets, which percentage is subject to breakpoints at increasing levels of net assets. We also reimburse the administrator for certain out-of-pocket expenses. [•]’s principal business address is [•].

CONFLICTS OF INTEREST

Affiliations of the Adviser

Our executive officers and Trustees, and the Adviser and its officers and employees, including the portfolio managers, have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the portfolio managers, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser and its affiliates have entered into, and may in the future enter into, additional business arrangements with certain of our shareholders.

Other Accounts

The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar, or different investment objectives, philosophies, and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. See “– Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers, or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments that conflict with the positions held by us. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us.

Our executive officers and Trustees, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our shareholders.

Further, the professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management and administrative time, services, and functions among us and its affiliates and other business ventures or clients.

Allocations of Opportunities

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which they allocate investment opportunities appropriate for more than one client account in a manner deemed appropriate in their sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax, or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage, or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the 1940 Act and other applicable laws. In addition, an account managed by the Adviser, such as us, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it.

Valuation

The Portfolio Companies in which we invest ordinarily are privately-held. As a result, we value, and the Adviser reviews and determines, in good faith, in accordance with the 1940 Act, the value of, these securities based on relevant information compiled by the Adviser and third-party pricing services (when available) as described under “Determination of Net Asset Value.” Our interested Trustees are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in our valuation process, and the interest of our interested Trustees in the Adviser, could result in a conflict of interest as the management fee paid to the Adviser is based, in part, on our net assets.

Co-Investments and Related Party Transactions

In the ordinary course of business, we may enter into transactions with persons who are affiliated with us by reason of being under common control of the Adviser or its affiliates. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between us, the Adviser and its affiliates and our employees, officers, and trustees. We will not enter into any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our Board or exemptive relief for such transaction. Our affiliations may require us to forgo attractive investment opportunities.

Material Non-Public Information

By reason of the advisory and/or other activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for our account that it otherwise might have initiated. As a result, we may be frozen in an investment position that we otherwise might have liquidated or closed out or may not be able to acquire a position that we might otherwise have acquired.

Code of Ethics and Compliance Procedures

In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l under the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. In addition, each code of ethics is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of these code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Our Trustees and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture, and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

PROXY VOTING POLICIES AND PROCEDURES

We invest in securities issued by Portfolio Companies. As such, it is expected that proxies and consent requests received by us will deal with matters related to the operative terms and business details of those Portfolio Companies.

To the extent that we receive notices or proxies from Portfolio Companies (or to the extent we receive proxy statements or similar notices in connection with any other portfolio securities), we have delegated proxy voting responsibilities to the Adviser, subject to the oversight of the Board. The Adviser will vote proxies and respond to investor consent requests in our best interests, as applicable, in accordance with the Adviser’s Proxy Voting Policies and Procedures (the “Policies”).

With respect to each proxy proposal, the Adviser will consider the period of time that the particular security is expected to be held for an account, the size of the holding, the costs involved with the proxy proposal, the existing corporate governance structure, and the current management and operations for the particular company. Typically, the Adviser will vote proxies in accordance with management’s recommendations. However, in situations where the Adviser believes that management is acting on its own behalf or acting in a manner that is adverse to the rights of the company’s shareholders, the Adviser will not vote with management. For each proxy, the Adviser also considers whether there are any specific facts and circumstances that may give rise to a material conflict of interest on the part of the Adviser in voting the proxy. If it is determined that a material conflict of interest may exist, the proxy will be referred to the Adviser’s Chief Compliance Officer to decide if the Adviser may vote the proxy or if the proxy should be referred to us to vote. All instances where the Adviser determines a material conflict of interest may exist are resolved in our best interests.

Information regarding how we voted proxies relating to portfolio securities held by us during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling us at [•] or by emailing legal@powerlawfunds.com; (2) on our website ([•]); and (3) on the SEC’s website at www.sec.gov. In addition, copies of our proxy voting policies and procedures are also available by calling [•] and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership as indicated in our books and records of each current Trustee, our officers, the officers and Trustees as a group, and each person known to us to beneficially own 5% or more of our outstanding Shares.

The table shows such ownership as of [•], 2026.

Name and Address	Shares owned	Percentage(1)
5% Owners
[•]	[•]	[•]
Interested Trustees
Michael Dinsdale(2)	[•]	[•]
Benjamin Black(3)	[•]	[•]
Independent Trustees
[•](4)	[•]	[•]
[•] (5)	[•]	[•]
[•] (6)	[•]	[•]
Officers
Peter Smith(7)	[•]	[•]
Angela Stanley(8)	[•]	[•]
Tracy Hogan	[•]	[•]
Nicholas McMordie	[•]	[•]
All officers and Trustees as a group (nine persons)	[•]	[•]

(1)	Percentage based on [•] Shares issued and outstanding as of [•], 2026.

(2)	[•]

(3)	[•]

(4)	[•]

(5)	[•]

(6)	[•]

(7)	[•]

(8)	[•]

The address for each of the Trustees and officers is c/o Powerlaw Fund II, 631 Folsom Street Ste A & B, San Francisco, California 94107-3850.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Though we acquire and dispose of certain of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we also use brokers in the normal course of our business. However, to the extent a broker-dealer is involved in a transaction, the price paid or received by us may reflect a mark-up or mark-down. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Cleary Gottlieb Steen & Hamilton LLP, located at One Liberty Plaza, New York, NY 10006, serves as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by [•].

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT [To be updated by subsequent amendment]

[•] serves as our administrator. The principal business address of [•] is [•].

Our portfolio securities are held pursuant to a custodian agreement between us and [•]. The principal business address of [•] is [•].

[•] serves as our transfer agent, distribution paying agent and registrar. The principal business address of [•] is [•].

INDEPENDENT AUDITORS [To be updated by subsequent amendment]

[•], is the independent registered public accounting firm for us and audits our financial statements. [•] is located at [•].

FINANCIAL STATEMENTS

[To be filed by subsequent amendment]

F-1

PART C - OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements:

Powerlaw Fund II (the “Registrant”) is new and has not commenced operations as of the date of this filing, other than in connection with its organization. The Registrant’s seed financial statements and corresponding Report of Independent Registered Public Accounting Firm will be included in Part B of the Registrant’s Registration Statement on Form N-2 and will be filed in a subsequent pre-effective amendment filing.

(2) Exhibits:

(a)(1)	Certificate of Trust*
(a)(2)	Certificate of Amendment to Certificate of Trust*
(a)(3)	Declaration of Trust**
(b)	Bylaws**
(c)	Not Applicable
(d)	Not Applicable
(e)	Distribution Reinvestment Plan**
(f)	Not Applicable
(g)	Investment Advisory Agreement**
(h)	Not Applicable
(i)	Not Applicable
(j)	Custody Agreement**
(k)(1)	Fund Administration Services Agreement**
(k)(2)	Form of Indemnification Agreement**
(l)	Opinion and Consent of [•]**
(m)	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm**
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)(1)	Code of Ethics of Registrant**
(r)(2)	Code of Ethics of Adviser**
(s)	Filing Fee Table*
(t)	Power of Attorney*

*	Filed herewith.
**	To be filed be amendment.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement. All figures are estimates.

Registration Fees	$	*
Exchange Listing Fee	$	*
Printing	$	*
Legal	$	*
Accounting	$	*
Miscellaneous[1]	$	*
Total	$	*

*	To be provided by amendment.

1.	Includes one-time fee related to the listing of the company. These expenses are non-recurring and are not expected to be incurred on an ongoing basis.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Powerlaw Fund Adviser, LLC (formerly known as Akkadian CEF Manager, LLC) (the “Adviser”), the investment adviser to the Registrant. The Adviser was formed under the laws of the State of Delaware in 2025. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-134282).

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of holders of securities of the Registrant as of [•], 2026:

Title of Class	Number of Record Holders
Shares	[•]

ITEM 30. INDEMNIFICATION

Reference is made to Article [•], Section [•] of Registrant’s Declaration of Trust, to be filed by amendment as Exhibit (a)(2). Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in the Prospectus in the section entitled “Management of the Fund” and in the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940, as amended (File No. 801-134282).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

The Fund
Powerlaw Fund II
631 Folsom Street Ste A & B
San Francisco, California 94107-3850

Transfer Agent
[•]

Custodian
[•]

Adviser
Powerlaw Fund Adviser, LLC
631 Folsom Street Ste A & B
San Francisco, California 94107-3850

Administrator
[•]

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

1.	We undertake to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the NAV declines more than 10% from its NAV as of the effective date of the registration statement; or (2) the NAV increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not Applicable.

3.	We undertake:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

i.	to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

iii.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b.	that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

d.	that, for purposes of determining liability under the Securities Act to any purchaser:

i.	if the Registrant is subject to Rule 430B:

1.	each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

2.	each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10 (a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

ii.	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

ii.	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

iii.	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	We undertake that:

a.	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

b.	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not Applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and the State of Colorado, on the 23rd day of July, 2026.

Powerlaw Fund II

/s/ Peter Smith
By:	Peter Smith
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities indicated on the 23rd day of July, 2026.

Signature	Title

/s/ Benjamin Black	Trustee
Benjamin Black

/s/ Michael Dinsdale	Trustee, Chief Executive Officer
Michael Dinsdale

/s/ Peter Smith	President (Principal Executive Officer)
Peter Smith

/s/ Tracy Hogan	Chief Financial Officer and Treasurer
Tracy Hogan	(Principal Financial Officer and Principal Accounting Officer)

/s/ Peter Smith
Peter Smith, Attorney-in-Fact, pursuant to a power of attorney filed herewith.

EXHIBIT INDEX

(a)(1)	Certificate of Trust
(a)(2)	Certificate of Amendment to Certificate of Trust
(s)	Filing Fee Table
(t)	Power of Attorney